                                                                    EXHIBIT 10.3

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                                CREDIT AGREEMENT

                                      among

                                   NUCO2 INC.,

                                 VARIOUS LENDERS

                                       and

                                  BNP PARIBAS,
                             as ADMINISTRATIVE AGENT

                        --------------------------------

                           Dated as of August 25, 2003
                        --------------------------------

                          BNP PARIBAS SECURITIES CORP.,
                                as LEAD ARRANGER,

                         THE ROYAL BANK OF SCOTLAND PLC,
                              as SYNDICATION AGENT,

                                       and

                      MERRILL LYNCH CAPITAL, a division of
                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.,
                             as DOCUMENTATION AGENT

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            CREDIT  AGREEMENT,  dated as of August 25, 2003, among NUCO2 INC., a
Florida  corporation  (the  "Borrower"),  the Lenders  party hereto from time to
time,  and  BNP  PARIBAS,  as  Administrative  Agent  (in  such  capacity,   the
"Administrative  Agent").  All  capitalized  terms used  herein  and  defined in
Section 11 are used herein as therein defined.

                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS,  subject  to and upon the  terms and  conditions  set forth herein, the Lenders are willing to make available to the Borrower the respective credit facilities provided for herein;

            NOW, THEREFORE, IT IS AGREED:

            SECTION 1. AMOUNT AND TERMS OF CREDIT.

            1.01  THE  COMMITMENTS.  (a)  Subject  to and  upon  the  terms  and conditions  set  forth  herein,  each  Lender  with  an A Term  Loan  Commitment severally  agrees to make a term loan or term loans (each, an "A Term Loan" and, collectively,  the "A Term Loans") to the Borrower, which A Term Loans (i) shall be incurred  pursuant to a single drawing on the Initial  Borrowing  Date,  (ii)
shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower,  be incurred and  maintained  as,  and/or  converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically  provided in Section 1.10(b),  all A Term Loans comprising the same
Borrowing  shall at all times be of the same  Type,  and (B)  unless  either the
Administrative  Agent otherwise  agrees in its sole discretion or has determined that the  Syndication  Date has occurred (at which time this clause (B) shall no longer be  applicable),  prior to the 90th day following  the Initial  Borrowing
Date,  A Term Loans may only be incurred and  maintained  as,  and/or  converted into,  Eurodollar  Loans  so  long as all  such  outstanding  Eurodollar  Loans, together  with  all  outstanding  B Term  Loans  and  Revolving  Loans  that are maintained as Eurodollar  Loans,  are subject to an Interest Period of one month which  begins  and ends on the same  day,  and (iv)  shall be made by each  such
Lender in that aggregate  principal amount which does not exceed the A Term Loan
Commitment of such Lender on the Initial Borrowing Date (before giving effect to the termination thereof pursuant to Section 3.03(b)).  Once repaid, A Term Loans incurred hereunder may not be reborrowed.

            (b) Subject to and upon the terms and  conditions  set forth herein, each Lender with a B Term Loan Commitment  severally  agrees to make a term loan or term loans (each, a "B Term Loan" and,  collectively,  the "B TERM LOANS") to the  Borrower,  which B Term Loans (i) shall be  incurred  pursuant  to a single drawing on the Initial  Borrowing  Date,  (ii) shall be  denominated in Dollars,
(iii) except as hereinafter  provided,  shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar
Loans,  provided that (A) except as otherwise  specifically  provided in Section
1.10(b), all B Term Loans comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the  Administrative  Agent otherwise agrees in its sole discretion or has determined that the Syndication  Date has occurred
(at which time this clause (B) shall no longer be applicable), prior to the 90th day following the Initial  Borrowing Date, B Term Loans may only be incurred and maintained  as,  and/or  converted  into,  Eurodollar  Loans so long as all such outstanding  Eurodollar  Loans,  together with all  outstanding A Term Loans and

Revolving  Loans that are  maintained  as  Eurodollar  Loans,  are subject to an
Interest  Period of one month  which  begins and ends on the same day,  and (iv)
shall be made by each such Lender in that aggregate  principal amount which does not exceed the B Term Loan  Commitment  of such Lender on the Initial  Borrowing
Date  (before  giving  effect to the  termination  thereof  pursuant  to Section
3.03(c)). Once repaid, B Term Loans incurred hereunder may not be reborrowed.

            (c) Subject to and upon the terms and  conditions  set forth herein, each Lender with a Revolving Loan  Commitment  severally  agrees to make, at any time and from time to time on or after the Initial  Borrowing  Date and prior to the Revolving Loan Maturity  Date, a revolving loan or revolving  loans (each, a
"REVOLVING  LOAN" and,  collectively,  the  "Revolving  Loans") to the Borrower, which  Revolving  Loans (i) shall be denominated in Dollars,  (ii) shall, at the option of the Borrower,  be incurred and maintained as, and/or  converted  into,
Base Rate Loans or  Eurodollar  Loans,  PROVIDED  that (A)  except as  otherwise specifically  provided in Section  1.10(b),  all Revolving Loans  comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the
Administrative  Agent otherwise  agrees in its sole discretion or has determined that the  Syndication  Date has occurred (at which time this clause (B) shall no longer be  applicable),  prior to the 90th day following  the Initial  Borrowing
Date,  Revolving Loans may only be incurred and maintained as, and/or  converted into,  Eurodollar  Loans  so  long as all  such  outstanding  Eurodollar  Loans, together  with all  outstanding  Term Loans that are  maintained  as  Eurodollar
Loans,  are subject to an Interest  Period of one month which begins and ends on the same  day,  (iii)  may be  repaid  and  reborrowed  in  accordance  with the provisions  hereof,  and (iv) shall not  exceed for any such  Lender at any time outstanding that aggregate  principal amount which, when added to the product of
(x) such Lender's RL Percentage  and (y) the sum of (I) the aggregate  amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously  with the incurrence of, the respective incurrence  of Revolving  Loans) at such time and (II) the  aggregate  principal amount of all Swingline  Loans  (exclusive  of Swingline  Loans which are repaid with the proceeds of, and simultaneously  with the incurrence of, the respective incurrence  of Revolving  Loans) then  outstanding,  equals the  Revolving  Loan
Commitment of such Lender at such time.

            (d) Subject to and upon the terms and  conditions  set forth herein, the  Swingline  Lender  agrees to make,  at any time and from time to time on or after the Initial  Borrowing  Date and prior to the  Swingline  Expiry  Date,  a revolving loan or revolving loans (each, a "Swingline  Loan" and,  collectively, the  "SWINGLINE  LOANS") to the  Borrower,  which  Swingline  Loans (i) shall be incurred  and  maintained  as Base Rate  Loans,  (ii)  shall be  denominated  in
Dollars,  (iii) may be repaid and  reborrowed in accordance  with the provisions hereof,  (iv)  shall  not  exceed  in  aggregate  principal  amount  at any time outstanding,  when combined with the aggregate principal amount of all Revolving
Loans  then  outstanding  and the  aggregate  amount  of all  Letter  of  Credit
Outstandings  at  such  time,  an  amount  equal  to the  Total  Revolving  Loan
Commitment at such time, and (v) shall not exceed in aggregate  principal amount at any time outstanding the Maximum Swingline Amount.  Notwithstanding  anything to the contrary  contained in this Section  1.01(d),  (i) the  Swingline  Lender shall  not be  obligated  to make any  Swingline  Loans at a time  when a Lender
Default  exists with  respect to an RL Lender  unless the  Swingline  Lender has entered into  arrangements  satisfactory to it and the Borrower to eliminate the
Swingline  Lender's risk with respect to the  Defaulting  Lender's or Defaulting
Lenders'   participation   in   such   Swingline   Loans,   including   by  cash
collateralizing such Defaulting Lender's or Defaulting Lenders' RL Percentage of
the outstanding  Swingline  Loans,  and (ii) the Swingline Lender shall not make

                                      -2-

any Swingline Loan after it has received  written notice from the Borrower,  any other Credit Party or the Required Lenders stating that a Default or an Event of
Default exists and is continuing  until such time as the Swingline  Lender shall have  received  written  notice (A) of  rescission  of all such notices from the party or  parties  originally  delivering  such  notice or notices or (B) of the waiver of such Default or Event of Default by the Required Lenders.

            (e) On any  Business  Day,  the  Swingline  Lender  may, in its sole
discretion,   give  notice  to  the  RL  Lenders  that  the  Swingline  Lender's outstanding  Swingline  Loans  shall be funded  with one or more  Borrowings  of
Revolving  Loans  (PROVIDED  that  such  notice  shall be  deemed  to have  been automatically  given  upon the  occurrence  of a Default  or an Event of Default under Section 10.05 or upon the exercise of any of the remedies  provided in the last paragraph of Section 10), in which case one or more Borrowings of Revolving
Loans   constituting  Base  Rate  Loans  (each  such  Borrowing,   a  "MANDATORY
BORROWING") shall be made on the immediately  succeeding  Business Day by all RL
Lenders pro rata based on each such RL Lender's RL Percentage (determined before giving effect to any termination of the Revolving Loan  Commitments  pursuant to the last  paragraph  of Section 10) and the  proceeds  thereof  shall be applied directly  by the  Swingline  Lender  to  repay  the  Swingline  Lender  for such outstanding  Swingline Loans. Each RL Lender hereby  irrevocably  agrees to make
Revolving  Loans upon one  Business  Day's  notice  pursuant  to each  Mandatory
Borrowing in the amount and in the manner  specified in the  preceding  sentence and on the date specified in writing by the Swingline Lender notwithstanding (i)
the amount of the Mandatory  Borrowing may not comply with the Minimum Borrowing
Amount otherwise required  hereunder,  (ii) whether any conditions  specified in
Section 6 are then  satisfied,  (iii)  whether a Default  or an Event of Default then exists,  (iv) the date of such Mandatory  Borrowing,  and (v) the amount of the  Total  Revolving  Loan  Commitment  at such  time.  In the  event  that any
Mandatory Borrowing cannot for any reason be made on the date otherwise required above  (including,  without  limitation,  as a result of the  commencement  of a proceeding under the Bankruptcy Code with respect to the Borrower), then each RL
Lender  hereby  agrees  that it  shall  forthwith  purchase  (as of the date the
Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received  from the  Borrower  on or after such date and prior to such  purchase)
from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause the RL Lenders to share in such  Swingline  Loans ratably based upon their  respective RL  Percentages  (determined  before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph  of  Section  10),  provided  that  (x) all  interest  payable  on the
Swingline Loans shall be for the account of the Swingline  Lender until the date as of which the respective participation is required to be purchased and, to the extent  attributable  to the  purchased  participation,  shall be payable to the participant  from and  after  such  date and (y) at the  time  any  purchase  of participations  pursuant to this sentence is actually  made,  the  purchasing RL
Lender shall be required to pay the Swingline  Lender  interest on the principal amount of  participation  purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation,  at the overnight Federal Funds Rate for the first three days and at the interest rate otherwise  applicable to Revolving
Loans maintained as Base Rate Loans hereunder for each day thereafter.

            1.02  MINIMUM  AMOUNT OF EACH  BORROWING.  The  aggregate  principal amount of each  Borrowing of Loans under a respective  Tranche shall not be less than the Minimum  Borrowing  Amount  applicable to such  Tranche.  More than one

                                      -3-

Borrowing may occur on the same date,  but at no time shall there be outstanding more than ten  Borrowings of Eurodollar  Loans in the aggregate for all Tranches of Loans.

            1.03 NOTICE OF BORROWING. (a) Whenever the Borrower desires to incur
(x) Eurodollar Loans hereunder,  it shall give the  Administrative  Agent at the
Notice Office at least three Business Days' prior notice of each Eurodollar Loan to be incurred hereunder and (y) Base Rate Loans hereunder  (excluding Swingline
Loans and Revolving Loans made pursuant to a Mandatory Borrowing), it shall give the Administrative  Agent at the Notice Office at least one Business Day's prior notice of each Base Rate Loan to be incurred  hereunder,  provided that (in each case) any such  notice  shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day.  Each such notice (each, a "Notice of  Borrowing"),  except as  otherwise  expressly  provided in Section
1.10,  shall be irrevocable  and shall be in writing,  or by telephone  promptly confirmed  in writing,  in the form of Exhibit A-1,  appropriately  completed to specify: (i) the aggregate principal amount of the Loans to be incurred pursuant to such  Borrowing,  (ii) the date of such Borrowing  (which shall be a Business
Day),  (iii) whether the Loans being incurred  pursuant to such Borrowing  shall constitute A Term Loans,  B Term Loans or  Revolving  Loans and (iv) whether the
Loans being incurred  pursuant to such Borrowing are to be initially  maintained as Base Rate Loans or, to the extent permitted hereunder,  Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable  thereto.  The
Administrative  Agent shall  promptly give each Lender which is required to make
Loans of the Tranche specified in the respective Notice of Borrowing,  notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately  preceding sentence to be specified in the Notice of Borrowing.

            (b) (i)  Whenever  the  Borrower  desires to incur  Swingline  Loans hereunder, the Borrower shall give the Swingline Lender no later than 11:00 A.M.
(New York time) on the date that a  Swingline  Loan is to be  incurred,  written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred  hereunder.  Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day), and (B) the aggregate  principal  amount of the Swingline  Loans to be incurred  pursuant to such Borrowing.

            (ii) Mandatory Borrowings shall be made upon the notice specified in
Section 1.01(e),  with the Borrower irrevocably  agreeing,  by its incurrence of any Swingline  Loan,  to the making of the Mandatory  Borrowings as set forth in
Section 1.01(e).

            (c) Without in any way  limiting the  obligation  of the Borrower to confirm in writing any  telephonic  notice of any  Borrowing  or  prepayment  of
Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without  liability upon the basis of telephonic  notice of such Borrowing or prepayment,  as the case may be,  believed  by the  Administrative  Agent or the
Swingline  Lender,  as the case  may be,  in good  faith  to be from  the  Chief
Executive  Officer,  the Chief  Financial  Officer or the General Counsel of the
Borrower,  or from any other  authorized  officer of the Borrower  designated in writing by the Borrower to the Administrative  Agent as being authorized to give such notices,  prior to receipt of written confirmation.  In each such case, the
Borrower  hereby  waives  the right to  dispute  the  Administrative  Agent's or

                                      -4-

Swingline  Lender's  record  of the  terms  of such  telephonic  notice  of such
Borrowing or prepayment of Loans, as the case may be, absent manifest error.

            1.04  DISBURSEMENT OF FUNDS. No later than 1:00 P.M. (New York time)
on the  date  specified  in each  Notice  of  Borrowing  (or (x) in the  case of
Swingline Loans, no later than 12:00 Noon. (New York time) on the date specified pursuant to Section  1.03(b)(i) or (y) in the case of Mandatory  Borrowings,  no later than 1:00 P.M. (New York time) on the date specified in Section  1.01(e)), each Lender with a Commitment of the respective  Tranche will make available its pro rata portion  (determined  in  accordance  with  Section  1.07) of each such
Borrowing  requested to be made on such date (or in the case of Swingline Loans, the  Swingline  Lender will make  available the full amount  thereof).  All such amounts will be made available in Dollars and in immediately  available funds at the Payment Office,  and the  Administrative  Agent will,  except in the case of
Revolving  Loans made pursuant to a Mandatory  Borrowing,  make available to the
Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders.  Unless the  Administrative  Agent shall have been  notified by any
Lender prior to the date of  Borrowing  that such Lender does not intend to make available to the Administrative  Agent such Lender's portion of any Borrowing to be made on such date, the  Administrative  Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the  Administrative  Agent may (but shall not be obligated  to), in reliance upon such assumption,  make available to the Borrower a corresponding amount. If such  corresponding  amount is not in fact made available to the  Administrative
Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding  amount on demand  from such  Lender.  If such Lender does not pay such  corresponding  amount  forthwith  upon the  Administrative  Agent's demand therefor,  the  Administrative  Agent shall promptly notify the Borrower and the
Borrower shall immediately pay such  corresponding  amount to the Administrative
Agent. The Administrative Agent also shall be entitled to recover on demand from such Lender or the Borrower,  as the case may be, interest on such corresponding amount in respect of each day from the date such  corresponding  amount was made available  by the  Administrative  Agent to the  Borrower  until  the date  such corresponding  amount is recovered by the  Administrative  Agent,  at a rate per annum equal to (i) if recovered  from such Lender,  the overnight  Federal Funds
Rate for the first three days and at the interest rate  otherwise  applicable to such Loans for each day thereafter and (ii) if recovered from the Borrower,  the rate of interest applicable to the respective Borrowing,  as determined pursuant to Section  1.08.  Nothing in this  Section  1.04 shall be deemed to relieve any
Lender from its  obligation  to make Loans  hereunder or to prejudice any rights which the  Borrower  may have  against  any Lender as a result of any failure by such Lender to make Loans hereunder.

            1.05 NOTES.  (a) The Borrower's  obligation to pay the principal of, and  interest  on,  the Loans  made by each  Lender  shall be  evidenced  in the
Register  maintained by the  Administrative  Agent pursuant to Section 13.15 and shall, if requested by such Lender,  also be evidenced (i) in the case of A Term
Loans,  by a  promissory  note  duly  executed  and  delivered  by the  Borrower substantially in the form of Exhibit B-1, with blanks appropriately completed in conformity  herewith  (each,  an "A TERM  NOTE" and,  collectively,  the "A TERM
NOTES"),  (ii) in the case of B Term Loans,  by a promissory  note duly executed and  delivered by the Borrower  substantially  in the form of Exhibit B-2,  with blanks  appropriately  completed in conformity  herewith  (each, a "B TERM NOTE"
and, collectively, the "B TERM NOTES"), (iii) in the case of Revolving Loans, by a promissory note duly executed and delivered by the Borrower  substantially  in

                                      -5-

the form of Exhibit  B-3,  with blanks  appropriately  completed  in  conformity herewith (each, a "REVOLVING NOTE" and,  collectively,  the "REVOLVING  NOTES"), and (iv) in the case of Swingline  Loans, by a promissory note duly executed and delivered by the Borrower  substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (the "Swingline Note").

            (b) The A Term Note  issued to each  Lender  that has an A Term Loan
Commitment  or  outstanding  A Term Loans shall (i) be executed by the Borrower,
(ii) be  payable  to such  Lender  or its  registered  assigns  and be dated the
Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance  thereof),  (iii) be in a stated  principal amount equal to the A Term Loans  made by such  Lender on the  Initial  Borrowing  Date (or,  if issued after the Initial  Borrowing Date, be in a stated  principal amount equal to the  outstanding  A Term Loans of such Lender at such time) and be payable in the outstanding  principal amount of A Term Loans evidenced thereby, (iv) mature on the A  Term  Loan  Maturity  Date,  (v)  bear  interest  as  provided  in the appropriate  clause  of  Section  1.08 in  respect  of the Base  Rate  Loans and
Eurodollar  Loans,  as the case may be,  evidenced  thereby,  (vi) be subject to voluntary  prepayment  as provided in Section 4.01,  and mandatory  repayment as provided  in  Section  4.02,  and  (vii) be  entitled  to the  benefits  of this
Agreement and the other Credit Documents.

            (c) The B Term  Note  issued to each  Lender  that has a B Term Loan
Commitment  or  outstanding  B Term Loans shall (i) be executed by the Borrower,
(ii) be  payable  to such  Lender  or its  registered  assigns  and be dated the
Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance  thereof),  (iii) be in a stated  principal amount equal to the B Term Loans  made by such  Lender on the  Initial  Borrowing  Date (or,  if issued after the Initial  Borrowing Date, be in a stated  principal amount equal to the  outstanding  B Term Loans of such Lender at such time) and be payable in the outstanding  principal amount of B Term Loans evidenced thereby, (iv) mature on the B  Term  Loan  Maturity  Date,  (v)  bear  interest  as  provided  in the appropriate  clause  of  Section  1.08 in  respect  of the Base  Rate  Loans and
Eurodollar  Loans,  as the case may be,  evidenced  thereby,  (vi) be subject to voluntary  prepayment  as provided in Section 4.01,  and mandatory  repayment as provided  in  Section  4.02,  and  (vii) be  entitled  to the  benefits  of this
Agreement and the other Credit Documents.

            (d) The  Revolving  Note  issued to each Lender that has a Revolving
Loan  Commitment  or  outstanding  Revolving  Loans shall (i) be executed by the
Borrower,  (ii) be payable to such Lender or its registered assigns and be dated the Initial  Borrowing Date (or, if issued after the Initial  Borrowing Date, be dated the date of the issuance  thereof),  (iii) be in a stated principal amount equal to the Revolving  Loan  Commitment of such Lender (or, if issued after the termination  thereof,  be in a stated  principal amount equal to the outstanding
Revolving  Loans of such Lender at such time) and be payable in the  outstanding principal  amount of the Revolving Loans evidenced  thereby,  (iv) mature on the
Revolving Loan Maturity  Date, (v) bear interest as provided in the  appropriate clause of Section 1.08 in respect of the Base Rate Loans and  Eurodollar  Loans, as the case may be, evidenced thereby,  (vi) be subject to voluntary  prepayment as provided in Section  4.01,  and  mandatory  repayment  as provided in Section
4.02,  and (vii) be entitled to the  benefits  of this  Agreement  and the other
Credit Documents.

            (e) The Swingline  Note issued to the Swingline  Lender shall (i) be executed  by the  Borrower,  (ii) be  payable  to the  Swingline  Lender  or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated

                                      -6-

principal  amount  equal to the Maximum  Swingline  Amount and be payable in the outstanding  principal amount of the Swingline Loans evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the  appropriate  clause of  Section  1.08 in  respect of the Base Rate Loans evidenced  thereby,  (vi) be subject to  voluntary  prepayment  as  provided  in
Section 4.01, and mandatory  repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (f) Each Lender will note on its internal records the amount of each
Loan made by it and each payment in respect thereof and prior to any transfer of any of its Notes will  endorse  on the  reverse  side  thereof  the  outstanding principal amount of Loans evidenced  thereby.  Failure to make any such notation or any error in such notation  shall not affect the  Borrower's  obligations  in respect of such Loans.

            (g) Notwithstanding anything to the contrary contained above in this
Section 1.05 or elsewhere  in this  Agreement,  Notes shall only be delivered to
Lenders which at any time  specifically  request the delivery of such Notes.  No failure of any Lender to  request or obtain a Note  evidencing  its Loans to the
Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) incurred by the Borrower which would otherwise be  evidenced  thereby in  accordance  with the  requirements  of this
Agreement,  and shall not in any way affect the security or guaranties  therefor provided  pursuant to the various  Credit  Documents.  Any Lender which does not have a Note  evidencing its  outstanding  Loans shall in no event be required to make the notations otherwise described in preceding clause (f). At any time when any Lender  requests the  delivery of a Note to evidence  any of its Loans,  the
Borrower  shall  promptly  execute  and  deliver  to the  respective  Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

            1.06 CONVERSIONS.  The Borrower shall have the option to convert, on any  Business  Day,  all or a portion  equal to at least the  Minimum  Borrowing
Amount of the outstanding  principal amount of Loans (other than Swingline Loans which may not be converted  pursuant to this Section  1.06) made pursuant to one or more  Borrowings  (so long as of the same  Tranche)  of one or more  Types of
Loans into a Borrowing (of the same  Tranche) of another Type of Loan,  provided that, (i) except as otherwise provided in Section 1.10(b),  Eurodollar Loans may be  converted  into Base Rate Loans only on the last day of an  Interest  Period applicable  to the Loans  being  converted  and no such  partial  conversion  of
Eurodollar  Loans  shall  reduce  the  outstanding   principal  amount  of  such
Eurodollar  Loans made  pursuant to a single  Borrowing to less than the Minimum
Borrowing Amount applicable thereto,  (ii) unless the Required Lenders otherwise agree, Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion,  (iii) unless the  Administrative  Agent  otherwise  agrees  in  its  sole  discretion  or has determined  that the  Syndication  Date has  occurred (at which time this clause
(iii)  shall no  longer  be  applicable),  prior to the 90th day  following  the
Initial  Borrowing Date,  conversions of Base Rate Loans into  Eurodollar  Loans shall be  subject  to the  provisions  of clause  (B) of the  proviso in each of
Sections  1.01(a)(iii),  1.01(b)(iii)  and  1.01(c)(ii),  and (iv) no conversion pursuant to this Section 1.06 shall result in a greater  number of Borrowings of
Eurodollar  Loans than is permitted  under  Section 1.02.  Each such  conversion shall be effected  by the  Borrower  by giving the  Administrative  Agent at the
Notice Office prior to 12:00 Noon (New York time) at least three  Business Days'

                                      -7-

prior  notice  (each,  a  "Notice  of  CONVERSION/CONTINUATION")  in the form of
Exhibit A-2,  appropriately  completed to specify the Loans to be so  converted, the Borrowing or  Borrowings  pursuant to which such Loans were incurred and, if to be converted  into  Eurodollar  Loans,  the  Interest  Period to be initially applicable  thereto.  The  Administrative  Agent shall give each  Lender  prompt notice of any such proposed conversion affecting any of its Loans.

            1.07 PRO RATA BORROWINGS. All Borrowings of Term Loans and Revolving
Loans under this  Agreement  shall be incurred  from the Lenders pro rata on the basis of their A Term Loan  Commitments,  B Term Loan  Commitments  or Revolving
Loan  Commitments,  as the case may be,  provided that all Mandatory  Borrowings shall  be  incurred  from  the RL  Lenders  pro  rata on the  basis  of their RL
Percentages.  It is  understood  that no  Lender  shall be  responsible  for any default by any other Lender of its  obligation to make Loans  hereunder and that each  Lender  shall be  obligated  to make the Loans  provided  to be made by it hereunder,  regardless  of the  failure  of any  other  Lender to make its Loans hereunder.

            1.08 INTEREST. (a) The Borrower agrees to pay interest in respect of the unpaid  principal  amount of each Base Rate Loan from the date of  Borrowing thereof until the earlier of (i) the maturity  thereof  (whether by acceleration or  otherwise)  and (ii) the  conversion  of such Base Rate Loan to a Eurodollar
Loan pursuant to Section 1.06 or 1.09, as applicable,  at a rate per annum which shall be equal to the sum of the Applicable  Margin plus the Base Rate,  each as in effect from time to time.

            (b) The  Borrower  agrees to pay  interest  in respect of the unpaid principal  amount of each  Eurodollar  Loan from the date of  Borrowing  thereof until the  earlier of (i) the  maturity  thereof  (whether  by  acceleration  or otherwise) and (ii) the conversion of such  Eurodollar  Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall,  during each Interest Period applicable  thereto,  be equal to the sum of the Applicable Margin as in effect from time to time during such Interest Period plus the Eurodollar Rate for such Interest Period.

            (c) Upon the occurrence and during the  continuation  of an Event of
Default,  all principal and, to the extent permitted by law, overdue interest in respect of each Loan  shall,  in each case,  bear  interest  at a rate per annum equal to the  greater  of (x) the rate  which is 2% in  excess  of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans of the  respective  Tranche from time to time, and all other overdue amounts payable  hereunder and under any other Credit Document shall bear  interest at a rate per annum equal to the rate which is 2% in excess of the rate applicable to Revolving Loans that are maintained at Base Rate Loans from time to time.  Interest  that accrues  under this Section  1.08(c) shall be payable on demand.

            (d) Accrued (and  theretofore  unpaid) interest shall be payable (i)
in respect of each Base Rate Loan,  (x)  quarterly in arrears on each  Quarterly
Payment  Date,  (y) on the date of any  repayment or  prepayment  in full of all outstanding  Base Rate Loans of any  Tranche,  and (z) at  maturity  (whether by acceleration  or otherwise)  and,  after such maturity,  on demand,  and (ii) in respect of each  Eurodollar  Loan,  (x) on the last day of each Interest  Period applicable  thereto  and, in the case of an  Interest  Period in excess of three months,  on each date occurring at three month  intervals after the first day of such Interest Period, and (y) on the date of any repayment or prepayment (on the

                                      -8-

amount repaid or prepaid),  at maturity  (whether by  acceleration or otherwise)
and, after such maturity, on demand.

            (e) Upon each Interest  Determination Date, the Administrative Agent shall determine the Eurodollar  Rate for each Interest Period  applicable to the respective  Eurodollar  Loans and shall  promptly  notify the  Borrower  and the
Lenders thereof.  Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

            1.09 INTEREST PERIODS.  At the time the Borrower gives any Notice of
Borrowing or Notice of  Conversion/Continuation  in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business
Day prior to the expiration of an Interest Period  applicable to such Eurodollar
Loan (in the case of any subsequent  Interest  Period),  the Borrower shall have the right to elect the interest period (each, an "Interest  Period")  applicable to such  Eurodollar  Loan,  which  Interest  Period shall,  at the option of the
Borrower (but  otherwise  subject to the provisions of clause (B) of the proviso in each of Sections 1.01(a)(iii),  1.01(b)(iii) and 1.01(c)(ii)), be a one, two,
three or six month period, provided that (in each case):

            (i) all Eurodollar  Loans  comprising a Borrowing shall at all times have the same Interest Period;

            (ii) the  initial  Interest  Period  for any  Eurodollar  Loan shall commence on the date of Borrowing of such  Eurodollar  Loan (including the date of any  conversion  thereto from a Base Rate Loan) and each  Interest
      Period  occurring  thereafter  in  respect of such  Eurodollar  Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

            (iii) if any Interest  Period for a Eurodollar  Loan begins on a day for which there is no numerically  corresponding day in the calendar month at the end of such Interest Period,  such Interest Period shall end on the last Business Day of such calendar month;

            (iv) if any Interest  Period for a Eurodollar  Loan would  otherwise expire on a day which is not a Business Day,  such  Interest  Period shall expire on the next succeeding Business Day; provided, however, that if any
      Interest  Period for a  Eurodollar  Loan would  otherwise  expire on a day which  is not a  Business  Day but is a day of the  month  after  which no further  Business  Day occurs in such month,  such  Interest  Period shall expire on the next preceding Business Day;

            (v) unless the Required Lenders  otherwise agree, no Interest Period may be  selected at any time when a Default or an Event of Default is then in existence;

            (vi) no Interest  Period in respect of any  Borrowing of any Tranche of Loans shall be selected which extends  beyond the  respective  Maturity
      Date for such Tranche of Loans; and

            (vii) no Interest Period in respect of any Borrowing of A Term Loans shall be  selected  which  extends  beyond any date upon which a mandatory repayment  of such A Term Loans will be required to be made under  Section

                                      -9-

      4.02(b) if the aggregate  principal amount of such A Term Loans which have
      Interest  Periods  which will expire  after such date will be in excess of the aggregate  principal amount of such A Term Loans then outstanding less the aggregate amount of such required repayment.

If by  12:00  Noon  (New  York  time) on the  third  Business  Day  prior to the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect,  or is not permitted to elect,  a new Interest
Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar  Loans into Base Rate
Loans effective as of the expiration date of such current Interest Period.

            1.10  INCREASED  COSTS,  ILLEGALITY,  ETC. (a) In the event that any
Lender shall have determined (which  determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

            (i) on any  Interest  Determination  Date  that,  by  reason  of any changes  arising after the date of this Agreement  affecting the interbank
      Eurodollar  market,  adequate and fair means do not exist for ascertaining the  applicable  interest rate on the basis provided for in the definition of Eurodollar Rate; or

            (ii) at any time,  that such Lender shall incur  increased  costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar  Loan because of (x) any change since the Effective Date in any applicable law or governmental rule,  regulation,  order, guideline or request (whether or not having the force of law) or in the  interpretation or administration thereof and including the introduction of any new law or governmental rule,  regulation,  order, guideline or request, such as, but not  limited  to: (A) a change in the basis of  taxation of payment to any
      Lender of the  principal  of or  interest on the Loans or the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or  determined  by  reference  to, the net  income or net  profits of such
      Lender  pursuant to the laws of the  jurisdiction in which it is organized or in which its principal  office or applicable  lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements,  but,  in all  events,  excluding  reserves  required  under
      Regulation D to the extent  included in the  computation of the Eurodollar
      Rate  and/or (y) other  circumstances  arising  since the  Effective  Date affecting such Lender, the interbank  Eurodollar market or the position of such Lender in such market; or

            (iii) at any time,  that the making or continuance of any Eurodollar
      Loan  has  been  made  (x)  unlawful  by  any  law or  governmental  rule, regulation  or order,  (y)  impossible by compliance by any Lender in good faith with any  governmental  request (whether or not having force of law)
      or (z)  impracticable  as a result of a  contingency  occurring  after the
      Effective  Date which  materially  and  adversely  affects  the  interbank
      Eurodollar market;

then, and in any such event,  such Lender (or the  Administrative  Agent, in the case of clause (i) above)  shall  promptly  give notice (by  telephone  promptly confirmed  in writing)  to the  Borrower  and,  except in the case of clause (i)

                                      -10-

above,  to the  Administrative  Agent of such  determination  (which  notice the
Administrative  Agent shall  promptly  transmit  to each of the other  Lenders).
Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the  Administrative  Agent notifies the Borrower and the  Lenders  that  the  circumstances  giving  rise to such  notice  by the
Administrative  Agent no longer exist,  and any Notice of Borrowing or Notice of
Conversion/Continuation  given by the Borrower with respect to Eurodollar  Loans which  have not yet been  incurred  (including  by way of  conversion)  shall be deemed  rescinded  by the  Borrower,  (y) in the case of clause (ii) above,  the
Borrower  agrees to pay to such  Lender,  upon  such  Lender's  written  request therefor,  such  additional  amounts (in the form of an increased  rate of, or a different  method of  calculating,  interest or  otherwise as such Lender in its sole discretion  shall determine) as shall be required to compensate such Lender for such  increased  costs or  reductions  in  amounts  received  or  receivable hereunder (a written  notice as to the  additional  amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the  Borrower  by such  Lender  shall,  absent  manifest  error,  be  final  and conclusive and binding on all the parties  hereto) and (z) in the case of clause
(iii)  above,  the Borrower  shall take one of the actions  specified in Section
1.10(b) as  promptly  as  possible  and,  in any event,  within the time  period required by law.

            (b)  At any  time  that  any  Eurodollar  Loan  is  affected  by the circumstances  described in Section  1.10(a)(ii),  the Borrower  may, and in the
case of a Eurodollar  Loan  affected by the  circumstances  described in Section
1.10(a)(iii),  the Borrower shall, either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion,  cancel such Borrowing by giving the Administrative  Agent telephonic notice (confirmed in writing) on the same  date  that  the  Borrower  was  notified  by the  affected  Lender  or the
Administrative  Agent  pursuant  to Section  1.10(a)(ii)  or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days'
written  notice to the  Administrative  Agent,  require the  affected  Lender to convert such Eurodollar Loan into a Base Rate Loan,  provided that, if more than one Lender is affected at any time,  then all  affected  Lenders must be treated the same pursuant to this Section 1.10(b).

            (c) If any  Lender  determines  that  after the  Effective  Date the introduction  of or any  change  in any  applicable  law or  governmental  rule, regulation,  order,  guideline,  directive or request (whether or not having the force of law) concerning  capital  adequacy,  or any change in interpretation or administration thereof by the NAIC or any governmental  authority,  central bank or comparable  agency,  will have the effect of increasing the amount of capital required  or  expected  to be  maintained  by  such  Lender  or any  corporation controlling  such Lender  based on the  existence of such  Lender's  Commitments hereunder or its obligations hereunder,  then the Borrower agrees to pay to such
Lender,  upon its written demand therefor,  such additional  amounts as shall be required to compensate  such Lender or such other  corporation for the increased cost to such Lender or such other  corporation  or the  reduction in the rate of return to such Lender or such other  corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good  faith and will use  averaging  and  attribution  methods  which are reasonable,  provided that such Lender's  determination  of  compensation  owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.  Each Lender,  upon  determining that any additional  amounts will be payable pursuant to this Section 1.10(c),  will give

                                      -11-

prompt  written  notice  thereof to the  Borrower,  which  notice  shall show in reasonable detail the basis for calculation of such additional amounts.

            1.11  COMPENSATION.  The Borrower  agrees to compensate each Lender, upon its written request (which request shall set forth in reasonable detail the
basis  for  requesting  such  compensation),   for  all  losses,   expenses  and
liabilities  (including,  without  limitation,  any loss,  expense or  liability incurred by reason of the liquidation or reemployment of deposits or other funds required  by such  Lender to fund its  Eurodollar  Loans but  excluding  loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the  Administrative  Agent) a Borrowing  of, or
conversion  from or into,  Eurodollar  Loans does not occur on a date  specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation  (whether or not  withdrawn  by the  Borrower  or deemed  withdrawn  pursuant  to  Section
1.10(a));  (ii) if any  prepayment  or repayment  (including  any  prepayment or repayment  made  pursuant  to Section  4.01,  Section  4.02 or as a result of an acceleration  of the Loans  pursuant to Section 10) or  conversion of any of its
Eurodollar  Loans  occurs  on a date  which is not the  last day of an  Interest
Period with respect  thereto;  (iii) if any  prepayment of any of its Eurodollar
Loans is not made on any date  specified in a notice of prepayment  given by the
Borrower;  or (iv) as a consequence  of (x) any other default by the Borrower to repay  Eurodollar Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b).

            1.12  CHANGE OF  LENDING  OFFICE.  Each  Lender  agrees  that on the occurrence of any event giving rise to the operation of Section  1.10(a)(ii)  or
(iii),  Section  1.10(c),  Section  2.06 or  Section  4.04 with  respect to such
Lender, it will, if requested by the Borrower,  use reasonable  efforts (subject to overall policy  considerations  of such Lender) to designate  another lending office for any Loans or Letters of Credit affected by such event,  provided that such  designation  is made on such terms that such Lender and its lending office suffer  no  economic,  legal or  regulatory  disadvantage,  with the  object  of avoiding  the  consequence  of the event  giving rise to the  operation  of such
Section.  Nothing in this  Section  1.12  shall  affect or  postpone  any of the obligations  of the  Borrower  or the right of any Lender  provided  in Sections
1.10, 2.06 and 4.04.

            1.13 REPLACEMENT OF LENDERS.  (x) If any Lender becomes a Defaulting
Lender,  (y) upon the  occurrence  of an event  giving rise to the  operation of
Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to any Lender  which  results in such Lender  charging  to the  Borrower increased costs in excess of those being generally  charged by the other Lenders or (z) in the case of a  refusal  by a Lender to  consent  to  certain  proposed changes,  waivers,  discharges or  terminations  with respect to this  Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section  13.12(b),  the Borrower shall have the right, if no Default or Event of Default  then  exists (or, in the case of  preceding  clause (z),  will exist immediately  after giving  effect to such  replacement),  to replace such Lender
(the  "REPLACED  LENDER") with one or more other Eligible  Transferees,  none of whom  shall  constitute  a  Defaulting  Lender  at the time of such  replacement
(collectively,  the "REPLACEMENT  LENDER") and each of whom shall be required to be reasonably  acceptable to the Administrative  Agent, provided that (i) at the time of any replacement  pursuant to this Section 1.13, the  Replacement  Lender shall enter into one or more  Assignment and Assumption  Agreements  pursuant to
Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to

                                      -12-

be paid by the  Replacement  Lender and/or the Replaced Lender (as may be agreed to at such  time by and among  the  Borrower,  the  Replacement  Lender  and the
Replaced Lender)) pursuant to which the Replacement  Lender shall acquire all of the  Commitments and outstanding  Loans of, and in each case  participations  in
Letters of Credit by, the Replaced  Lender and, in connection  therewith,  shall pay to (x) the Replaced  Lender in respect thereof an amount equal to the sum of
(I) an amount  equal to the  principal  of,  and all  accrued  interest  on, all outstanding  Loans of the  Replaced  Lender,  (II) an amount equal to all Unpaid
Drawings that have been funded by (and not reimbursed to) such Replaced  Lender, together with all then unpaid  interest with respect  thereto at such time,  and
(III) an amount equal to all accrued,  but theretofore unpaid, Fees owing to the
Replaced  Lender  pursuant to Section  3.01,  (y) each Issuing  Lender an amount equal to such Replaced  Lender's RL Percentage of any Unpaid  Drawing  (which at such  time  remains  an  Unpaid  Drawing)  to the  extent  such  amount  was not theretofore  funded by such Replaced  Lender to such Issuing  Lender and (z) the
Swingline Lender an amount equal to such Replaced  Lender's RL Percentage of any
Mandatory Borrowing to the extent such amount was not theretofore funded by such
Replaced Lender to the Swingline Lender and (ii) all obligations of the Borrower due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment  purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced
Lender concurrently with such replacement.  Upon the execution of the respective
Assignment  and  Assumption  Agreement,  the  payment of amounts  referred to in clauses  (i) and (ii) above and,  if so  requested  by the  Replacement  Lender, delivery to the Replacement  Lender of the appropriate Note or Notes executed by the Borrower,  the  Replacement  Lender shall become a Lender  hereunder and the
Replaced  Lender  shall  cease to  constitute  a Lender  hereunder,  except with respect to indemnification  provisions under this Agreement (including,  without limitation,  Sections 1.10,  1.11,  2.06,  4.04,  12.06 and 13.01),  which shall survive as to such Replaced Lender.

            SECTION 2. LETTERS OF CREDIT.

            2.01  LETTERS  OF  CREDIT.  (a)  Subject  to and upon the  terms and conditions  set forth  herein,  the Borrower may request that an Issuing  Lender issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the 60th day prior to the  Revolving  Loan Maturity  Date,  for the account of the  Borrower  and for the benefit of (x) any holder (or any trustee, agent or other similar  representative  for any such holders) of L/C Supportable
Obligations, an irrevocable standby letter of credit, in a form customarily used by such Issuing Lender or in such other form as is reasonably acceptable to such
Issuing  Lender,  and  (y)  sellers  of  goods  to  the  Borrower  or any of its
Subsidiaries,  an irrevocable trade letter of credit, in a form customarily used by such  Issuing  Lender  or in such  other  form as has been  approved  by such
Issuing  Lender  (each  such  letter  of  credit,  a  "LETTER  OF  CREDIT"  and, collectively,  the  "LETTERS  OF  CREDIT").  All  Letters  of  Credit  shall  be denominated in Dollars and shall be issued on a sight basis only.

            (b) Subject to and upon the terms and  conditions  set forth herein, each Issuing  Lender  agrees that it will,  at any time and from time to time on and  after  the  Initial  Borrowing  Date and prior to the 60th day prior to the
Revolving Loan Maturity Date,  following its receipt of the respective Letter of
Credit Request, issue for account of the Borrower, one or more Letters of Credit as are  permitted  to remain  outstanding  hereunder  without  giving  rise to a
Default or an Event of Default,  provided that no Issuing  Lender shall be under any obligation to issue any Letter of Credit of the types  described above if at the time of such issuance:

                                      -13-

            (i) any order,  judgment or decree of any governmental  authority or arbitrator  shall  purport by its terms to enjoin or restrain such Issuing
      Lender  from  issuing  such  Letter of Credit  or any  requirement  of law applicable to such Issuing Lender or any request or directive  (whether or not  having  the  force  of law)  from  any  governmental  authority  with jurisdiction over such Issuing Lender shall prohibit, or request that such
      Issuing Lender  refrain from, the issuance of letters of credit  generally or such Letter of Credit in  particular  or shall impose upon such Issuing
      Lender with respect to such Letter of Credit any restriction or reserve or capital  requirement  (for  which  such  Issuing  Lender is not  otherwise compensated  hereunder)  not in effect with respect to such Issuing Lender on the date hereof,  or any  unreimbursed  loss, cost or expense which was not  applicable or in effect with respect to such Issuing Lender as of the date hereof and which such  Issuing  Lender  reasonably  and in good faith deems material to it; or

            (ii) such Issuing Lender shall have received from the Borrower,  any other Credit Party or the Required  Lenders  prior to the issuance of such
      Letter of Credit  notice of the type  described in the second  sentence of
      Section 2.03(b).

            2.02  MAXIMUM  LETTER  OF  CREDIT  OUTSTANDINGS;  FINAL  MATURITIES.
Notwithstanding  anything to the contrary  contained in this  Agreement,  (i) no
Letter of Credit shall be issued the Stated  Amount of which,  when added to the
Letter of Credit Outstandings  (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the  respective  Letter of Credit) at such time would exceed either (x) $2,000,000 or (y) when added to the sum of (I)
the aggregate  principal amount of all Revolving Loans then outstanding and (II)
the aggregate  principal  amount of all  Swingline  Loans then  outstanding,  an amount equal to the Total  Revolving Loan Commitment at such time, and (ii) each
Letter of Credit shall by its terms terminate (x) in the case of standby Letters of Credit, on or before the earlier of (A) the date which occurs 12 months after the date of the issuance  thereof  (although  any such standby  Letter of Credit shall be  extendible  for  successive  periods of up to 12 months,  but, in each case,  not beyond the tenth  Business Day prior to the  Revolving  Loan Maturity
Date, on terms acceptable to the respective Issuing Lender) and (B) ten Business
Days prior to the  Revolving  Loan Maturity  Date,  and (y) in the case of trade
Letters of Credit,  on or before  the  earlier of (A) the date which  occurs 180 days after the date of issuance  thereof and (B) 30 days prior to the  Revolving
Loan Maturity Date.

            2.03 LETTER OF CREDIT REQUESTS;  MINIMUM STATED AMOUNT. (a) Whenever
the  Borrower  desires  that a Letter of Credit be issued for its  account,  the
Borrower shall give the  Administrative  Agent and the respective Issuing Lender at least five  Business  Days' (or such shorter  period as is acceptable to such
Issuing  Lender)  written notice thereof  (including by way of facsimile).  Each notice  shall be in the form of  Exhibit C,  appropriately  completed  (each,  a
"Letter of Credit Request").

            (b) The making of each Letter of Credit  Request  shall be deemed to be a representation and warranty by the Borrower to the Lenders that such Letter of  Credit  may  be  issued  in  accordance  with,  and  will  not  violate  the requirements of, Section 2.02. Unless the respective Issuing Lender has received notice from the Borrower,  any other Credit Party or the Required Lenders before it issues a Letter of Credit  that one or more of the  conditions  specified  in
Section 5 or 6 are not then  satisfied,  or that the  issuance of such Letter of

                                      -14-

Credit would violate  Section 2.02,  then such Issuing Lender shall,  subject to the terms and conditions of this Agreement, issue the requested Letter of Credit for the account of the Borrower in accordance  with such Issuing  Lender's usual and customary  practices.  Upon the issuance of or  modification or amendment to any standby  Letter of Credit,  each Issuing  Lender shall  promptly  notify the
Borrower and the Administrative Agent, in writing of such issuance, modification or amendment  and such notice shall be  accompanied  by a copy of such Letter of
Credit or the respective  modification or amendment thereto, as the case may be.
Promptly after receipt of such notice the Administrative  Agent shall notify the
Participants,  in writing, of such issuance,  modification or amendment.  On the first  Business  Day of  each  week,  each  Issuing  Lender  shall  furnish  the
Administrative  Agent with a written  (including  via  facsimile)  report of the daily  aggregate  outstandings of trade Letters of Credit issued by such Issuing
Lender for the  immediately  preceding  week.  Notwithstanding  anything  to the contrary contained in this Agreement,  in the event that a Lender Default exists with respect to an RL Lender,  no Issuing  Lender shall be required to issue any
Letter of Credit  unless  such  Issuing  Lender has  entered  into  arrangements satisfactory to it and the Borrower to eliminate such Issuing Lender's risk with respect to the  participation  in Letters of Credit by the Defaulting  Lender or
Lenders,  including by cash collateralizing such Defaulting Lender's or Lenders'
RL Percentage of the Letter of Credit Outstandings.

            (c) The initial  Stated Amount of each Letter of Credit shall not be less than  $250,000 or such lesser  amount as is  acceptable  to the  respective
Issuing Lender.

            2.04  LETTER  OF CREDIT  PARTICIPATIONS.  (a)  Immediately  upon the issuance by an Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed  to have  sold and  transferred  to each RL  Lender,  and each such RL
Lender (in its capacity  under this  Section  2.04,  a  "Participant")  shall be deemed irrevocably and  unconditionally to have purchased and received from such
Issuing  Lender,  without  recourse  or  warranty,  an  undivided  interest  and participation, to the extent of such Participant's RL Percentage, in such Letter of Credit,  each drawing or payment made  thereunder and the  obligations of the
Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining  thereto.  Upon any change in the Revolving Loan Commitments or RL  Percentages  of the Lenders  pursuant to Section 1.13 or 13.04(b),  it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid
Drawings  relating  thereto,  there  shall  be an  automatic  adjustment  to the participations  pursuant to this Section 2.04 to reflect the new RL  Percentages of the assignor and assignee Lender, as the case may be.

            (b) In  determining  whether to pay under any  Letter of Credit,  no
Issuing  Lender shall have any  obligation  relative to the other  Lenders other than to confirm that any documents required to be delivered under such Letter of
Credit  appear to have been  delivered  and that  they  appear to  substantially comply on their face with the requirements of such Letter of Credit.  Any action taken or omitted to be taken by an Issuing  Lender under or in  connection  with any Letter of Credit  issued by it shall not create for such Issuing  Lender any resulting  liability to the Borrower,  any other Credit Party, any Lender or any other  Person  unless  such  action is taken or  omitted  to be taken with gross negligence  or  willful  misconduct  on the  part of  such  Issuing  Lender  (as determined by a court of competent  jurisdiction  in a final and  non-appealable decision).

                                      -15-

            (c) In the event that an Issuing  Lender makes any payment under any
Letter of Credit issued by it and the Borrower  shall not have  reimbursed  such amount in full to such Issuing Lender pursuant to Section 2.05(a),  such Issuing
Lender shall  promptly  notify the  Administrative  Agent,  which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally  pay to such Issuing Lender the amount of such  Participant's RL
Percentage of such unreimbursed payment in Dollars and in same day funds. If the
Administrative  Agent so  notifies,  prior to 12:00  Noon (New York time) on any
Business  Day,  any  Participant  required  to fund a payment  under a Letter of
Credit,  such Participant shall make available to the respective  Issuing Lender in Dollars such  Participant's  RL  Percentage  of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its RL  Percentage  of the amount of such payment  available to the respective  Issuing Lender,  such Participant  agrees to pay to such Issuing
Lender,  forthwith on demand such amount,  together with interest  thereon,  for each day from such  date  until  the date  such  amount is paid to such  Issuing
Lender at the  overnight  Federal Funds Rate for the first three days and at the interest  rate  applicable to Revolving  Loans that are  maintained as Base Rate
Loans for each day thereafter.  The failure of any Participant to make available to an Issuing Lender its RL Percentage of any payment under any Letter of Credit issued by such  Issuing  Lender shall not relieve any other  Participant  of its obligation  hereunder to make available to such Issuing Lender its RL Percentage of any payment  under any Letter of Credit on the date  required,  as  specified above,  but no  Participant  shall be  responsible  for the failure of any other
Participant to make available to such Issuing Lender such other Participant's RL
Percentage of any such payment.

            (d) Whenever an Issuing Lender receives a payment of a reimbursement obligation  as to which  it has  received  any  payments  from the  Participants pursuant  to  clause  (c)  above,  such  Issuing  Lender  shall pay to each such
Participant which has paid its RL Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount  originally  funded by such Participant to the aggregate amount funded  by all  Participants)  of the  principal  amount  of such  reimbursement obligation  and interest  thereon  accruing after the purchase of the respective participations.

            (e) Upon the request of any  Participant,  each Issuing Lender shall furnish to such Participant  copies of any standby Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

            (f) The  obligations  of the  Participants  to make payments to each
Issuing  Lender with respect to Letters of Credit shall be  irrevocable  and not subject to any qualification or exception  whatsoever  (except in the case of an
Issuing  Lender's  gross  negligence or willful  misconduct  (as determined by a court of competent  jurisdiction  in a final and  non-appealable  decision)) and shall be made in  accordance  with the terms and  conditions  of this  Agreement under all circumstances,  including,  without  limitation,  any of the following circumstances:

            (i) any lack of validity or  enforceability of this Agreement or any of the other Credit Documents;

            (ii) the  existence  of any claim,  setoff,  defense or other  right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of

                                      -16-

      Credit (or any Person for whom any such  transferee  may be  acting),  the
      Administrative  Agent,  any Participant,  or any other Person,  whether in connection with this  Agreement,  any Letter of Credit,  the  transactions
      contemplated   herein  or  any  unrelated   transactions   (including  any
      underlying  transaction  between  the  Borrower or any  Subsidiary  of the
      Borrower and the beneficiary named in any such Letter of Credit);

            (iii) any draft,  certificate or any other document  presented under any  Letter  of  Credit  proving  to be  forged,  fraudulent,  invalid  or insufficient  in any  respect or any  statement  therein  being  untrue or inaccurate in any respect;

            (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

            (v) the occurrence of any Default or Event of Default.

            2.05 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS.  (a) The Borrower
agrees to reimburse each Issuing Lender, by making payment to the Administrative
Agent in immediately  available funds at the Payment Office,  for any payment or disbursement made by such Issuing Lender under any Letter of Credit issued by it
(each such amount, so paid until  reimbursed,  an "Unpaid  Drawing"),  not later than one  Business  Day  following  receipt  by the  Borrower  of notice of such payment or  disbursement  (provided  that no such notice shall be required to be given if a  Default  or an Event of  Default  under  Section  10.05  shall  have occurred and be  continuing,  in which case the Unpaid  Drawing shall be due and payable immediately without presentment,  demand,  protest or notice of any kind
(all of which are hereby waived by the  Borrower)),  with interest on the amount so paid or disbursed by such Issuing Lender,  to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement,  from and  including the date paid or disbursed to but excluding the date such Issuing
Lender was reimbursed by the Borrower  therefor at a rate per annum equal to the
Base Rate in effect  from time to time plus the  Applicable  Margin as in effect from time to time for  Revolving  Loans that are  maintained as Base Rate Loans;
provided,  however, to the extent such amounts are not reimbursed prior to 12:00
Noon (New York time) on the third  Business  Day  following  the  receipt by the
Borrower of notice of such payment or  disbursement  or following the occurrence of a  Default  or an  Event of  Default  under  Section  10.05,  interest  shall thereafter  accrue on the amounts so paid or disbursed  by such  Issuing  Lender
(and until  reimbursed  by the  Borrower)  at a rate per annum equal to the Base
Rate in effect from time to time plus the Applicable  Margin for Revolving Loans that are  maintained  as Base Rate Loans as in effect from time to time plus 2%, with such interest to be payable on demand.  Each Issuing  Lender shall give the
Borrower prompt written notice of each Drawing under any Letter of Credit issued by it, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

            (b) The  obligations  of the  Borrower  under this  Section  2.05 to reimburse  each  Issuing  Lender  with  respect  to  drafts,  demands  and other presentations  for  payment  under  Letters  of  Credit  issued  by it  (each  a
"DRAWING")  (including,  in each case,  interest  thereon) shall be absolute and unconditional  under any and all  circumstances  and irrespective of any setoff, counterclaim  or defense to payment which the Borrower or any  Subsidiary of the

                                      -17-

Borrower may have or have had against any Lender  (including  in its capacity as an Issuing  Lender or as a  Participant),  including,  without  limitation,  any defense  based  upon the  failure  of any  drawing  under a Letter  of Credit to conform  to  the  terms  of the  Letter  of  Credit  or  any  nonapplication  or misapplication  by the  beneficiary  of the proceeds of such Drawing;  provided, however,  that the Borrower  shall not be  obligated  to  reimburse  any Issuing
Lender for any wrongful  payment  made by such Issuing  Lender under a Letter of
Credit  issued  by it as a  result  of acts or  omissions  constituting  willful misconduct or gross negligence on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            2.06 INCREASED  COSTS.  If at any time after the Effective Date, the introduction  of or any change in any applicable law, rule,  regulation,  order, guideline or request or in the  interpretation or administration  thereof by the
NAIC  or  any  governmental   authority  charged  with  the   interpretation  or
administration  thereof,  or compliance by any Issuing Lender or any Participant with any request or directive by the NAIC or by any such governmental  authority
(whether or not having the force of law),  shall  either (i)  impose,  modify or make applicable any reserve,  deposit,  capital adequacy or similar  requirement against letters of credit issued by any Issuing Lender or participated in by any
Participant,  or (ii) impose on any Issuing Lender or any  Participant any other conditions relating,  directly or indirectly, to this Agreement or any Letter of
Credit;  and the result of any of the  foregoing  is to increase the cost to any
Issuing Lender or any Participant of issuing,  maintaining or  participating  in any Letter of Credit,  or reduce the amount of any sum received or receivable by any Issuing Lender or any Participant  hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing
Lender or such Participant  pursuant to the laws of the jurisdiction in which it is organized or in which its principal  office or applicable  lending  office is located or any subdivision  thereof or therein),  then, upon the delivery of the certificate  referred  to below to the  Borrower  by any  Issuing  Lender or any
Participant (a copy of which certificate shall be sent by such Issuing Lender or such  Participant to the  Administrative  Agent),  the Borrower agrees to pay to such Issuing Lender or such  Participant  such  additional  amount or amounts as will compensate such Issuing Lender or such  Participant for such increased cost or reduction in the amount  receivable or reduction on the rate of return on its capital.  Any  Issuing  Lender or any  Participant,  upon  determining  that any additional  amounts  will be payable  pursuant to this Section  2.06,  will give prompt  written  notice  thereof to the  Borrower,  which notice shall include a certificate submitted to the Borrower by such Issuing Lender or such Participant
(a copy of  which  certificate  shall  be sent  by the  Issuing  Lender  or such
Participant to the Administrative Agent), setting forth in reasonable detail the basis for the  calculation  of such  additional  amount or amounts  necessary to compensate such Issuing Lender or such Participant.  The certificate required to be delivered  pursuant to this Section 2.06 shall,  absent  manifest  error,  be final and conclusive and binding on the Borrower.

            SECTION 3. COMMITMENT COMMISSION; FEES; REDUCTIONS OF COMMITMENT.

            3.01  FEES.  (a) The  Borrower  agrees to pay to the  Administrative
Agent for distribution to each Non-Defaulting RL Lender a commitment  commission
(the  "COMMITMENT  COMMISSION")  for the period from and including the Effective
Date to and including the Revolving  Loan Maturity Date (or such earlier date on which the Total  Revolving Loan  Commitment has been  terminated)  computed at a rate per annum equal to 1/2 of 1% of the Unutilized Revolving Loan Commitment of
such Non-Defaulting RL Lender as in effect from time to time. Accrued Commitment

                                      -18-

Commission  shall be due and  payable  quarterly  in arrears  on each  Quarterly
Payment Date and on the date upon which the Total  Revolving Loan  Commitment is terminated.

            (b) The  Borrower  agrees  to pay to the  Administrative  Agent  for distribution  to each RL Lender  (based on each such RL Lender's  respective  RL
Percentage)  a fee in respect of each  Letter of Credit  (the  "LETTER OF CREDIT
FEE") for the period from and  including  the date of issuance of such Letter of
Credit to and including the date of  termination or expiration of such Letter of
Credit, computed at a rate per annum equal to the Applicable Margin as in effect from time to time during such period with  respect to  Revolving  Loans that are maintained as Eurodollar Loans on the daily Stated Amount of each such Letter of
Credit.  Accrued  Letter of Credit  Fees shall be due and payable  quarterly  in arrears  on each  Quarterly  Payment  Date and on the  first day on or after the termination  of the Total  Revolving  Loan  Commitment  upon which no Letters of
Credit remain outstanding.

            (c) The Borrower agrees to pay to each Issuing  Lender,  for its own account,  a facing  fee in respect  of each  Letter of Credit  issued by it (the
"FACING  FEE") for the period  from and  including  the date of issuance of such
Letter of Credit to and including the date of  termination or expiration of such
Letter of Credit,  computed  at a rate per annum equal to 1/4 of 1% on the daily
Stated  Amount of such Letter of Credit,  provided that in any event the minimum amount of Facing  Fees  payable in any  twelve-month  period for each  Letter of
Credit  shall be not less  than  $1,000;  it being  agreed  that,  on the day of issuance of any Letter of Credit and on each  anniversary  thereof  prior to the termination  or expiration  of such Letter of Credit,  if $1,000 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding twelve-month period, the full $1,000 shall be payable on the date of issuance  of such  Letter of Credit and on each such  anniversary thereof.  Except  as  otherwise  provided  in the  proviso  to  the  immediately preceding  sentence,  accrued Facing Fees shall be due and payable  quarterly in arrears on each  Quarterly  Payment  Date and upon the first day on or after the termination  of the Total  Revolving  Loan  Commitment  upon which no Letters of
Credit remain outstanding.

            (d) The Borrower agrees to pay to each Issuing  Lender,  for its own account,  upon each payment  under,  issuance of, or amendment to, any Letter of
Credit  issued  by it,  such  amount  as shall at the time of such  event be the administrative  charge and the reasonable  expenses which such Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

            (e) The Borrower agrees to pay to the Administrative Agent such fees as may be agreed to in writing  from time to time by the  Borrower or any of its
Subsidiaries and the Administrative Agent.

            3.02 VOLUNTARY TERMINATION OF UNUTILIZED REVOLVING LOAN COMMITMENTS.
(a) Upon at least one Business Day's prior written notice to the  Administrative
Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from  time to time,  without  premium  or  penalty  to  terminate  the  Total
Unutilized Revolving Loan Commitment in whole, or reduce it in part, pursuant to this  Section  3.02(a),  in an integral  multiple of  $1,000,000  in the case of

                                      -19-

partial reductions to the Total Unutilized  Revolving Loan Commitment,  provided that each such reduction shall apply  proportionately  to permanently reduce the
Revolving Loan Commitment of each RL Lender.

            (b) In the event of a  refusal  by a Lender to  consent  to  certain proposed  changes,  waivers,  discharges  or  terminations  with respect to this
Agreement  which  have been  approved  by the  Required  Lenders  as (and to the extent)  provided  in  Section  13.12(b),  the  Borrower  may,  subject  to  its compliance with the requirements of Section  13.12(b),  upon five Business Days'
prior  written  notice to the  Administrative  Agent at the Notice Office (which notice the Administrative  Agent shall promptly transmit to each of the Lenders)
terminate all of the Commitments of such Lender, so long as all Loans,  together with  accrued and unpaid  interest,  Fees and all other  amounts,  owing to such
Lender  are  repaid  concurrently  with the  effectiveness  of such  termination pursuant to Section  4.01(b) (at which time Schedule I shall be deemed  modified to  reflect  such  changed  amounts)  and such  Lender's  RL  Percentage  of all outstanding Letters of Credit is cash collateralized in a manner satisfactory to the Administrative  Agent and the respective Issuing Lenders,  and at such time, such  Lender  shall  no  longer  constitute  a  "Lender"  for  purposes  of this
Agreement,   except  with  respect  to  indemnifications  under  this  Agreement
(including,  without  limitation,  Sections 1.10,  1.11,  2.06,  4.04, 12.06 and
13.01), which shall survive as to such repaid Lender.

            3.03 MANDATORY  REDUCTION OF COMMITMENTS.  (a) The Total  Commitment
(and the Commitment of each Lender) shall terminate in its entirety on September
30,  2003,  unless the Initial  Borrowing  Date has occurred on or prior to such date.

            (b)  In  addition  to  any  other  mandatory  commitment  reductions pursuant to this Section 3.03, the Total A Term Loan  Commitment (and the A Term
Loan  Commitment of each Lender) shall  terminate in its entirety on the Initial
Borrowing  Date (after giving  effect to the  incurrence of A Term Loans on such date).

            (c)  In  addition  to  any  other  mandatory  commitment  reductions pursuant to this Section 3.03, the Total B Term Loan  Commitment (and the B Term
Loan  Commitment of each Lender) shall  terminate in its entirety on the Initial
Borrowing  Date (after giving  effect to the  incurrence of B Term Loans on such date).

            (d)  In  addition  to  any  other  mandatory  commitment  reductions pursuant  to this  Section  3.03,  the Total  Revolving  Loan  Commitment  shall terminate in its entirety  upon the earlier of (i) the  Revolving  Loan Maturity
Date and (ii) unless the Required Lenders  otherwise agree in writing,  the date on which a Change of Control occurs.

            (e)  In  addition  to  any  other  mandatory  commitment  reductions pursuant to this Section 3.03,  the Total  Revolving  Loan  Commitment  shall be reduced from time to time to the extent required by Section 4.02.

            (f) Each reduction to, or termination  of, the Total  Revolving Loan
Commitment shall be applied to proportionately reduce or terminate,  as the case may be, the  Revolving  Loan  Commitment  of each Lender  with a Revolving  Loan
Commitment.

                                      -20-

            SECTION 4. PREPAYMENTS; PAYMENTS; TAXES.

            4.01 VOLUNTARY PREPAYMENTS. (a) The Borrower shall have the right to prepay the Loans,  without  premium or penalty,  in whole or in part at any time and from time to time on the following  terms and  conditions:  (i) the Borrower shall give the  Administrative  Agent prior to 12:00 Noon (New York time) at the
Notice  Office  (x) at  least  one  Business  Day's  prior  written  notice  (or telephonic  notice  promptly  confirmed in writing) of its intent to prepay Base
Rate Loans (or same day notice in the case of a prepayment  of Swingline  Loans)
and (y) at least three Business Days' prior written notice (or telephonic notice promptly  confirmed in writing) of its intent to prepay Eurodollar Loans,  which notice  (in each case)  shall  specify,  subject  to clause (v) of this  Section
4.01(a),  whether A Term Loans, B Term Loans, Revolving Loans or Swingline Loans
shall be  prepaid,  the amount of such  prepayment  and the Types of Loans to be prepaid  and,  in the  case of  Eurodollar  Loans,  the  specific  Borrowing  or
Borrowings  pursuant to which such Eurodollar  Loans were made, and which notice the Administrative  Agent shall, except in the case of a prepayment of Swingline
Loans,  promptly  transmit  to  each  of the  Lenders;  (ii)  (x)  each  partial prepayment  of Term  Loans  pursuant  to this  Section  4.01(a)  shall  be in an aggregate  principal  amount of at least $1,000,000 (or such lesser amount as is acceptable  to  the  Administrative  Agent),  (y)  each  partial  prepayment  of
Revolving  Loans  pursuant  to this  Section  4.01(a)  shall be in an  aggregate principal amount of at least $500,000 (or such lesser amount as is acceptable to the  Administrative  Agent in any given case) and (z) each partial prepayment of
Swingline  Loans  pursuant  to this  Section  4.01(a)  shall be in an  aggregate principal amount of at least $100,000 (or such lesser amount as is acceptable to the  Administrative  Agent in any  given  case),  provided  that if any  partial prepayment of Eurodollar  Loans made pursuant to any Borrowing  shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum  Borrowing Amount  applicable  thereto,  then such Borrowing may not be continued as a Borrowing of Eurodollar Loans (and same shall  automatically  be converted  into a Borrowing of Base Rate Loans) and any election of an Interest  Period with respect thereto given by the Borrower shall have no force or effect;  (iii) each prepayment pursuant to this Section 4.01(a)
in respect of any Loans made  pursuant to a Borrowing  shall be applied pro rata among such Loans,  provided that at the Borrower's  election in connection  with any  prepayment  of  Revolving  Loans  pursuant to this  Section  4.01(a),  such prepayment shall not, so long as no Default or Event of Default then exists,  be applied to any Revolving Loan of a Defaulting  Lender;  (iv) each  prepayment of principal  of A Term  Loans  shall be  applied  to  reduce  the  then  remaining
Scheduled  A  Repayments  on a pro rata  basis  (based  upon the then  remaining principal amounts of the Scheduled A Repayments after giving effect to all prior reductions  thereto);  and (v) no voluntary  prepayments  of B Term Loans may be made  pursuant  to this  Section  4.01(a)  until  the  date on which  the  Total
Commitment  and all Letters of Credit have been  terminated and all Loans (other than the Tranche B Term  Loans),  Notes (other than the B Term Notes) and Unpaid
Drawings,  together  with all  interest  owing with respect  thereto,  have been indefeasably paid in full in cash.

            (b) In the event of a  refusal  by a Lender to  consent  to  certain proposed  changes,  waivers,  discharges  or  terminations  with respect to this
Agreement  which  have been  approved  by the  Required  Lenders  as (and to the extent) provided in Section 13.12(b), the Borrower may, upon five Business Days'
prior  written  notice to the  Administrative  Agent at the Notice Office (which notice the Administrative  Agent shall promptly transmit to each of the Lenders)
repay all Loans,  together  with accrued and unpaid  interest,  Fees,  and other

                                      -21-

amounts owing to such Lender in accordance with, and subject to the requirements of,  said  Section  13.12(b) so long as (I) all  Commitments  of such Lender are terminated  concurrently  with such  repayment  pursuant to Section  3.02(b) (at which  time  Schedule  I  shall  be  deemed  modified  to  reflect  the  changed
Commitments),  (II) such Lender's RL Percentage  of all  outstanding  Letters of
Credit is cash  collateralized  in a manner  satisfactory to the  Administrative
Agent  and the  respective  Issuing  Lenders  and (III)  the  consents,  if any, required  under Section  13.12(b) in connection  with the repayment  pursuant to this clause (b) have been obtained. Each prepayment of any A Term Loans pursuant to this Section 4.01(b) shall be applied to reduce the then remaining  Scheduled
A Repayments of A Term Loans on a pro rata basis (based upon the then  remaining unpaid  principal  amounts of Scheduled A Repayments  after giving effect to all prior reductions thereto).

            4.02  MANDATORY  REPAYMENTS.  (a) On any day on which the sum of (I)
the aggregate  outstanding principal amount of all Revolving Loans (after giving effect  to all  other  repayments  thereof  on such  date),  (II) the  aggregate outstanding  principal amount of all Swingline Loans (after giving effect to all other  repayments  thereof on such date) and (III) the  aggregate  amount of all
Letter of Credit  Outstandings,  exceeds the Total  Revolving Loan Commitment at such time,  the  Borrower  shall  prepay on such day the  principal of Swingline
Loans and, after all Swingline Loans have been repaid in full or if no Swingline
Loans are  outstanding,  Revolving Loans in an amount equal to such excess.  If, after giving effect to the  prepayment of all  outstanding  Swingline  Loans and
Revolving  Loans,  the  aggregate  amount of the  Letter of Credit  Outstandings exceeds the Total Revolving Loan Commitment at such time, the Borrower shall pay to the Administrative  Agent at the Payment Office on such day an amount of cash and/or  Cash  Equivalents  equal to the  amount of such  excess (up to a maximum amount  equal to the  Letter of Credit  Outstandings  at such  time),  such cash and/or  Cash  Equivalents  to be held as  security  for all  obligations  of the
Borrower to the Issuing  Lenders and the Lenders  hereunder in a cash collateral account to be established by the Administrative Agent.

            (b) In addition to any other mandatory  repayments  pursuant to this
Section  4.02,  on each date set forth below  (each,  a  "Scheduled  A Repayment
Date"),  the Borrower shall be required to repay that principal amount of A Term
Loans, to the extent then  outstanding,  as is set forth opposite each such date below  (each such  repayment,  as the same may be reduced as provided in Section
4.01(a), 4.01(b) or 4.02(h), a "Scheduled A Repayment"):

            Scheduled A Repayment Date                   Amount
            --------------------------                   ------

            December 31, 2003                          $ 750,000
            March 31, 2004                             $ 750,000
            June 30, 2004                              $ 750,000
            September 30, 2004                         $ 750,000
            December 31, 2004                         $1,450,000
            March 31, 2005                            $1,900,000
            June 30, 2005                             $1,900,000
            September 30, 2005                        $1,900,000
            December 31, 2005                         $2,200,000
            March 31, 2006                            $2,525,000
            June 30, 2006                             $2,625,000
            September 30, 2006                        $2,725,000

                                      -22-

            Scheduled A Repayment Date                   Amount
            --------------------------                   ------

            December 31, 2006                         $2,825,000
            March 31, 2007                            $2,925,000
            June 30, 2007                             $3,025,000
            Term A Loan Maturity Date                 $1,000,000

            (c) In  addition to any other  mandatory  repayments  or  commitment reductions  pursuant to this Section  4.02, on each date on or after the Initial
Borrowing Date upon which the Borrower or any of its  Subsidiaries  receives any cash  proceeds  from any  capital  contribution  or any sale or  issuance of its equity  (excluding  (i)  proceeds  from  equity  issued in  connection  with the exercise of employee or management stock options received during any fiscal year of the Borrower,  to the extent (and only to the extent) the Net Equity Proceeds therefrom do not exceed  $500,000 in the  aggregate  during such fiscal year and
(ii) any capital  contribution  made to any  Subsidiary  of the  Borrower to the extent made by the Borrower or another  Subsidiary of the  Borrower),  an amount equal to 100% of the Net Equity Proceeds of such capital contribution or sale or issuance of equity shall be applied on such date as a mandatory repayment and/or commitment  reductions in accordance with the  requirements of Sections  4.02(h)
and (i).

            (d) In  addition to any other  mandatory  repayments  or  commitment reductions  pursuant to this Section  4.02, on each date on or after the Initial
Borrowing Date upon which the Borrower or any of its  Subsidiaries  receives any cash  proceeds  from any  issuance or  incurrence  by the Borrower or any of its
Subsidiaries of Indebtedness  (other than Indebtedness  permitted to be incurred pursuant to Section 9.04 as in effect on the Effective Date), an amount equal to
100% of the Net Debt Proceeds of the respective incurrence of Indebtedness shall be applied on such date as a mandatory repayment and/or commitment  reduction in accordance with the requirements of Sections 4.02(h) and (i).

            (e) In  addition to any other  mandatory  repayments  or  commitment reductions  pursuant to this Section  4.02, on each date on or after the Initial
Borrowing Date upon which the Borrower or any of its  Subsidiaries  receives any cash  proceeds  from any Asset  Sale,  an  amount  equal to 100% of the Net Sale
Proceeds therefrom shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and
(i);  provided,  however,  that with respect to no more than (i) $250,000 in the aggregate of cash proceeds from the sale of bulk CO2 tanks in any fiscal year of the Borrower and (ii)  $500,000 in the  aggregate  of cash  proceeds  from other
Asset Sales during the term of this Agreement,  the Net Sale Proceeds  therefrom shall not be  required  to be so  applied  on such date so long as no Default or
Event of Default then exists.

            (f) In  addition to any other  mandatory  repayments  or  commitment reductions pursuant to this Section 4.02, on each Excess Cash Flow Payment Date, an amount equal to the Applicable Excess Cash Flow Percentage of the Excess Cash
Flow for the  related  Excess  Cash Flow  Payment  Period  shall be applied as a
mandatory   repayment  and/or  commitment   reduction  in  accordance  with  the
requirements of Sections 4.02(h) and (i).

            (g) In  addition to any other  mandatory  repayments  or  commitment reductions  pursuant to this Section 4.02, within 10 days following each date on or after the  Initial  Borrowing  Date upon  which  the  Borrower  or any of its
Subsidiaries  receives any cash  proceeds  from any  Recovery  Event (other than

                                      -23-

Recovery  Events  where  the Net  Insurance  Proceeds  therefrom  do not  exceed
$50,000),  an  amount  equal to 100% of the Net  Insurance  Proceeds  from  such
Recovery  Event  shall be  applied  within  such ten day  period as a  mandatory repayment  and/or  commitment  reduction in accordance with the  requirements of
Sections 4.02(h) and (i); provided,  however,  that (x) so long as no Default or
Event of Default  then  exists  and such Net  Insurance  Proceeds  do not exceed
$500,000,  such Net  Insurance  Proceeds  shall not be required to be so applied within  such ten day period to the extent  that the  Borrower  has  delivered  a certificate to the Administrative  Agent within such ten day period stating that such Net Insurance  Proceeds  shall be used to replace or restore any properties or assets in respect of which such Net  Insurance  Proceeds  were paid within 90 days  (or  180  days in the  case  of the  replacement  or  restoration  of Real
Property)  following  the date of the  receipt  of such Net  Insurance  Proceeds
(which  certificate shall set forth the estimates of the Net Insurance  Proceeds to be so  expended),  and (y) so long as no  Default  or Event of  Default  then exists and if (i) the amount of such Net Insurance  Proceeds  exceeds  $500,000,
(ii) the  amount  of such Net  Insurance  Proceeds,  together  with  other  cash available  to  the  Borrower  and  permitted  to  be  spent  by  it  on  Capital
Expenditures  during the relevant  period  pursuant to Section  9.07,  equals at least 100% of the cost of replacement or restoration of the properties or assets in respect of which such Net  Insurance  Proceeds were paid as determined by the
Borrower  and as  supported  by such  estimates  or  bids  from  contractors  or subcontractors or such other supporting  information as the Administrative Agent may reasonably  request,  (iii) the Borrower has delivered to the Administrative
Agent a certificate on or prior to the date the  application  would otherwise be required  pursuant to this Section  4.02(g) in the form  described in clause (x)
above and also certifying the Borrower's  determination as required by preceding clause (ii) and certifying the sufficiency of business interruption insurance as required by succeeding  clause (iv),  and (iv) the Borrower has delivered to the
Administrative  Agent such evidence as the  Administrative  Agent may reasonably request in form and  substance  reasonably  satisfactory  to the  Administrative
Agent  establishing  that the  Borrower  has  sufficient  business  interruption insurance and that the Borrower will receive payments thereunder in such amounts and at such times as are  necessary to satisfy all  obligations  and expenses of the Borrower  (including,  without  limitation,  all debt service  requirements, including pursuant to this Agreement and the Senior Subordinated Notes), without any delay or extension  thereof,  for the period from the date of the respective casualty,  condemnation  or other event  giving rise to the  Recovery  Event and
continuing   through  the  completion  of  the  replacement  or  restoration  of respective  properties  or assets,  then the entire  amount of the Net Insurance
Proceeds of such  Recovery  Event and not just the portion in excess of $500,000 shall be deposited with the  Administrative  Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Administrative Agent whereby such Net
Insurance  Proceeds  shall be  disbursed  to the  Borrower  from time to time as needed to pay actual costs incurred by it in connection  with the replacement or
restoration   of  the  respective   properties  or  assets   (pursuant  to  such
certification  requirements as may be established by the Administrative  Agent), it being  understood  and agreed  that at any time while an Event of Default has occurred and is continuing,  the Required Lenders may direct the  Administrative
Agent (in which case the Administrative Agent shall, and is hereby authorized by the Borrower to,  follow said  directions)  to apply any or all proceeds then on deposit in such cash  collateral  account to the  repayment  of  Obligations  in accordance  with  the  requirements  of the  Security  Agreement,  and  provided further,  that if all or any portion of such Net Insurance Proceeds not required to be so applied pursuant to the preceding  proviso (whether  pursuant to clause
(x) or (y)  thereof)  are not so used within 90 days (or 180 days in the case of

                                      -24-

Real Property) after the date of the receipt of such Net Insurance  Proceeds (or such earlier date, if any, as the Borrower or the relevant Subsidiary determines not to reinvest the Net Insurance  Proceeds  relating to such Recovery  Event as set forth  above),  such  remaining  portion shall be applied on the last day of such period (or such earlier date, as the case may be) as provided above in this
Section 4.02(g) without regard to the preceding proviso.

            (h) Each amount required to be applied pursuant to Sections 4.02(c),
(d), (e), (f) and (g) in accordance  with this Section  4.02(h) shall be applied
(i) first,  to repay the  outstanding  principal  amount of A Term  Loans,  (ii)
second,  to the extent in excess of the amounts  required to be applied pursuant to the preceding  clause (i), to reduce the Total  Revolving Loan  Commitment in the manner provided in Section 3.03(f) (it being  understood and agreed that (x)
the amount of any reduction to the Total  Revolving Loan  Commitment as provided in  immediately  preceding  clause (ii) shall be deemed to be an  application of proceeds for  purposes of this Section  4.02(h) even though cash is not actually applied  and (y) any cash  received by the  Borrower or any of its  Subsidiaries will be retained by such Person except to the extent that such cash is otherwise required  to be  applied  as  provided  in  Section  4.02(a)  as a result of any reduction to the Total Revolving Loan Commitment or is otherwise  required to be applied to the  repayment of B Term Loans as provided in clause (iii) below) and
(iii)  third,  to the  extent in excess of the  amounts  required  to be applied pursuant  to the  preceding  clauses  (i) and (ii)  (and  only  after  the Total
Commitment  and all Letters of Credit have been  terminated and all Loans (other than B Term  Loans),  Notes  (other than B Term Notes)  Unpaid  Drawings and all other Senior Loan Obligations have been  indefeasably  paid in full in cash), to the B Term Loans then  outstanding.  All  repayments of outstanding A Term Loans pursuant to Sections  4.02(c),  (d),  (e), (f) or (g) shall be applied to reduce the then  remaining  Scheduled A Repayments  on a pro rata basis (based upon the then  remaining  Scheduled  A  Repayments  after  giving  effect  to  all  prior reductions thereto).

            (i) With respect to each repayment of Loans required by this Section
4.02, the Borrower may (subject to the priority payment  requirements of Section
4.02(h))  designate the Types of Loans of the respective Tranche which are to be repaid  and,  in the  case  of  Eurodollar  Loans,  the  specific  Borrowing  or
Borrowings of the respective  Tranche  pursuant to which such  Eurodollar  Loans were made,  provided that:  (i) repayments of Eurodollar  Loans pursuant to this
Section 4.02 may only be made on the last day of an Interest  Period  applicable thereto  unless all  Eurodollar  Loans of the  respective  Tranche with Interest
Periods ending on such date of required repayment and all Base Rate Loans of the respective  Tranche have been paid in full;  (ii) if any repayment of Eurodollar
Loans  made  pursuant  to  a  single  Borrowing  shall  reduce  the  outstanding
Eurodollar  Loans made  pursuant  to such  Borrowing  to an amount less than the
Minimum   Borrowing  Amount   applicable   thereto,   such  Borrowing  shall  be
automatically  converted  into a Borrowing  of Base Rate  Loans;  and (iii) each repayment  of any Loans made  pursuant to a Borrowing  shall be applied pro rata among such Loans.  In the absence of a designation  by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

            (j) In addition to any other mandatory  repayments  pursuant to this
Section 4.02, (i) all then  outstanding  Loans of any Tranche shall be repaid in full on the  respective  Maturity Date for such Tranche of Loans and (ii) unless

                                      -25-

the Required  Lenders  otherwise agree in writing,  all then  outstanding  Loans shall be repaid in full on the date on which a Change of Control occurs.

            4.03 METHOD AND PLACE OF PAYMENT.  Except as otherwise  specifically provided  herein,  all payments under this Agreement and under any Note shall be made to the  Administrative  Agent for the  account  of the  Lender  or  Lenders entitled  thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in  Dollars  in  immediately  available  funds at the  Payment
Office.  Whenever  any payment to be made  hereunder  or under any Note shall be stated  to be due on a day which is not a  Business  Day,  the due date  thereof shall be extended  to the next  succeeding  Business  Day and,  with  respect to payments of principal,  interest shall be payable at the applicable  rate during such extension.

            4.04 NET PAYMENTS.  (a) All payments made by the Borrower  hereunder and under any Note will be made without  setoff,  counterclaim or other defense.
Except as provided in Section  4.04(b),  all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies,  imposts,  duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political  subdivision or taxing  authority  thereof  or  therein  with  respect  to  such  payments  (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the  jurisdiction  in which it is organized or the  jurisdiction in which the principal  office or applicable  lending office of such Lender is located or any
subdivision  thereof  or  therein)  and  all  interest,   penalties  or  similar
liabilities with respect to such non-excluded taxes,  levies,  imposts,  duties, fees,  assessments  or other  charges  (all  such  non-excluded  taxes,  levies,
imposts,   duties,  fees,   assessments  or  other  charges  being  referred  to
collectively  as "Taxes").  If any Taxes are so levied or imposed,  the Borrower agrees to pay the full amount of such Taxes, and such additional  amounts as may be  necessary so that every  payment of all amounts due under this  Agreement or under any Note,  after  withholding or deduction for or on account of any Taxes, will not be less than the amount  provided  for  herein or in such Note.  If any amounts are payable in respect of Taxes pursuant to the preceding sentence,  the
Borrower  agrees to  reimburse  each  Lender,  upon the written  request of such
Lender,  for taxes  imposed on or  measured  by the net income or net profits of such  Lender  pursuant to the laws of the  jurisdiction  in which such Lender is organized or in which the principal office or applicable  lending office of such
Lender is  located  or under  the laws of any  political  subdivision  or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable  lending office of such Lender is located and for any  withholding of taxes as such Lender shall  determine are payable by, or withheld from,  such Lender,  in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding  sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to  applicable  law  certified  copies of tax receipts evidencing  such payment by such Borrower.  The Borrower agrees to indemnify and hold harmless each Lender,  and reimburse such Lender upon its written  request, for the amount of any Taxes so levied or imposed and paid by such Lender.

            (b) Each Lender that is not a United  States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the  Borrower and the  Administrative  Agent on or prior to the Effective Date or, in the case of a Lender that is an assignee or transferee

                                      -26-

of an interest under this Agreement pursuant to Section 1.13 or 13.04(b) (unless the respective  Lender was already a Lender hereunder  immediately prior to such assignment  or  transfer),  on the date of such  assignment  or transfer to such
Lender, (i) two accurate and complete original signed copies of Internal Revenue
Service Form W-8ECI or Form W-8BEN (with respect to a complete  exemption  under an  income  tax  treaty)  (or  successor  forms)  certifying  to  such  Lender's entitlement  as  of  such  date  to a  complete  exemption  from  United  States withholding  tax with  respect to payments to be made under this  Agreement  and under any Note,  or (ii) if the  Lender is not a "bank"  within  the  meaning of
Section  881(c)(3)(A)  of the Code and cannot  deliver either  Internal  Revenue
Service Form W-8ECI or Form W-8BEN (with respect to a complete  exemption  under an income tax treaty) (or any successor forms) pursuant to clause (i) above, (x)
a certificate  substantially in the form of Exhibit D (any such  certificate,  a
"Section  4.04(b)(ii)  Certificate")  and (y) two accurate and complete original signed  copies of Internal  Revenue  Service  Form W-8BEN  (with  respect to the portfolio  interest  exemption) (or successor form)  certifying to such Lender's entitlement  as  of  such  date  to a  complete  exemption  from  United  States withholding  tax with  respect to  payments  of  interest  to be made under this
Agreement and under any Note. In addition,  each Lender agrees that from time to time after the Effective Date,  when a lapse in time or change in  circumstances renders the  previous  certification  obsolete  or  inaccurate  in any  material respect,  such Lender will deliver to the Borrower and the Administrative  Agent two new accurate and complete original signed copies of Internal Revenue Service
Form  W-8ECI,  Form  W-8BEN  (with  respect  to the  benefits  of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a
Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued  exemption  from or reduction in United  States  withholding  tax with respect to payments  under this  Agreement  and any Note,  or such Lender  shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or  Certificate,  in which case such  Lender  shall not be required  to  deliver  any such Form or  Certificate  pursuant  to this  Section
4.04(b).  Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the
Borrower  shall be  entitled,  to the extent it is  required to do so by law, to deduct or withhold  income or similar taxes imposed by the United States (or any political  subdivision  or taxing  authority  thereof or therein) from interest,
Fees or other amounts  payable  hereunder for the account of any Lender which is not a United  States person (as such term is defined in Section  7701(a)(30)  of the Code) for U.S.  Federal  income tax  purposes to the extent that such Lender has not  provided to the  Borrower  U.S.  Internal  Revenue  Service  Forms that establish a complete  exemption from such  deduction or withholding  and (y) the
Borrower shall not be obligated pursuant to Section 4.04(a) to gross-up payments to be made to a Lender in  respect  of income or  similar  taxes  imposed by the
United  States if (I) such Lender has not  provided to the Borrower the Internal
Revenue  Service Forms required to be provided to the Borrower  pursuant to this
Section  4.04(b) or (II) in the case of a payment,  other  than  interest,  to a
Lender  described  in clause  (ii)  above,  to the extent that such forms do not establish a complete  exemption from withholding of such taxes.  Notwithstanding anything to the  contrary  contained in the  preceding  sentence or elsewhere in this  Section  4.04 and except as set forth in Section  13.04(b),  the  Borrower agrees to pay any additional  amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or  withholding)  in respect of any amounts  deducted or withheld by it as described in the immediately preceding sentence as a result of

                                      -27-

any changes that are effective  after the Effective Date in any applicable  law,
treaty,   governmental  rule,   regulation,   guideline  or  order,  or  in  the
interpretation thereof, relating to the deducting or withholding of such Taxes.

            SECTION 5.  CONDITIONS  PRECEDENT  TO CREDIT  EVENTS ON THE  INITIAL
BORROWING DATE. The obligation of each Lender to make Loans,  and the obligation of each  Issuing  Lender to issue  Letters of Credit,  on the Initial  Borrowing
Date, is subject at the time of the making of such Loans or the issuance of such
Letters of Credit to the satisfaction of the following conditions:

            5.01 EFFECTIVE  DATE;  NOTES.  On or prior to the Initial  Borrowing
Date,  (i) the Effective Date shall have occurred and (ii) there shall have been delivered  to the  Administrative  Agent for the  account of each of the Lenders that  has  requested  same the  appropriate  A Term  Note,  B Term  Note  and/or
Revolving  Note  executed by the Borrower  and, if  requested  by the  Swingline
Lender, the Swingline Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

            5.02  OFFICER'S  CERTIFICATE.  On the Initial  Borrowing  Date,  the
Administrative  Agent  shall have  received  a  certificate,  dated the  Initial
Borrowing  Date and  signed on behalf of the  Borrower  by the  Chairman  of the
Board, the Chief Executive  Officer,  the President or any Vice President of the
Borrower,  certifying  on behalf of the Borrower  that all of the  conditions in
Sections 5.06, 5.07, 5.08, 5.09 and 6.01 have been satisfied on such date.

            5.03  OPINIONS  OF  COUNSEL.  On the  Initial  Borrowing  Date,  the
Administrative  Agent  shall  have  received  (i)  from  Olshan  Grundman  Frome
Rosenzweig & Wolosky LLP, counsel to the Borrower,  an opinion  addressed to the
Administrative  Agent and each of the Lenders  and dated the  Initial  Borrowing
Date covering the matters set forth in Exhibit E and such other matters incident to  the  transactions  contemplated  herein  as  the  Administrative  Agent  may reasonably  request,  (ii) from Gunster,  Yoakley & Stewart,  P.A.,  real estate counsel to the Administrative Agent in the State of Florida, an opinion, in form and substance reasonably  satisfactory to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Initial  Borrowing Date covering such matters  incident to the  transactions contemplated herein as the Administrative Agent may reasonably request and (iii)
reliance letters addressed to the Administrative Agent, the Collateral Agent and
the Lenders dated the Initial  Borrowing Date with respect to all legal opinions delivered  by counsel to the  Borrower in  connection  with the  issuance of the
Senior  Subordinated  Notes, which reliance letters (and related legal opinions)
shall be in form and substance  reasonably  satisfactory  to the  Administrative
Agent.

            5.04  CORPORATE  DOCUMENTS;  PROCEEDINGS;  ETC.  (a) On the  Initial
Borrowing Date, the Administrative  Agent shall have received a certificate from the Borrower,  dated the Initial  Borrowing Date,  signed by the Chairman of the
Board, the Chief Executive  Officer,  the President or any Vice President of the
Borrower,  and attested to by the  Secretary or any  Assistant  Secretary of the
Borrower,  in the form of Exhibit F with appropriate  insertions,  together with copies  of  the  certificate  or  articles  of  incorporation  and  by-laws  (or equivalent  organizational  documents),  as applicable,  of the Borrower and the resolutions  of the Borrower  referred to in such  certificate,  and each of the
foregoing  shall  be  in  form  and  substance  reasonably   acceptable  to  the
Administrative Agent.

                                      -28-

            (b)  On  the  Initial   Borrowing  Date,  all  corporate  and  legal
proceedings   and  all   instruments  and  agreements  in  connection  with  the
transactions  contemplated  by this Agreement and the other  Documents  shall be reasonably  satisfactory in form and substance to the Administrative  Agent, and the  Administrative  Agent shall have received all information and copies of all documents and papers,  including records of corporate proceedings,  governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative  Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, limited liability company or governmental authorities.

            5.05 EMPLOYEE BENEFIT PLANS;  SHAREHOLDERS'  AGREEMENTS;  MANAGEMENT
AGREEMENTS; EMPLOYMENT AGREEMENTS; NON-COMPETE AGREEMENTS; COLLECTIVE BARGAINING
AGREEMENTS;  TAX SHARING AGREEMENTS;  EXISTING  INDEBTEDNESS  AGREEMENTS.  On or
prior to the Initial  Borrowing  Date,  there shall have been  delivered  to the
Administrative Agent true and correct copies of the following documents:

            (i) all Plans (and for each Plan that is  required to file an annual report on Internal  Revenue Service Form  5500-series,  a copy of the most recent  such  report  (including,  to the  extent  required,  the  related financial  and  actuarial  statements  and opinions  and other  supporting statements, certifications,  schedules and information), and for each Plan that is a  "single-employer  plan," as defined in Section  4001(a)(15)  of
      ERISA, the most recently prepared  actuarial  valuation  therefor) and any other "employee  benefit plans," as defined in Section 3(3) of ERISA,  and any other  material  agreements,  plans or  arrangements,  with or for the benefit of  current  or former  employees  of the  Borrower  or any of its
      Subsidiaries or ERISA Affiliates  (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in Section 4001(a)(3) of
      ERISA,  only to the extent that any  document  described  herein is in the possession  of the Borrower,  any  Subsidiary of the Borrower or any ERISA
      Affiliate,  or reasonably available thereto from the sponsor or trustee of any such Plan) (collectively, the "EMPLOYEE BENEFITS PLANS");

            (ii)  all  agreements  entered  into by the  Borrower  or any of its
      Subsidiaries  governing  the  terms  and  relative  rights  of its  equity interests and any agreements entered into by its shareholders  relating to any such entity with respect to its equity  interests  (collectively,  the
      "SHAREHOLDERS'  AGREEMENTS");

            (iii) all material  agreements  with members of, or with respect to, the management of the Borrower or any of its  Subsidiaries  (collectively, the "MANAGEMENT AGREEMENTS");

            (iv) all material employment agreements entered into by the Borrower or any of its Subsidiaries (collectively, the "EMPLOYMENT AGREEMENTS");

            (v) all non-compete  agreements  entered into by the Borrower or any of its  Subsidiaries  which restrict the activities of the Borrower or any of its Subsidiaries (collectively, the "NON-COMPETE AGREEMENTS");

                                      -29-

            (vi) all collective  bargaining  agreements  applying or relating to
      any  employee  of  the  Borrower  or  any  of  any  of  its   Subsidiaries
      (collectively, the "COLLECTIVE BARGAINING AGREEMENTS");

            (vii) all tax sharing,  tax allocation and other similar  agreements entered into by the Borrower or any of its Subsidiaries (collectively, the
      "TAX SHARING AGREEMENTS"); and

            (viii) all agreements  evidencing or relating to Indebtedness of the
      Borrower or any of its Subsidiaries  which is to remain  outstanding after giving effect to the Transaction (the "EXISTING INDEBTEDNESS AGREEMENTS");

all of  which  Employee  Benefit  Plans,  Shareholders'  Agreements,  Management
Agreements, Employment Agreements, Non-Compete Agreements, Collective Bargaining
Agreements, Tax Sharing Agreements and Existing Indebtedness Agreements shall be in form and substance  reasonably  satisfactory to the Administrative  Agent and shall be in full force and effect on the Initial Borrowing Date.

            5.06 SENIOR SUBORDINATED NOTES. On or prior to the Initial Borrowing
Date,  the  Borrower  shall have  received  gross cash  proceeds in an aggregate amount equal to $30.0 million from the issuance of the Senior Subordinated Notes and shall have  utilized the full amount of such cash  proceeds to make payments owing in  connection  with the  Transaction  prior to utilizing  any proceeds of
Loans for such purpose.  There shall have been  delivered to the  Administrative
Agent true and correct copies of all Senior Subordinated Note Documents, and all
of  the  terms  and  conditions  of  the  Senior   Subordinated  Note  Documents
(including, without limitation, covenants, defaults, remedies, and subordination provisions)  shall be in form and substance  satisfactory to the  Administrative
Agent.  All conditions  precedent to the  consummation of the Transaction as set forth in the Senior Subordinated Notes Documents shall have been satisfied,  and not waived  unless  consented  to by the  Administrative  Agent and the Required
Lenders,  to the reasonable  satisfaction  of the  Administrative  Agent and the
Required Lenders.  The issuance of the Senior Subordinated Notes shall have been
consummated  in  accordance   with  the  terms  and  conditions  of  the  Senior
Subordinated Note Documents and all applicable law.

5.07 Refinancing. On or prior to the Initial Borrowing Date, the total commitments pursuant to the Existing Credit Agreement and the Existing Senior
Subordinated Loan Agreement shall have been terminated, and all loans and notes with respect thereto shall have been repaid in full (together with interest thereon), all letters of credit issued thereunder shall have been terminated and all other amounts owing pursuant to the Existing Credit Agreement and the
Existing Subordinated Loan Agreement shall have been repaid in full. The creditors in respect of the Existing Credit Agreement shall have terminated and released all security interests in and Liens on the assets (including
Intellectual Property) of the Borrower and its Subsidiaries created pursuant to the security documentation relating to the Existing Credit Agreement, and such creditors shall have returned all capital stock pledged under the Existing
Credit Agreement to the Borrower, and the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that the matters set forth in this Section 5.07 have been satisfied as of the Initial
Borrowing Date.

                                      -30-

            5.08  ADVERSE  CHANGE,  APPROVALS.  (a) On or prior  to the  Initial
Borrowing  Date,  nothing shall have  occurred  (and neither the  Administrative
Agent nor any Lender  shall have  become  aware of any facts or  conditions  not previously known) which the  Administrative  Agent or the Required Lenders shall determine  has had, or could  reasonably  be  expected  to have,  (i) a Material
Adverse Effect or (ii) a material adverse effect on the Transaction.

            (b) On or  prior  to  the  Initial  Borrowing  Date,  all  necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Transaction,  the other transactions contemplated hereby and the granting of Liens under the Credit  Documents  shall have been  obtained and remain in effect,  and all applicable waiting periods with respect thereto shall have expired  without any action being taken by any  competent  authority  which
restrains,   prevents  or  imposes   materially   adverse  conditions  upon  the
consummation  of the Transaction or the other  transactions  contemplated by the
Documents or otherwise  referred to herein or therein.  On the Initial Borrowing
Date, there shall not exist any judgment,  order,  injunction or other restraint issued  or filed or a  hearing  seeking  injunctive  relief  or other  restraint pending or notified  prohibiting or imposing  materially adverse conditions upon the  Transaction  or the other  transactions  contemplated  by the  Documents or otherwise referred to herein or therein.

            5.09  LITIGATION.  On the Initial  Borrowing Date, there shall be no actions,  suits or  proceedings  pending or  threatened  (i) with respect to the
Transaction,   this   Agreement  or  any  other   Document  or  (ii)  which  the
Administrative  Agent or the Required  Lenders shall determine has had, or could reasonably be expected to have, a Material Adverse Effect.

            5.10 PLEDGE  AGREEMENT.  On the Initial Borrowing Date, the Borrower
shall have duly  authorized,  executed and delivered the Pledge Agreement in the form of Exhibit G (as amended, modified,  restated and/or supplemented from time to time,  the "Pledge  Agreement")  and shall have  delivered to the  Collateral
Agent, as Pledgee thereunder,  all of the Pledge Agreement  Collateral,  if any,
referred to therein and then owned by the Borrower, (x) endorsed in blank in the case of  promissory  notes  constituting  Pledge  Agreement  Collateral  and (y)
together  with  executed  and undated  endorsements  for transfer in the case of equity interests  constituting  certificated Pledge Agreement Collateral,  along with evidence that all other actions necessary or, in the reasonable  opinion of the Collateral Agent,  desirable, to perfect the security interests purported to be  created  by the Pledge  Agreement  have been taken and the Pledge  Agreement shall be in full force and effect.

            5.11 SECURITY AGREEMENT. On the Initial Borrowing Date, the Borrower
shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit H (as amended, modified,  restated and/or supplemented from time to time, the "Security  Agreement")  covering all of such Credit Party's present and future Security Agreement Collateral, together with:

            (i) proper financing statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other  appropriate  filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the
      Collateral Agent,  desirable,  to perfect the security interests purported to be created by the Security Agreement;

                                      -31-

            (ii)  certified  copies of requests for  information or copies (Form
      UCC-11),  or equivalent reports as of a recent date, listing all effective financing  statements that name the Borrower or any of its Subsidiaries as debtor and that are filed in the  jurisdictions  referred to in clause (i)
      above and in such other  jurisdictions  in which  Collateral is located on the Initial  Borrowing Date,  together with copies of such other financing statements  that name the  Borrower or any of its  Subsidiaries  as debtor
      (none of which shall cover any of the Collateral  except (x) to the extent evidencing Permitted Liens or (y) those in respect of which the Collateral
      Agent shall have  received  termination  statements  (Form  UCC-3) or such other  termination  statements  as shall be  required  by local  law fully executed for filing);

            (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security  Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent,  desirable, to perfect the security interests intended to be created by the Security Agreement; and

            (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent,  desirable  (including the receipt of the respective  control agreements  referred to in the Security  Agreement) to perfect and protect the security interests  purported to be created by the
      Security Agreement have been taken,

and the Security Agreement shall be in full force and effect.

            5.12 MORTGAGE;  TITLE  INSURANCE;  SURVEY;  LANDLORD  WAIVERS;  ETC.
Subject to Section 13.17, on the Initial  Borrowing  Date, the Collateral  Agent
shall have received:

            (i) fully executed counterparts of a Mortgage, in form and substance reasonably  satisfactory to the Administrative Agent, which Mortgage shall cover the Real Property  owned or leased by the Borrower and designated as the  "Mortgaged  Property" on Schedule  III,  together  with evidence that counterparts  of such Mortgage have been delivered to the title  insurance company  insuring the Lien of such Mortgage for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent desirable,  to effectively  create a valid and enforceable  first priority mortgage lien,  subject only to Permitted  Encumbrances,  on the Mortgaged
      Property described therein in favor of the Collateral Agent (or such other trustee as may be required or desired  under local law) for the benefit of the Secured Creditors;

            (ii) such consents, approvals, amendments,  supplements,  estoppels,
      tenant   subordination   agreements  or  other  instruments  as  shall  be
      reasonably deemed necessary by the  Administrative  Agent in order for the owner or holder of the fee interest  constituting such Mortgaged  Property to grant  the Lien  contemplated  by the  Mortgage  with  respect  to such
      Mortgaged Property;

            (iii) a Mortgage  Policy  relating to the Mortgage on the  Mortgaged
      Property   referred  to  above  issued  by  a  title  insurer   reasonably
      satisfactory  to the Collateral  Agent and in amounts  satisfactory to the
      Collateral  Agent and assuring the  Collateral  Agent that the Mortgage on such Mortgaged Property is a valid and enforceable first priority mortgage

                                      -32-

      lien on such  Mortgaged  Property,  free  and  clear  of all  defects  and encumbrances except Permitted Encumbrances, and such Mortgage Policy shall otherwise  be  in  form  and  substance  reasonably  satisfactory  to  the
      Collateral  Agent and shall include,  as  appropriate,  an endorsement for future  advances  under  this  Agreement  and the  Notes and for any other matter that the Collateral Agent in its discretion may reasonably request, shall not include a survey exception or an exception for mechanics' liens, and shall provide for  affirmative  insurance and such  reinsurance as the
      Collateral Agent in its discretion may reasonably request;

            (iv) such affidavits, certificates, information (including financial data) and instruments of indemnification (including, without limitation, a so-called "gap"  indemnification) as shall be required to induce the title company to issue the Mortgage  Policies  referred to in  subsection  (iii)
      above;

            (v) evidence  reasonably  acceptable to the Administrative  Agent of payment by the Borrower of all Mortgage Policy premiums in respect of such
      Mortgage Property,  search and examination  charges,  and related charges, mortgage recording taxes, fees,  charges,  costs and expenses required for the recording of such Mortgages and issuance of such Mortgage Policies;

            (vi) a copy of the existing survey of the Mortgaged Property;

            (vii) to the extent  obtainable on or prior to the Initial Borrowing
      Date, fully executed  landlord waivers and/or bailee agreements in respect of those Leaseholds of the Borrower  designated as "Leaseholds  Subject to
      Landlord  Waivers" on Schedule III, each of which landlord  waivers and/or bailee agreements shall be in form and substance  reasonably  satisfactory to the Collateral Agent;

            (viii) to the extent  requested by the Agents,  copies of all leases in which the  Borrower  holds the  lessor's  interest or other  agreements relating to possessory interests, if any; provided that, to the extent any of the foregoing affect such Mortgaged Property,  such agreements shall be subordinate  to the Liens of the  Mortgage  to be  recorded  against  such
      Mortgaged  Property,  either  expressly  by its  terms  or  pursuant  to a subordination,  non-disturbance  and attornment  agreement  (with any such agreement being reasonably acceptable to the Administrative Agent); and

            (ix) flood certificates covering such Mortgaged Property in form and substance  acceptable to the Administrative  Agent, and certifying whether or not each such Mortgaged  Property is located in a flood hazard area, as determined by reference to the applicable FEMA map.

            5.13 FINANCIAL STATEMENTS; PRO FORMA BALANCE SHEET; PROJECTIONS.  On
or prior to the Initial  Borrowing  Date,  the  Administrative  Agent shall have received true and correct copies of the historical financial statements, the pro forma financial  statements and the Projections  referred to in Sections 7.05(a)
and (d), which historical financial  statements,  pro forma financial statements and Projections  shall be in form and substance  reasonably  satisfactory to the
Administrative Agent and the Required Lenders.

                                      -33-

            5.14  Solvency  CERTIFICATE;  INSURANCE  CERTIFICATES,  ETC.  On the
Initial Borrowing Date, the Administrative Agent shall have received:

            (i) a solvency  certificate from the chief financial  officer of the
      Borrower in the form of Exhibit J hereto;

            (ii)  certificates of insurance  complying with the  requirements of
      Section  8.03 for the  business  and  properties  of the  Borrower and its
      Subsidiaries,  in  form  and  substance  reasonably  satisfactory  to  the
      Administrative  Agent and naming  the  Collateral  Agent as an  additional insured and/or as loss payee, and stating that such insurance shall not be canceled  without at least 30 days' prior written notice by the insurer to the Collateral Agent; and

            (iii)  if  requested  by  any  Agent,  environmental  and  hazardous substance  analyses  with respect to the Real  Property of the Borrower in scope,  form and substance  reasonably  acceptable  to the  Administrative
      Agent and the Required  Lenders,  together  with a  satisfactory  reliance letter addressed to the Lenders.

            5.15 FEES,  ETC. On the Initial  Borrowing  Date, the Borrower shall have paid to the Administrative  Agent (and any other Agents), the Lead Arranger and each Lender all costs,  fees and expenses  (including,  without  limitation, legal fees and expenses) and other compensation  contemplated  hereby payable to the  Administrative  Agent (and any other  Agents),  the Lead  Arranger  or such
Lender to the extent then due.

            SECTION 6. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each  Lender to make Loans  (including  Loans made on the  Initial  Borrowing
Date),  and the  obligation  of each Issuing  Lender to issue  Letters of Credit
(including  Letters of Credit issued on the Initial Borrowing Date), is subject, at the time of each such Credit Event (except as hereinafter indicated),  to the satisfaction of the following conditions:

            6.01 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect  thereto (i) there shall exist no
Default  or  Event  of  Default  and (ii)  all  representations  and  warranties contained  herein and in the other Credit Documents shall be true and correct in all material  respects with the same effect as though such  representations  and warranties  had been made on the date of such Credit Event (it being  understood and agreed that any  representation or warranty which by its terms is made as of a  specified  date shall be  required  to be true and  correct  in all  material respects only as of such specified date).

            6.02 NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (a) Prior to the
making  of each Loan  (other  than a  Swingline  Loan or a  Revolving  Loan made pursuant to a Mandatory Borrowing), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a).  Prior to the making of each  Swingline  Loan,  the  Swingline  Lender shall have received the notice referred to in Section 1.03(b)(i).

            (b)  Prior  to  the   issuance  of  each   Letter  of  Credit,   the
Administrative  Agent and the  respective  Issuing  Lender shall have received a
Letter of Credit Request meeting the requirements of Section 2.03(a).

                                      -34-

            The acceptance of the benefits of each Credit Event shall constitute a representation  and warranty by the Borrower to the  Administrative  Agent and each of the Lenders that all the conditions specified in Section 5 (with respect to Credit  Events on the  Initial  Borrowing  Date) and in this  Section 6 (with respect to Credit Events on or after the Initial  Borrowing Date) and applicable to  such  Credit  Event  are  satisfied  as of  that  time.  All of  the  Notes, certificates,  legal  opinions  and other  documents  and papers  referred to in
Section 5 and in this Section 6, unless otherwise specified,  shall be delivered to the Administrative  Agent at the Notice Office for the account of each of the
Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the
Administrative Agent and the Required Lenders.

            SECTION 7. REPRESENTATIONS,  WARRANTIES AND AGREEMENTS.  In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue
(or participate in) the Letters of Credit as provided herein, the Borrower makes the following  representations,  warranties and  agreements,  in each case after giving effect to the  Transaction,  all of which shall survive the execution and delivery  of this  Agreement  and the Notes and the  making of the Loans and the issuance of the Letters of Credit,  with the  occurrence of each Credit Event on or after the Initial  Borrowing Date being deemed to constitute a representation and warranty  that the matters  specified in this Section 7 are true and correct in all material respects on and as of the Initial Borrowing Date and on the date of each such  other  Credit  Event  (it being  understood  and  agreed  that any representation  or warranty  which by its terms is made as of a  specified  date shall be  required to be true and correct in all  material  respects  only as of such specified date).

            7.01  ORGANIZATIONAL  STATUS.  Each of the  Borrower and each of its
Subsidiaries  (i)  is  a  duly  organized  and  validly  existing   corporation,
partnership or limited liability  company,  as the case may be, in good standing under the laws of the jurisdiction of its organization,  (ii) has the corporate, partnership or limited  liability  company power and authority,  as the case may be, to own its  property  and assets and to transact the business in which it is engaged  and  presently  proposes to engage and (iii) is duly  qualified  and is authorized to do business and is in good standing in each jurisdiction where the ownership,  leasing or  operation of its property or the conduct of its business requires  such  qualifications  except for  failures to be so  qualified  which, either  individually  or in the  aggregate,  could not reasonably be expected to have a Material Adverse Effect.

            7.02 POWER AND  AUTHORITY.  Each  Credit  Party and each  Subsidiary thereof has the corporate,  partnership or limited  liability  company power and authority,  as the case may be, to  execute,  deliver  and perform the terms and provisions  of each of the  Documents  to which it is party  and has  taken  all necessary  corporate,  partnership or limited  liability  company action, as the case may be, to authorize the execution,  delivery and performance by it of each of such  Documents.  Each  Credit  Party and each  Subsidiary  thereof  has duly executed and delivered  each of the Documents to which it is party,  and each of such Documents  constitutes its legal, valid and binding obligation  enforceable in  accordance  with its  terms,  except to the extent  that the  enforceability thereof may be limited by  applicable  bankruptcy,  insolvency,  reorganization, moratorium or other similar laws generally  affecting  creditors'  rights and by equitable  principles  (regardless of whether enforcement is sought in equity or at law).

                                      -35-

            7.03 NO VIOLATION. Neither the execution, delivery or performance by any Credit  Party or any  Subsidiary  thereof of the  Documents to which it is a party,  nor  compliance by it with the terms and  provisions  thereof,  (i) will contravene any provision of any law,  statute,  rule or regulation or any order, writ,  injunction or decree of any court or governmental  instrumentality,  (ii)
will  conflict  with or result in any  breach  of any of the  terms,  covenants, conditions or provisions  of, or  constitute a default  under,  or result in the creation  or  imposition  of (or the  obligation  to create or impose)  any Lien
(except  pursuant to the Security  Documents) upon any of the property or assets of any  Credit  Party or any of its  Subsidiaries  pursuant  to the terms of any indenture,  mortgage,  deed of trust, credit agreement or loan agreement, or any other  material  agreement,  contract or  instrument,  in each case to which any
Credit  Party  or any of its  Subsidiaries  is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the  certificate or articles of  incorporation,  certificate of formation,  limited  liability  company  agreement  or  by-laws  (or  equivalent organizational  documents),  as  applicable,  of any Credit  Party or any of its
Subsidiaries.

            7.04 APPROVALS. No order, consent, approval, license,  authorization or  validation  of, or filing,  recording or  registration  with (except for (x)
those  that have  otherwise  been  obtained  or made on or prior to the  Initial
Borrowing  Date and  which  remain  in full  force  and  effect  on the  Initial
Borrowing  Date and (y) filings  which are  necessary  to perfect  the  security interests  created  under the  Security  Documents,  which  filings will be made within five days  following the Initial  Borrowing  Date),  or exemption by, any governmental  or  public  body or  authority,  or any  subdivision  thereof,  is required  to be  obtained  or made by,  or on behalf  of,  any  Credit  Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit
Party in connection  with,  (i) the execution,  delivery and  performance of any
Document or (ii) the legality, validity, binding effect or enforceability of any such Document.

            7.05  FINANCIAL   STATEMENTS;   FINANCIAL   CONDITION;   UNDISCLOSED
LIABILITIES;  PROJECTIONS.  (a)  (i)  The  consolidated  balance  sheets  of the
Borrower for each of the fiscal years ended June 30, 2000,  June 30, 2001,  June
30, 2002 and June 30, 2003, respectively,  and the related statements of income, cash flows and retained earnings of the Borrower for each such fiscal year ended on such dates,  copies of which have been  furnished to the Lenders prior to the
Initial Borrowing Date, present fairly in all material respects the consolidated financial  position of the Borrower at the dates of such balance  sheets and the consolidated  results of the operations of the Borrower for the periods  covered thereby.  All of the foregoing historical financial statements have been audited by Margolin,  Winer & Evens LLP (or, in the case of the aforementioned financial statements for the fiscal year ended June 30, 2003,  have been audited as of the
Initial  Borrowing  Date and  prepared in  accordance  with  generally  accepted accounting principles consistently applied by the Borrower.

            (ii) The pro forma consolidated  balance sheet of the Borrower as of the Initial  Borrowing  Date (after  giving  effect to the  Transaction  and the financing therefor),  a copy of which has been furnished to the Lenders prior to the Initial  Borrowing Date,  presents  fairly in all material  respects the pro forma  consolidated  financial  position  of  the  Borrower  as of  the  Initial
Borrowing Date.

            (b) On and as of the Initial  Borrowing Date and after giving effect to the Transaction and to all  Indebtedness  (including the Loans and the Senior
Subordinated  Notes) being  incurred or assumed and Liens  created by the Credit

                                      -36-

Parties in connection  therewith (i) the sum of the assets, at a fair valuation, of the Borrower on a stand-alone  basis and of the Borrower and its Subsidiaries taken as a whole will exceed their respective  debts,  (ii) each of the Borrower on a stand-alone  basis and the Borrower and its  Subsidiaries  taken as a whole have not incurred and do not intend to incur,  and do not believe that they will incur,  debts  beyond their  respective  ability to pay such debts as such debts mature,  and (iii) the Borrower on a stand-alone  basis and the Borrower and its
Subsidiaries taken as a whole will have sufficient capital with which to conduct their respective businesses.  For purposes of this Section 7.05(b), "debt" means any liability on a claim, and "claim" means (a) right to payment, whether or not
such  a  right  is  reduced  to  judgment,  liquidated,   unliquidated,   fixed,
contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (b) right to an equitable  remedy for breach of  performance  if such breach  gives rise to a payment,  whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent,  matured, unmatured, disputed, undisputed,  secured or unsecured.  The amount of contingent  liabilities at any time shall be  computed  as the amount  that,  in the light of all the facts and circumstances  existing at such time,  represents the amount that can reasonably be expected to become an actual or matured liability.

            (c) Except as fully disclosed in the financial  statements delivered pursuant to Section 7.05(a) and except for the Senior  Subordinated Notes, there were as of the Initial Borrowing Date no liabilities or obligations with respect to the Borrower or any of its  Subsidiaries  of any nature  whatsoever  (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower or any of its  Subsidiaries.  As of the Initial Borrowing Date, the
Borrower  knows  of no  basis  for  the  assertion  against  it or  any  of  its
Subsidiaries of any liability or obligation of any nature whatsoever that is not fully  disclosed  in the  financial  statements  delivered  pursuant  to Section
7.05(a) or referred  to in the  immediately  preceding  sentence  which,  either individually or in the aggregate, could reasonably be expected to be material to the Borrower or any of its Subsidiaries.

            (d) The Projections  delivered to the  Administrative  Agent and the
Lenders prior to the Initial Borrowing Date have been prepared in good faith and are based on reasonable assumptions,  and there are no statements or conclusions in the  Projections  which are based  upon or include  information  known to the
Borrower to be  misleading  in any  material  respect or which fail to take into account  material  information  known  to the  Borrower  regarding  the  matters reported therein.  On the Initial Borrowing Date, the Borrower believes that the
Projections are reasonable and attainable,  it being  recognized by the Lenders, however,  that projections as to future events are not to be viewed as facts and that the actual results during the period or periods  covered by the Projections may differ from the projected results and such differences may be material.

            (e) After  giving  effect to the  Transaction  (but for this purpose assuming that the  Transaction  and the related  financing had occurred prior to
June 30, 2002),  since June 30, 2002,  there has been no change in the condition
(financial or otherwise), business, operations, assets, liabilities or prospects of the Borrower or any of its Subsidiaries  that has had, or could reasonably be expected to have,  either  individually or in the aggregate,  a Material Adverse
Effect.

                                      -37-

            (f)  The  Borrower  has  net  operating  losses  in  the  amount  of
$93,968,023 which may be applied to the fiscal years of the Borrower ending June
30, 2004 through June 30, 2022 and which will expire between the fiscal years of the Borrower ending June 30, 2007 and June 30, 2022.

            (g) The Borrower has filed in a timely manner all documents that the
Borrower was required to file with the SEC under Sections 13, 14(a) and 15(d) of the  Securities  Exchange Act, since its initial  public  offering.  As of their respective  filing dates, all documents filed by the Borrower with the SEC ("SEC
DOCUMENTS")  complied in all  material  respects  with the  requirements  of the
Securities  Exchange Act or the Securities  Act, as applicable.  None of the SEC
Documents  as of their  respective  dates  contained  any untrue  statement of a material fact or omitted to state material fact required to be stated therein or necessary to make the  statements  made therein,  in light of the  circumstances under which they were made,  not  misleading.  The  financial  statements of the
Borrower  included  in the SEC  Documents  comply  as to  form  in all  material respects with applicable  accounting  requirements  and with the published rules and regulations of the SEC with respect thereto.

            7.06 LITIGATION.  There are no actions, suits or proceedings pending or,  to the  knowledge  of the  Borrower,  threatened  (i) with  respect  to the
Transaction  or any Document or (ii) that could  reasonably be expected,  either individually or in the aggregate, to have a Material Adverse Effect.

            7.07 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a  whole)  furnished  by  or on  behalf  of  the  Borrower  in  writing  to  the
Administrative  Agent  or  any  Lender  (including,   without  limitation,   all
information  contained in the Documents)  for purposes of or in connection  with this  Agreement,  the other  Credit  Documents or any  transaction  contemplated herein or therein is, and all other such factual  information (taken as a whole)
hereafter  furnished  by  or on  behalf  of  the  Borrower  in  writing  to  the
Administrative  Agent or any Lender will be, true and  accurate in all  material respects on the date as of which such  information is dated or certified and not incomplete  by omitting  to state any fact  necessary  to make such  information
(taken as a whole) not misleading in any material  respect at such time in light of the circumstances under which such information was provided.

            7.08 USE OF PROCEEDS;  MARGIN  REGULATIONS.  (a) All proceeds of the
Term Loans will be used by the Borrower to finance, in part, the Refinancing and to pay the fees and expenses relating to the Transaction.

            (b) All proceeds of the Revolving Loans and the Swingline Loans will be used for the working capital and general  corporate  purposes of the Borrower and its  Subsidiaries;  provided  that up to,  but no more than,  $3,000,000  of proceeds of Revolving Loans and Swingline Loans in the aggregate may be used for the purposes described in clause (a) of this Section 7.08.

            (c) No part of any Credit  Event (or the proceeds  thereof)  will be used to purchase or carry any Margin  Stock or to extend  credit for the purpose of purchasing  or carrying any Margin Stock.  Neither the making of any Loan nor the use of the  proceeds  thereof nor the  occurrence  of any other Credit Event will violate or be  inconsistent  with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                                      -38-

            7.09 TAX RETURNS AND PAYMENTS.  Each of the Borrower and each of its
Subsidiaries  has timely filed or caused to be timely filed with the appropriate taxing authority all federal and state income tax returns and all other material tax returns,  domestic and foreign (the  "Returns")  required to be filed by, or with respect to the income, properties or operations of, the Borrower and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of the Borrower and its Subsidiaries for the periods covered thereby.  Each of the Borrower and each of its  Subsidiaries  has paid all taxes and  assessments  payable by it which have become due, other than those that are being contested in good faith and adequately disclosed and fully provided for as a reserve on the financial  statements of the Borrower and its  Subsidiaries  in accordance with generally accepted accounting  principles.  There is no material action, suit, proceeding,  investigation,  audit or claim now pending or, to the best knowledge of the Borrower,  threatened by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries. As of the Initial Borrowing
Date,  neither the  Borrower  nor any of its  Subsidiaries  has entered  into an agreement  or waiver or been  requested  to enter  into an  agreement  or waiver extending  any statute of  limitations  relating to the payment or collection of taxes  of  the  Borrower  or  any  of  its  Subsidiaries,  or is  aware  of  any circumstances that would cause the taxable years or other taxable periods of the
Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of  limitations.  Neither the Borrower nor any of its  Subsidiaries  has
incurred,  nor will any of them incur,  any material tax liability in connection with the  Transaction or any other  transactions  contemplated  hereby (it being understood that the representation contained in this sentence does not cover any future tax liabilities of the Borrower or any of its  Subsidiaries  arising as a result of the operation of their businesses in the ordinary course of business).

            7.10  COMPLIANCE  WITH  ERISA.  Schedule  IV sets  forth,  as of the
Initial  Borrowing  Date,  the name of each  Plan.  Each Plan (and each  related trust,  insurance contract or fund) is in substantial  compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code;
each Plan (and each  related  trust,  if any) which is intended to be  qualified under Section  401(a) of the Code has received a  determination  letter from the
Internal  Revenue  Service  to the  effect  that it meets  the  requirements  of
Sections  401(a) and 501(a) of the Code;  neither  the  Borrower  nor any of its
Subsidiaries  or ERISA  Affiliates has ever maintained or contributed to, or had any obligation to maintain or contribute to (or borne any liability with respect
to) any "employee  pension  benefit plan," within the meaning of Section 3(2) of
ERISA,  that is subject to  Section  412 of the Code or Section  302 of ERISA or
Title IV of ERISA;  neither the  Borrower nor any of its  Subsidiaries  or ERISA
Affiliates  has ever  maintained  or  contributed  to, or had any  obligation to maintain or contribute  to (or borne any liability  with respect to) any Foreign
Pension Plan; all contributions  required to be made with respect to a Plan have been timely made;  neither the Borrower nor any  Subsidiary  of the Borrower nor
any ERISA Affiliate has incurred any material liability (including any indirect, contingent  or  secondary  liability)  to or on  account of a Plan  pursuant  to
Section 409, 502(i),  502(l),  515, 4204 or 4212 of ERISA or Section 4975 of the
Code or expects to incur any such liability under any of the foregoing  sections with respect to any Plan; no condition  exists which presents a material risk to the  Borrower  or any  Subsidiary  of the  Borrower  or any ERISA  Affiliate  of
incurring  a  liability  to or on account of a Plan  pursuant  to the  foregoing provisions of ERISA and the Code; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened;  each group health plan (as defined in Section 607(1) of ERISA or

                                      -39-

Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees  of the  Borrower,  any  Subsidiary  of  the  Borrower,  or any  ERISA
Affiliate has at all times been operated in  compliance  with the  provisions of
Part 6 of  subtitle B of Title I of ERISA and  Section  4980B of the Code;  each group health plan (as defined in 45 Code of Federal Regulations Section 160.103)
which covers or has covered  employees or former employees of the Borrower,  any
Subsidiary  of the  Borrower,  or any  ERISA  Affiliate  has at all  times  been operated in compliance with the provisions of the Health  Insurance  Portability and Accountability Act of 1996 and the regulations  promulgated  thereunder;  no lien  imposed  under  the Code or ERISA on the  assets  of the  Borrower  or any
Subsidiary of the Borrower or any ERISA  Affiliate  exists or is likely to arise on  account  of any  Plan;  and the  Borrower  and its  Subsidiaries  may  cease contributions  to or terminate  any employee  benefit plan  maintained by any of them without incurring any material liability.

            7.11 THE  SECURITY  DOCUMENTS.  (a) The  provisions  of the Security
Agreement  are  effective  to  create in favor of the  Collateral  Agent for the benefit  of the  Secured  Creditors  a legal,  valid  and  enforceable  security interest in all right,  title and interest of the Credit Parties in the Security
Agreement  Collateral  described  therein,  and the  Collateral  Agent,  for the benefit of the Secured  Creditors,  has (or within 5 days  following the Initial
Borrowing  Date will have) a fully  perfected  security  interest  in all right, title  and  interest  in all  of the  Security  Agreement  Collateral  described therein,  subject to no other Liens other than Permitted  Liens. The recordation of (x) the Grant of Security  Interest in U.S. Patents,  if applicable,  and (y)
the  Grant of  Security  Interest  in U.S.  Trademarks,  if  applicable,  in the respective form attached to the Security  Agreement,  in each case in the United
States  Patent and  Trademark  Office,  together with filings on Form UCC-1 made pursuant to the Security  Agreement,  will  create,  as may be perfected by such filings and  recordation,  a perfected  security  interest in the United  States trademarks and patents covered by the Security Agreement, and the recordation of the Grant of Security Interest in U.S.  Copyrights,  if applicable,  in the form attached to the Security  Agreement  with the United  States  Copyright  Office, together  with filings on Form UCC-1 made  pursuant to the  Security  Agreement, will create,  as may be perfected by such filings and  recordation,  a perfected security  interest  in the United  States  copyrights  covered  by the  Security
Agreement.

            (b) The security  interests  created  under the Pledge  Agreement in favor of the  Collateral  Agent,  as  Pledgee,  for the  benefit of the  Secured
Creditors,  constitute  perfected  security  interests  in the Pledge  Agreement
Collateral  described in the Pledge Agreement,  subject to no security interests of any other Person.  No filings or recordings  are required in order to perfect
(or maintain the  perfection or priority of) the security  interests  created in the  Pledge  Agreement  Collateral  under the Pledge  Agreement  other than with respect to that  portion  of the  Pledge  Agreement  Collateral  constituting  a
"general intangible" under the UCC.

            (c) Each Mortgage creates, as security for the obligations purported to be secured thereby,  a valid and enforceable  perfected  security interest in and  mortgage  lien  on  the  respective  Mortgaged  Property  in  favor  of the
Collateral  Agent (or such other  trustee as may be  required  or desired  under local law) for the benefit of the Secured  Creditors,  superior and prior to the rights of all third Persons (except that the security interest and mortgage lien created on such Mortgaged Property may be subject to the Permitted  Encumbrances related  thereto)  and subject to no other Liens  (other  than  Permitted  Liens related thereto).

                                      -40-

            7.12  PROPERTIES.  All Real Property owned or leased by the Borrower or any of its  Subsidiaries as of the Initial  Borrowing Date, and the nature of the  interest  therein,  is  correctly  set forth in Schedule  III.  Each of the
Borrower and each of its  Subsidiaries  has good and  indefeasible  title to all material  properties owned by it, including all material  property  reflected in the most recent historical balance sheets referred to in Section 7.05(a) (except as sold or  otherwise  disposed of since the date of such  balance  sheet in the ordinary  course of business or as  permitted  by the terms of this  Agreement), free and clear of all Liens, other than Permitted Liens.

            7.13  CAPITALIZATION.  On the Initial Borrowing Date, the authorized capital stock of the Borrower shall consist of (i)  30,000,000  shares of common stock,  $.001 par value per share,  and (ii) the Existing  Preferred  Stock. All outstanding  shares of capital  stock of the Borrower have been duly and validly issued and are fully paid and  non-assessable  (other than any assessment on the shareholders  of the  Borrower  that may be  imposed  as a matter  of law).  The
Borrower  does not  have  outstanding  any  capital  stock  or other  securities convertible  into or  exchangeable  for  its  capital  stock  or any  rights  to subscribe  for or to  purchase,  or any  options  for the  purchase  of,  or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character  relating to, its capital  stock,  except for (x) the Existing  Preferred  Stock and (y)  options,  warrants and rights to purchase shares of the Borrower's common stock.

            7.14  SUBSIDIARIES.  The  Borrower  has no  Subsidiaries  other than
Subsidiaries  created or acquired after the Initial Borrowing Date in accordance with the terms of this Agreement.

            7.15 COMPLIANCE WITH STATUTES, ETC. Each of the Borrower and each of its Subsidiaries is in compliance with all applicable statutes,  regulations and orders of, and all applicable  restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership
of  its  property   (including,   without   limitation,   applicable   statutes,
regulations,  orders and restrictions  relating to  environmental  standards and controls),  except such  noncompliances as could not, either  individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            7.16  INVESTMENT  COMPANY  ACT.  Neither the Borrower nor any of its
Subsidiaries  is  an  "investment  company"  or a  company  "controlled"  by  an
"investment  company," within the meaning of the Investment Company Act of 1940, as amended.

            7.17 PUBLIC UTILITY  HOLDINGS  COMPANY ACT. Neither the Borrower nor
any of its Subsidiaries is a "holding  company," or a "subsidiary  company" of a
"holding  company," or an "affiliate" of a "holding company" or of a "subsidiary company"  of a  "holding  company"  within the  meaning  of the  Public  Utility
Holdings Company Act of 1935, as amended.

            7.18 ENVIRONMENTAL MATTERS. (a) Each of the Borrower and each of its
Subsidiaries  is in compliance  with all applicable  Environmental  Laws and the requirements of any permits issued under such  Environmental  Laws. There are no pending or, to the knowledge of the Borrower,  threatened  Environmental  Claims against the  Borrower or any of its  Subsidiaries  or any Real  Property  owned, leased or operated by the  Borrower or any of its  Subsidiaries  (including  any

                                      -41-

such claim arising out of the  ownership,  lease or operation by the Borrower or any of its Subsidiaries of any Real Property formerly owned,  leased or operated by the  Borrower  or any of its  Subsidiaries  but no  longer  owned,  leased or operated  by the  Borrower  or any of its  Subsidiaries).  There  are no  facts, circumstances,  conditions  or  occurrences  with  respect  to the  business  or operations  of the  Borrower or any of its  Subsidiaries,  or any Real  Property
owned, leased or operated by the Borrower or any of its Subsidiaries  (including any Real Property  formerly owned,  leased or operated by the Borrower or any of its Subsidiaries but no longer owned,  leased or operated by the Borrower or any of  its  Subsidiaries)  or,  to the  knowledge  of the  Borrower,  any  property adjoining  or  adjacent  to any such  Real  Property  that  could be  reasonably expected (i) to form the basis of an Environmental Claim against the Borrower or any of its  Subsidiaries or any Real Property  owned,  leased or operated by the
Borrower or any of its  Subsidiaries  or (ii) to cause any Real Property  owned, leased or operated by the Borrower or any of its  Subsidiaries  to be subject to any restrictions on the ownership,  lease,  occupancy or transferability of such
Real Property by the Borrower or any of its  Subsidiaries  under any  applicable
Environmental Law.

            (b) Hazardous  Materials have not at any time been generated,  used, treated or stored on, or  transported  to or from,  or Released on or from,  any
Real  Property  owned,  leased  or  operated  by  the  Borrower  or  any  of its
Subsidiaries  or, to the  knowledge of the Borrower,  any property  adjoining or adjacent to any Real Property, where such generation,  use, treatment,  storage, transportation  or Release has (i) violated or could be  reasonably  expected to violate any  applicable  Environmental  Law, (ii) give rise to an  Environmental
Claim or (iii) give rise to liability under any applicable Environmental Law.

            (c)  Notwithstanding  anything to the contrary in this Section 7.18, the  representations  and  warranties  made in this Section 7.18 shall be untrue only if the effect of any or all conditions,  violations,  claims, restrictions,
failures  and  noncompliances  of  the  types  described  above  could,   either
individually  or in the  aggregate,  reasonably  be  expected to have a Material
Adverse Effect.

            7.19  LABOR   RELATIONS.   Neither  the  Borrower  nor  any  of  its
Subsidiaries  is engaged in any unfair labor  practice that could  reasonably be expected,  either  individually or in the aggregate,  to have a Material Adverse
Effect.  There is (i) no unfair labor  practice  complaint  pending  against the
Borrower  or any of its  Subsidiaries  or,  to the  knowledge  of the  Borrower, threatened  against any of them,  before the National Labor Relations Board, and no grievance or  arbitration  proceeding  arising out of or under any collective bargaining  agreement  is  so  pending  against  the  Borrower  or  any  of  its
Subsidiaries  or, to the  knowledge of the Borrower,  threatened  against any of them, (ii) no strike,  labor dispute,  slowdown or stoppage  pending against the
Borrower  or any of its  Subsidiaries  or,  to the  knowledge  of the  Borrower, threatened  against  the  Borrower  or any of its  Subsidiaries,  (iii) no union representation  question exists with respect to the employees of the Borrower or any of its Subsidiaries and (iv) no collective bargaining agreement exists which is binding on the Borrower or any of its  Subsidiaries;  except (with respect to
any  matter  specified  in  clause  (i),  (ii)  (iii)  or  (iv)  above,   either
individually  or in the  aggregate)  such as could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries
has any  Equal  Employment  Opportunity  Commission  charges  or other  claim of employment  discrimination  pending or, to the Borrower's  knowledge,  currently threatened  against  them that would  reasonably  be expected to have a Material

                                      -42-

Adverse Effect;  no wage and hour department  investigation has been made of the
Borrower or any of its Subsidiaries  that would reasonably be expected to have a
Material  Adverse  Effect;  there are no  occupational  health and safety claims against  the  Borrower  or any of its  Subsidiaries  that  would  reasonably  be expected to have a Material  Adverse  Effect.  Since the enactment of the Worker
Adjustment and Retraining Notification Act (the "WARN Act") neither the Borrower nor any of its Subsidiaries effectuated (i) a "plant closing" (as defined in the
WARN  Act)  affecting  any  site  of  employment  or one or more  facilities  or operating units within any site of employment or facility of the Borrower or any of its  Subsidiaries;  or (ii) a "mass  layoff"  (as  defined  in the WARN  Act)
affecting  any site of  employment  or  facility  of the  Borrower or any of its
Subsidiaries;  nor has the Borrower or any of its Subsidiaries  been affected by any transaction or engaged in layoffs or employment  terminations  sufficient in number to trigger  application  of any similar  state or local law.  Neither the
Borrower  nor any of its  Subsidiaries  has  suffered an  "employment  loss" (as defined in the WARN Act) since six (6) months prior to the date hereof;  and the
Borrower and its  Subsidiaries  are in compliance in all material  respects with the terms and provisions of the  Immigration  Reform and Control Act of 1986, as
amended, and all related regulations promulgated thereunder.

            7.20 INTELLECTUAL PROPERTY. (a) Each of the Borrower and each of its
Subsidiaries owns or has the right to use all the patents, trademarks,  permits, domain names,  service marks,  trade names,  copyrights,  licenses,  franchises, inventions,  trade secrets,  proprietary  information  and know-how of any type, whether or not  written  (including,  but not  limited  to,  rights in  computer programs and  databases)  and formulas,  or rights with respect to the foregoing
(collectively,  "INTELLECTUAL  PROPERTY"),  and has obtained  assignments of all leases, licenses and other rights of whatever nature,  necessary for the present conduct of its  business,  without any known  conflict with the rights of others which, or the failure to obtain which,  as the case may be, could  reasonably be expected,  either  individually or in the aggregate,  to have a Material Adverse
Effect.

            (b) The  Borrower  and its  Subsidiaries  have the right to practice under and use all of its Intellectual Property.

            (c) Neither the Borrower nor any of its  Subsidiaries  has knowledge of any claim by any third party contesting the validity,  enforceability, use or ownership of the Intellectual  Property,  or of any existing state of facts that would support a claim that use by the Borrower or any of its Subsidiaries of any such Intellectual  Property has infringed or otherwise violated any Intellectual
Property  right of any other  Person and, to the best  knowledge of the Borrower and its Subsidiaries, no such claim is threatened.

            7.21 INDEBTEDNESS. Schedule V sets forth a true and complete list of all  Indebtedness  (including  Contingent  Obligations)  of the Borrower and its
Subsidiaries  as of the  Initial  Borrowing  Date  (after  giving  effect to the
Refinancing,  but  excluding  the  Loans,  the  Letters of Credit and the Senior
Subordinated  Notes,  the  "Existing  Indebtedness")  and  which  is  to  remain outstanding  after giving  effect to the  Transaction,  in each case showing the aggregate  principal amount thereof and the name of the respective  borrower and any  Credit  Party  or any of its  Subsidiaries  which  directly  or  indirectly guarantees such debt.

                                      -43-

            7.22 INSURANCE.  Schedule VI sets forth a true and complete  listing of all  insurance  maintained  by the  Borrower and its  Subsidiaries  as of the
Initial Borrowing Date, with the amounts insured (and any deductibles) set forth therein.

            7.23   REPRESENTATIONS  AND  WARRANTIES  IN  OTHER  DOCUMENTS.   All
representations  and warranties  set forth in the other  Documents were true and correct in all  material  respects at the time as of which such  representations and  warranties  were made (or deemed made) and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations or warranties were made on and as of such date (it being understood and agreed that any such representation or warranty which by its terms is made as of a specified date shall be true and correct in all  material  respects  as of such  specified date).

            7.24 SUBORDINATION.  The subordination  provisions  contained in the
Senior Subordinated Note Documents are enforceable against the Borrower, each of its  Subsidiaries  and the  holders  of the  Senior  Subordinated  Notes and all
Obligations  hereunder and under the other Credit  Documents and all obligations arising  pursuant to the  Interest  Rate  Protection  Agreements  are within the definition of "Senior Debt" included in such subordination provisions.

            SECTION 8. AFFIRMATIVE COVENANTS.  The Borrower hereby covenants and agrees that on and after the Effective  Date and until the Total  Commitment and all Letters of Credit have  terminated and the Loans,  Notes and Unpaid Drawings
(in each case together with interest  thereon),  Fees and all other  Obligations
(other than  indemnities  described in Section  13.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

            8.01  INFORMATION  COVENANTS.  The  Borrower  will  furnish  to each
Lender:

            (a)  MONTHLY  REPORTS.  Within 30 days after the end of each  fiscal month (or, in the case of the last fiscal month of any fiscal quarter, within 45 days after the end of such fiscal  month) of the Borrower  (commencing  with its fiscal month ended on July 31, 2003), the consolidated and consolidating balance sheet of the  Borrower and its  Subsidiaries  as at the end of such fiscal month and the related consolidated and consolidating statements of income and retained earnings  and  statement of cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable  budgeted  figures for such fiscal month as set forth in the respective  budget delivered  pursuant to Section  8.01(e),  all of which shall fairly present in all material respects in accordance with generally accepted  accounting  principles the financial condition of the Borrower and its
Subsidiaries as of the dates  indicated and the results of their  operations for the periods  indicated,  subject to normal  year-end audit  adjustments  and the absence of footnotes.

            (b) QUARTERLY FINANCIAL  STATEMENTS.  Within 45 days after the close of each of the first three quarterly  accounting  periods in each fiscal year of the  Borrower,  (i) the  consolidated  and  consolidating  balance  sheet of the
Borrower and its Subsidiaries as at the end of such quarterly  accounting period and the related consolidated and consolidating statements of income and retained earnings and statement of cash flows for such  quarterly  accounting  period and for the  elapsed  portion  of the  fiscal  year  ended with the last day of such quarterly  accounting period, in each case setting forth comparative figures for the  corresponding  quarterly  accounting  period in the prior  fiscal  year and

                                      -44-

comparable budgeted figures for such quarterly accounting period as set forth in the respective budget delivered pursuant to Section 8.01(e),  all of which shall be certified  by the chief  financial  officer of the Borrower  that they fairly
present  in  all  material  respects  in  accordance  with  generally   accepted
accounting   principles  the  financial   condition  of  the  Borrower  and  its
Subsidiaries as of the dates  indicated and the results of their  operations for the periods  indicated,  subject to normal  year-end audit  adjustments  and the absence of  footnotes,  and (ii)  management's  discussion  and  analysis of the
important   operational  and  financial   developments   during  such  quarterly
accounting period.

            (c) ANNUAL FINANCIAL  STATEMENTS.  Within 90 days after the close of each fiscal year of the Borrower, (i) the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related  consolidated  and  consolidating  statements of income and retained earnings  and  statement  of cash  flows  for such  fiscal  year  setting  forth
(commencing  with the Borrower's  fiscal year ending June 30, 2004)  comparative figures  for  the  preceding  fiscal  year  and  certified  (x) in the  case  of consolidated  financial  statements,  by  Margolin  Winer & Evens  LLP or  other
independent   certified  public  accountants  of  recognized  national  standing reasonably  acceptable to the Administrative Agent, together with an unqualified opinion of such accounting firm which demonstrates that (I) in the course of its regular audit of the financial  statements of the Borrower and its Subsidiaries, which  audit was  conducted  in  accordance  with  generally  accepted  auditing standards, such accounting firm obtained no knowledge of any Default or an Event of Default relating to financial or accounting matters which has occurred and is continuing  or, if in the opinion of such  accounting  firm such a Default or an
Event of Default has  occurred and is  continuing,  a statement as to the nature thereof,  and (II) such  statements  fairly present in all material  respects in accordance with generally accepted accounting principles the financial condition of the Borrower and its Subsidiaries as of the date indicated and the results of their  operations and changes in their cash flows for the periods  indicated and
(y)  in the  case  of  the  consolidating  financial  statements,  by the  chief financial  officer or treasurer of the Borrower that they fairly  present in all material respects in accordance with generally  accepted  accounting  principles the financial condition of the respective  Subsidiaries or group of Subsidiaries covered  thereby as of the dates  indicated and the results of their  operations and changes in their cash flows for the periods indicated, and (ii) management's discussion and analysis of the important operational and financial  developments during such fiscal year.

            (d) MANAGEMENT LETTERS.  Promptly after the Borrower's or any of its
Subsidiaries'  receipt thereof,  a copy of all significant  reports submitted to the Borrower or any of its  Subsidiaries  by independent  public  accountants in connection  with  each  annual,  interim  or  special  audit  of  the  financial statements of the Borrower made by such  accountants,  including any "management letter" received from its certified public accountants and management's response thereto.

            (e) BUDGETS.  No later than 45 days  following the first day of each fiscal year of the Borrower,  a budget in form  reasonably  satisfactory  to the
Administrative Agent (including budgeted statements of income,  sources and uses of  cash  and  balance  sheets  for  the  Borrower  and  its  Subsidiaries  on a consolidated  basis)  (i) for each of the  twelve  months  of such  fiscal  year prepared  in detail and (ii) for the two  immediately  succeeding  fiscal  years

                                      -45-

prepared  in  summary  form,  in  each  case  setting  forth,  with  appropriate discussion, the principal assumptions upon which such budget is based.

            (f)  OFFICER'S  CERTIFICATES.  At the  time of the  delivery  of the financial  statements  provided  for in Sections  8.01(b) and (c), a  compliance certificate  from the chief  financial  officer of the  Borrower  in the form of
Exhibit K certifying on behalf of the Borrower that, to such officer's knowledge after due inquiry, no Default or Event of Default has occurred and is continuing or,  if any  Default  or  Event  of  Default  has  occurred  and is  continuing, specifying the nature and extent thereof,  which certificate shall (i) set forth in reasonable detail the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 4.02(c),
4.02(e), 4.02(g), 9.01(x), 9.01(xii),  9.02(iii),  9.04(iii), 9.04(iv), 9.04(v),
9.05(ii) and 9.07 through 9.13  inclusive,  at the end of such fiscal quarter or year, as the case may be, (ii) set forth the  Consolidated  Total Leverage Ratio as at the last day of the fiscal  quarter or fiscal year, as the case may be, of the  Borrower  to which such  financial  statements  relate,  together  with the calculations  (in reasonable  detail)  required to establish  such  Consolidated
Total Leverage Ratio, (iii) if delivered with the financial  statements required by  Section  8.01(c),  set forth in  reasonable  detail  the  amount of (and the calculations  required  to  establish  the amount  of) Excess  Cash Flow for the respective  Excess Cash Flow  Payment  Period,  and (iv) certify that there have been no changes to Annexes A through D, Annex F and Annexes H through K, in each case of the Security  Agreement and Annexes A through G of the Pledge Agreement, in each case since the Initial  Borrowing  Date or, if later,  since the date of the most recent certificate  delivered  pursuant to this Section 8.01(f),  or if there have been any such changes,  a list in  reasonable  detail of such changes
(but,  in each case with  respect to this clause  (iv),  only to the extent that such changes are required to be reported to the Collateral Agent pursuant to the terms of such Security  Documents) and whether the Borrower and the other Credit
Parties have otherwise  taken all actions  required to be taken by them pursuant to such Security Documents in connections with any such changes.

            (g) NOTICE OF  DEFAULT,  LITIGATION  AND  MATERIAL  ADVERSE  EFFECT.
Promptly,  and in any event within three  Business Days after any officer of the
Borrower or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, (ii)
any litigation or governmental  investigation or proceeding  pending against the
Borrower or any of its  Subsidiaries  (x) which,  either  individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (y)
with respect to any Document,  or (iii) any other event,  change or circumstance that has had,  or could  reasonably  be  expected  to have,  a Material  Adverse
Effect.

            (h) OTHER REPORTS AND FILINGS. Promptly after the filing or delivery thereof,  copies of all financial  information,  proxy materials and reports, if any, which the Borrower or any of its Subsidiaries  shall publicly file with the
Securities  and  Exchange  Commission  or any  successor  thereto (the "SEC") or deliver to holders (or any trustee,  agent or other representative  therefor) of its material Indebtedness  (including the Senior Subordinated Notes) pursuant to the terms of the documentation governing such Indebtedness.

            (i)  ENVIRONMENTAL  MATTERS.  Promptly  after  any  officer  of  the
Borrower or any of its Subsidiaries obtains knowledge thereof,  notice of one or
more  of  the   following   environmental   matters  to  the  extent  that  such
environmental  matters,  either  individually  or when aggregated with all other

                                      -46-

such  environmental  matters,  could  reasonably  be expected to have a Material
Adverse Effect:

            (i) any  pending  or  threatened  Environmental  Claim  against  the
      Borrower or any of its Subsidiaries or any Real Property owned,  leased or operated by the Borrower or any of its Subsidiaries;

            (ii)  any  condition  or  occurrence  on or  arising  from  any Real
      Property  owned,  leased  or  operated  by  the  Borrower  or  any  of its
      Subsidiaries  that (a) results in  noncompliance by the Borrower or any of its  Subsidiaries  with  any  applicable  Environmental  Law or (b)  could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

            (iii) any condition or occurrence on any Real Property owned, leased or  operated  by  the  Borrower  or any of  its  Subsidiaries  that  could reasonably  be expected  to cause such Real  Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by the Borrower or any of its  Subsidiaries  of such Real Property  under any
      Environmental Law; and

            (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous  Material on any Real Property owned,  leased or operated by the Borrower or any of its  Subsidiaries  as
      required  by  any   Environmental   Law  or  any   governmental  or  other
      administrative  agency;  provided  that in any  event the  Borrower  shall deliver to each Lender all notices  received by the Borrower or any of its
      Subsidiaries from any government or governmental agency under, or pursuant to,  CERCLA  which  identify the  Borrower or any of its  Subsidiaries  as potentially  responsible  parties for remediation costs or which otherwise notify the  Borrower or any of its  Subsidiaries  of  potential  liability under CERCLA.

All such notices shall  describe in  reasonable  detail the nature of the claim, investigation,  condition,  occurrence  or  removal or  remedial  action and the
Borrower's or such Subsidiary's response thereto.

            (j)   NOTICES   TO   HOLDERS   OF   SENIOR    SUBORDINATED    NOTES.
Contemporaneously  with the sending or filing thereof, the Borrower will provide to the Administrative Agent for distribution to each of the Lenders, any notices provided to, or received from,  holders of Senior  Subordinated  Notes under the
Senior Subordinated Note Purchase Agreement.

            (k) OTHER INFORMATION.  From time to time, such other information or documents  (financial or  otherwise)  with respect to the Borrower or any of its
Subsidiaries   as  the   Administrative   Agent  or  any  Lender   (through  the
Administrative Agent) may reasonably request.

            8.02  BOOKS,  RECORDS  AND  INSPECTIONS;  ANNUAL  MEETINGS.  (a) The
Borrower will, and will cause each of its  Subsidiaries to, keep proper books of record and accounts in which full,  true and correct  entries in conformity with generally  accepted  accounting  principles and all requirements of law shall be made  of  all  dealings  and  transactions  in  relation  to  its  business  and activities.  The  Borrower  will,  and will cause each of its  Subsidiaries  to,

                                      -47-

permit officers and designated  representatives of the  Administrative  Agent or any Lender to visit and inspect,  under  guidance of officers of the Borrower or such Subsidiary,  any of the properties of the Borrower or such Subsidiary,  and to examine the books of account of the Borrower or such  Subsidiary  and discuss the affairs,  finances and accounts of the Borrower or such Subsidiary with, and be  advised  as  to  the  same  by,  its  and  their  officers  and  independent accountants,  all upon reasonable  prior notice and at such reasonable times and intervals and to such reasonable extent as the Administrative  Agent or any such
Lender may reasonably request.

            (b) At a date to be mutually agreed upon between the  Administrative
Agent and the Borrower occurring on or prior to the 120th day after the close of each fiscal  year of the  Borrower,  the  Borrower  will,  at the request of the
Administrative  Agent or the  Required  Lenders,  hold a meeting with all of the
Lenders at which meeting will be reviewed the financial  results of the Borrower and its Subsidiaries for the previous fiscal year and the budgets  presented for the current fiscal year of the Borrower.

            8.03 MAINTENANCE OF PROPERTY;  INSURANCE. (a) The Borrower will, and will cause each of its Subsidiaries  to, (i) keep all property  necessary to the business  of the  Borrower  and its  Subsidiaries  in  good  working  order  and condition, ordinary wear and tear excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all such property and against all such  risks as is  consistent  and in  accordance  with  industry  practice  for companies  similarly  situated owning similar  properties and engaged in similar businesses  as the  Borrower  and its  Subsidiaries,  and (iii)  furnish  to the
Administrative  Agent,  upon its request  therefor,  full  information as to the insurance carried. In addition to the requirements of the immediately  preceding sentence,  the Borrower will at all times cause insurance of the types described in  Schedule  VI to be  maintained  (with  the same  scope of  coverage  as that described in Schedule VI) at levels which are  consistent  with their  practices immediately  before the Initial  Borrowing  Date.  Such insurance  shall include physical damage insurance on all real and personal  property  (whether now owned or hereafter  acquired)  (including with respect to disaster recovery) on an all risk basis. The provisions of this Section 8.03 shall be deemed supplemental to, but not  duplicative  of, the provisions of any Security  Documents that require the  maintenance  of  insurance.  In addition  to the  foregoing,  the  Borrower acknowledges and agrees that (x) the  Administrative  Agent has the right, on an annual basis, to review the insurance then being  maintained by the Borrower and its  Subsidiaries  and to require the Borrower and its  Subsidiaries to increase their  levels of  coverage  from that which then  exists to the extent  that the
Administrative  Agent has a  reasonable  basis to require  same and (y) it will, within 30 days following such a request by the Administrative Agent, obtain such increased insurance coverage.

            (b) The Borrower will, and will cause each of its  Subsidiaries  to, at all times keep its property insured in favor of the Collateral Agent, and all policies or  certificates  (or  certified  copies  thereof) with respect to such insurance  (and any other  insurance  maintained  by the  Borrower  and/or  such
Subsidiaries) (i) shall be endorsed to the Collateral  Agent's  satisfaction for the benefit of the Collateral Agent (including,  without  limitation,  by naming the Collateral Agent as loss payee and/or additional insured),  (ii) shall state that such  insurance  policies  shall not be canceled  without at least 30 days'
prior written notice thereof by the respective  insurer to the Collateral Agent,
(iii) shall provide that the respective  insurers  irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the other Secured
Creditors, and (iv) shall be deposited with the Collateral Agent.

                                      -48-

            (c)  If the  Borrower  or any of  its  Subsidiaries  shall  fail  to maintain  insurance in accordance  with this Section 8.03, or if the Borrower or any of its  Subsidiaries  shall fail to so endorse and  deposit all  policies or certificates with respect thereto, the Administrative Agent shall have the right
(but shall be under no  obligation)  to procure such  insurance and the Borrower agrees  to  reimburse  the  Administrative  Agent for all  reasonable  costs and expenses of procuring such insurance.

            8.04 EXISTENCE;  FRANCHISES.  The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full  force  and  effect  its  existence  and its  material  rights, franchises,  licenses,  permits,  copyrights,  trademarks and patents (and other
Intellectual  Property);  provided,  however,  that nothing in this Section 8.04 shall prevent (i) sales of assets and other  transactions by the Borrower or any of its Subsidiaries in accordance with Section 9.02, (ii) the abandonment by the
Borrower or any of its Subsidiaries of any copyrights, trademarks or patents (or other  Intellectual  Property) which the Borrower  reasonably  determines are no longer material to the operations of the Borrower and its Subsidiaries  taken as a whole or (iii) the  withdrawal by the Borrower or any of its  Subsidiaries  of its  qualification as a foreign  corporation,  partnership or limited  liability company,  as the case may be, in any  jurisdiction if such withdrawal could not, either  individually  or in the  aggregate,  reasonably  be  expected  to have a
Material Adverse Effect.

            8.05  COMPLIANCE  WITH  STATUTES,  ETC. The Borrower  will, and will cause  each  of its  Subsidiaries  to,  comply  with  all  applicable  statutes, regulations  and orders  of, and all  applicable  restrictions  imposed  by, all governmental  bodies,  domestic  or  foreign,  in respect of the  conduct of its business  and the  ownership  of its property  (including  applicable  statutes, regulations,  orders and restrictions  relating to  environmental  standards and controls),  except such  noncompliances as could not, either  individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            8.06  COMPLIANCE  WITH  ENVIRONMENTAL  LAWS.  (a) The Borrower  will
comply,   and  will  cause  each  of  its  Subsidiaries  to  comply,   with  all
Environmental  Laws and permits  applicable  to, or required by, the  ownership, lease or use of Real Property now or hereafter owned,  leased or operated by the
Borrower or any of its  Subsidiaries,  except such  noncompliances as could not, either  individually  or in the  aggregate,  reasonably  be  expected  to have a
Material Adverse Effect, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance,  and will keep or cause to be kept all such Real Property  free and clear of any Liens imposed  pursuant to such  Environmental  Laws. Neither the Borrower nor any of its Subsidiaries will generate,  use, treat,  store,  Release or dispose of, or permit the generation, use, treatment,  storage, Release or disposal of Hazardous Materials on any Real
Property  now or hereafter  owned,  leased or operated by the Borrower or any of its  Subsidiaries,  or  transport  or permit  the  transportation  of  Hazardous
Materials  to or from any such Real  Property,  except for  Hazardous  Materials generated,  used,  treated,  stored,  Released  or  disposed of at any such Real
Properties  in  compliance  in  all  material   respects  with  all   applicable
Environmental Laws and as required in connection with the normal operation,  use and  maintenance  of the  business or  operations  of the Borrower or any of its
Subsidiaries.

            (b) (i) After the receipt by the Administrative  Agent or any Lender of any notice of the type  described in Section  8.01(i),  (ii) at any time that the  Borrower or any of its  Subsidiaries  are not in  compliance  with  Section

                                      -49-

8.06(a) or (iii) in the event that the Administrative  Agent or the Lenders have exercised any of the remedies  pursuant to the last paragraph of Section 10, the
Borrower will (in each case) provide, at the sole expense of the Borrower and at the request of the Administrative Agent, an environmental site assessment report concerning any Real Property owned, leased or operated by the Borrower or any of its  Subsidiaries,  prepared  by an  environmental  consulting  firm  reasonably approved by the  Administrative  Agent,  indicating  the  presence or absence of
Hazardous  Materials and the potential cost of any removal or remedial action in connection with such Hazardous Materials on such Real Property.  If the Borrower fails to  provide  the same  within 30 days  after such  request  was made,  the
Administrative Agent may order the same, the cost of which shall be borne by the
Borrower,  and the Borrower shall grant and hereby grants to the  Administrative
Agent and the Lenders and their  respective  agents access to such Real Property and specifically grant the  Administrative  Agent and the Lenders an irrevocable non-exclusive  license,  subject to the rights of tenants,  to undertake such an assessment at any reasonable time upon reasonable notice to the Borrower, all at the sole expense of the Borrower.

            8.07 ERISA.  (a) As soon as possible  and, in any event,  within ten
(10) days  after the  Borrower,  any  Subsidiary  of the  Borrower  or any ERISA
Affiliate knows or has reason to know of the occurrence of any of the following, the  Borrower  will  deliver to each of the Lenders a  certificate  of the chief financial  officer of the  Borrower  setting  forth the full  details as to such occurrence and the action,  if any, that the Borrower,  such  Subsidiary or such
ERISA  Affiliate  is required or  proposes  to take,  together  with any notices required or proposed to be given or filed by the Borrower, such Subsidiary,  the
Plan  administrator  or such  ERISA  Affiliate  to or with the PBGC or any other governmental  agency,  or a Plan  participant  and any  notices  received by the
Borrower,  such  Subsidiary or such ERISA  Affiliate  from the PBGC or any other government agency, or a Plan participant with respect thereto: that a Reportable
Event has  occurred  (except  to the extent  that the  Borrower  has  previously delivered  to the Lenders a  certificate  and notices (if any)  concerning  such event  pursuant  to the next clause  hereof);  that a  contributing  sponsor (as defined in Section  4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the  advance  reporting  requirement  of PBGC  Regulation  Section
4043.61 (without regard to subparagraph (b)(1) thereof),  and an event described in subsection  .62, .63,  .64, .65, .66, .67 or .68 of PBGC  Regulation  Section
4043 is  reasonably  expected  to occur  with  respect  to such Plan  within the following 30 days; that an accumulated funding deficiency, within the meaning of
Section  412 of the  Code or  Section  302 of  ERISA,  has been  incurred  or an application  may be or has been made for a waiver or modification of the minimum funding standard (including any required  installment  payments) or an extension of any  amortization  period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution  required to be made with respect to a Plan or Foreign  Pension Plan has not been timely made; that a Plan has been or may be terminated,  reorganized,  partitioned or declared  insolvent under Title IV of ERISA;  that a Plan has an Unfunded  Current  Liability;  that proceedings  may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA;  that a proceeding  has been  instituted  pursuant  to  Section  515 of ERISA to  collect  a  delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any
ERISA  Affiliate  will or may  incur  any  liability  (including  any  indirect, contingent,  or secondary  liability) to or on account of the  termination of or withdrawal from a Plan under Section 4062,  4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29),  4971, 4975 or 4980

                                      -50-

of the Code or Section 409, 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the
Code) under Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may incur any material  liability  pursuant to any employee welfare benefit  plan (as defined in Section  3(1) of ERISA) that  provides  benefits to retired  employees or other former  employees (other than as required by Section
601 of ERISA) or any Plan or any Foreign Pension Plan. The Borrower will deliver to each of the Lenders  copies of any records,  documents  or other  information that must be furnished to the PBGC with respect to any Plan  pursuant to Section
4010 of ERISA.  The Borrower will also deliver to such Lender a complete copy of the annual report (on Internal  Revenue  Service Form  5500-series) of each Plan
(including,  to  the  extent  required,  the  related  financial  and  actuarial
statements  and  opinions  and  other  supporting  statements,   certifications,
schedules  and  information)  required  to be filed  with the  Internal  Revenue
Service.  In addition to any  certificates  or notices  delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other governmental  authority and any material notices  received by the Borrower,  any
Subsidiary  of the Borrower or any ERISA  Affiliate  with respect to any Plan or
Foreign  Pension Plan,  shall be delivered to the Lenders no later than ten (10)
days after the date such annual report has been filed with the Internal  Revenue
Service;  such records,  documents and/or  information has been furnished to the
PBGC or any other  governmental  agency or such notice has been  received by the
Borrower, the respective Subsidiary or the ERISA Affiliate, as applicable.

            (b) If, at any time after the Initial  Borrowing Date, the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate maintains,  or contributes to (or incurs an  obligation  to  contribute  to), a pension  plan as defined in
Section  3(2) of ERISA which is not set forth in Schedule  IV, as may be updated from time to time,  then the  Borrower  shall  deliver to the Lenders an updated
Schedule  IV as soon as possible  and, in any event,  within ten (10) days after the Borrower,  such Subsidiary or such ERISA Affiliate maintains, or contributes to (or incurs an obligation to  contribute  to) such pension plan.  Such updated
Schedule IV shall supersede and replace the existing Schedule IV.

            (c) The  Borrower  will  ensure,  and cause  each of its  applicable
Subsidiaries  to ensure,  that all Foreign  Pension Plans  administered by it or into  which it makes  payments  obtains or retains  (as  applicable)  registered status under and as required by applicable law and is  administered  in a timely manner in all respects in compliance  with all applicable  laws except where the failure to do any of the  foregoing  could not,  either  individually  or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            8.08 END OF FISCAL YEARS;  FISCAL QUARTERS.  The Borrower will cause
(i) each of its, and each of its  Subsidiaries',  fiscal years to end on June 30 of each  year  and  (ii)  each of its,  and  each of its  Subsidiaries',  fiscal quarters to end on September 30, December 31, March 31 and June 30 of each year.

            8.09  PERFORMANCE OF OBLIGATIONS.  The Borrower will, and will cause each of its Subsidiaries  to, perform all of its obligations  under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other  agreement,  contract or instrument by which it is bound,  except such  non-performances  as could not,  either  individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                                      -51-

            8.10 PAYMENT OF TAXES. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge,  all taxes, assessments and governmental  charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, prior to the date on which penalties attach thereto,  and all lawful claims which, if unpaid,  might become a Lien or charge upon any  properties  of the Borrower or any of its  Subsidiaries  not otherwise permitted under Section  9.01(i);  provided that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper  proceedings if it has  maintained  adequate  reserves  with  respect  thereto in  accordance  with generally accepted accounting principles.

            8.11 USE OF  PROCEEDS.  The  Borrower  will use the  proceeds of the
Loans only as provided in Section 7.08.

            8.12 ADDITIONAL SECURITY; FURTHER ASSURANCES;  ETC. (a) The Borrower
will, and will cause each of the other Credit Parties that are  Subsidiaries  of the Borrower to,  grant to the  Collateral  Agent for the benefit of the Secured
Creditors  security interests and Mortgages in such assets and properties of the
Borrower and such other Credit Parties that are  Subsidiaries of the Borrower as are not covered by the  original  Security  Documents  and as may be  reasonably requested from time to time by the Administrative  Agent or the Required Lenders
(collectively, the "ADDITIONAL SECURITY DOCUMENTS"). All such security interests and Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable  perfected security interests and Mortgages superior to and prior to the  rights of all third  Persons  and  subject  to no other  Liens  except  for
Permitted  Liens.  The  Additional  Security  Documents or  instruments  related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish,  perfect, preserve and protect the Liens in favor of the Collateral  Agent required to be granted pursuant to the Additional
Security  Documents and all taxes,  fees and other charges payable in connection therewith shall have been paid in full.

            (b) The  Borrower  will,  and will  cause  each of the other  Credit
Parties  that  are  Subsidiaries  of the  Borrower  to,  at the  expense  of the
Borrower,  make,  execute,  endorse,  acknowledge,  file  and/or  deliver to the
Collateral  Agent  from  time  to  time  such  vouchers,  invoices,   schedules,
confirmatory   assignments,    conveyances,   financing   statements,   transfer
endorsements,  powers of attorney, certificates, real property surveys, reports, landlord waivers, bailee agreements,  control agreements and other assurances or instruments  and take such further steps relating to the  Collateral  covered by any of the Security  Documents as the Collateral  Agent may reasonably  require.
Furthermore, the Borrower will, and will cause the other Credit Parties that are
Subsidiaries  of the Borrower to, deliver to the Collateral  Agent such opinions of counsel,  title  insurance and other  related  documents as may be reasonably requested by the  Administrative  Agent to assure  itself that this Section 8.12 has been complied with.

            (c) If the Administrative  Agent or any Lender reasonably  determine that they are  required  by law or  regulation  to have  appraisals  prepared in respect of any Real Property of the Borrower and its  Subsidiaries  constituting
Collateral, the Borrower will, at its own expense, provide to the Administrative
Agent  appraisals  which satisfy the applicable  requirements of the Real Estate

                                      -52-

Appraisal Reform Amendments of the Financial  Institution  Reform,  Recovery and
Enforcement  Act of 1989, as amended,  and which shall  otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

            (d) The  Borrower  agrees that each  action  required by clauses (a)
through (c) of this Section 8.12 shall be completed as soon as possible,  but in no event  later than 60 days after such action is  requested  to be taken by the
Administrative Agent, the Required Lender or a given Lender, as the case may be;
provided  that,  in no event will the  Borrower  or any of its  Subsidiaries  be required  to take any  action,  other  than  using its best  efforts,  to obtain consents  from third  parties with respect to its  compliance  with this Section
8.12.

            8.13  OWNERSHIP OF  SUBSIDIARIES;  ETC. The Borrower  will, and will cause  each of its  Subsidiaries  to,  own 100% of the  capital  stock and other equity interests of each of their Subsidiaries (other than directors' qualifying shares to the extent required by applicable law).

            8.14 INTEREST RATE  PROTECTION.  No later than 90 days following the
Initial  Borrowing Date, the Borrower will enter into (and thereafter  maintain)
Interest Rate Protection  Agreements  mutually agreeable to the Borrower and the
Administrative Agent, with a term of at least three years,  establishing a fixed or maximum interest rate acceptable to the Administrative Agent for an aggregate notional amount equal to at least 50% of the aggregate  principal  amount of the
Term Loans  outstanding  at the time the  Borrower  enters  into the  respective
Interest Rate Protection Agreement.

            8.15 MONTHLY REPORTING REQUIREMENT. Within thirty (30) Business Days after the end of each month,  the Borrower  will  deliver to the  Administrative
Agent for  distribution  to the Lenders a monthly  report,  in the same form and content as had been delivered under the Existing Credit Agreement, demonstrating performance  levels for such month and the  trailing  twelve-month  period ended with such month, including, but not limited to, balance sheet, income statement, cash flow statement, actual-to-budget variance and analysis, customer activities
(activation and attrition  rates),  customer  action/ticket  analysis,  and cost savings  achievement  schedule  (with  respect to such cost savings  achievement schedule  only,  through  December 31,  2003);  provided that if at any time the officer's  certificate  then last delivered (or required to be delivered) by the
Borrower pursuant to Section 8.01(f) demonstrates compliance with a Consolidated
Total  Leverage  Ratio of less than  2.00:1.00  as at the last day of the fiscal quarter  or fiscal  year,  as the case may be,  for which  such  certificate  is provided,  the  Borrower  shall not be  required to comply at such time with the requirements of this Section 8.15.

            8.16 PERMITTED  ACQUISITIONS.  (a) Subject to the provisions of this
Section  8.16 and the  requirements  contained  in the  definition  of Permitted
Acquisition,  the  Borrower and each  Wholly-Owned  Domestic  Subsidiary  of the
Borrower which is a Subsidiary  Guarantor may from time to time after  September
30, 2003 effect Permitted  Acquisitions,  so long as (in each case except to the extent the Required Lenders otherwise  specifically agree in writing in the case of a specific Permitted  Acquisition):  (i) no Default or Event of Default shall have occurred and be continuing at the time of the  consummation of the proposed
Permitted  Acquisition  or  immediately  after giving effect  thereto;  (ii) the
Borrower shall have given to the  Administrative  Agent and the Lenders at least
10 Business  Days' prior written  notice of any Permitted  Acquisition  (or such shorter  period of time as may be reasonably  acceptable  to the  Administrative
Agent), which notice shall describe in reasonable detail the principal terms and

                                      -53-

conditions of such Permitted  Acquisition;  (iii)  calculations  are made by the
Borrower  with respect to the  financial  covenants  contained in Sections  9.08 through 9.12, inclusive, and 9.13 (if applicable) for the respective Calculation
Period on a Pro Forma Basis as if the respective Permitted  Acquisition (as well as all other Permitted Acquisitions  theretofore consummated after the first day of such  Calculation  Period) had occurred on the first day of such  Calculation
Period,  and such  calculations  shall show that such financial  covenants would have been complied with if the Permitted  Acquisition  had occurred on the first day of such Calculation Period; (iv) based on good faith projections prepared by the Borrower for the period from the date of the  consummation of the respective
Permitted  Acquisition  to the date which is one year  thereafter,  the level of financial  performance measured by the financial covenants set forth in Sections
9.08 through 9.12,  inclusive,  and 9.13 (if applicable) shall be better than or equal to such level as would be required to provide  that no Default or Event of
Default  would exist under the  financial  covenants  contained in such Sections
9.08 through 9.12,  inclusive,  and 9.13 (if applicable) as compliance with such financial  covenants  would be required  through the date which is one year from the date of the consummation of the respective  Permitted  Acquisition;  (v) all representations  and  warranties  contained  herein  and  in  the  other  Credit
Documents  shall be true and  correct  in all  material  respects  with the same effect as though such  representations and warranties had been made on and as of the date of such  Permitted  Acquisition  (both before and after  giving  effect thereto), unless stated to relate to a specific earlier date, in which case such representations  and  warranties  shall  be true  and  correct  in all  material respects as of such earlier date; (vi) the aggregate  consideration  (including, without  limitation,  (I) the  aggregate  principal  amount of any  Indebtedness assumed,  refinanced,  incurred or issued in  connection  therewith and (II) the aggregate  amount paid and  reasonably  expected to be paid (based on good faith projections prepared by the Borrower) pursuant to any non-compete, consulting or purchase price adjustments) payable for the proposed Permitted Acquisition, when added to the  aggregate  consideration  paid or payable for all other  Permitted
Acquisitions  theretofore  consummated  during such fiscal year, does not exceed the  Permitted  Acquisition  Basket  Amount  for such  fiscal  year;  (vii)  the aggregate  amount of deferred  compensation  or other  deferred  purchase  price
(including any earn-outs)  paid in any fiscal year of the Borrower in respect of all Permitted  Acquisitions  (whether or not such  Permitted  Acquisitions  were consummated  during such  fiscal  year)  shall not exceed  $1,000,000  (it being understood and agreed,  however,  that any such deferred  compensation  or other deferred  purchase  price  (including  any  earn-outs)  shall be structured as a multiple of the excess of the cash flow of the Acquired  Entity or Business that is the subject of the  respective  Permitted  Acquisition  for the most recently ended 12-month  period above the cash flow for such Acquired  Entity or Business for such  12-month  period  selected to determine  the  purchase  price for such
Permitted  Acquisition);  and (viii) the  Borrower  shall have  delivered to the
Administrative  Agent  and  each  Lender a  certificate  executed  by its  chief
financial  officer,   certifying  to  the  best  of  such  officer's  knowledge, compliance  with the  requirements  of  preceding  clauses  (i)  through  (vii), inclusive,  and containing the calculations  (in reasonable  detail) required by preceding clauses (iii), (iv), (vi) and (vii).

            (b) At the time of each Permitted Acquisition involving the creation or  acquisition  of a Subsidiary,  or the  acquisition of capital stock or other equity  interest of any  Person,  the capital  stock or other  equity  interests thereof created or acquired in connection with such Permitted  Acquisition shall be pledged  for the  benefit of the  Secured  Creditors  pursuant to (and to the extent required by) the Pledge Agreement.

                                      -54-

            (c) The  Borrower  will  cause  each  Subsidiary  which is formed to effect, or is acquired pursuant to, a Permitted  Acquisition to comply with, and to execute and deliver all of the  documentation  as and to the extent  required by, Sections 8.12 and 9.18, to the reasonable satisfaction of the Administrative
Agent. (d) The consummation of each Permitted  Acquisition shall be deemed to be a representation and warranty by the Borrower that the  certifications  pursuant to this Section 8.16 are true and correct and that all  conditions  thereto have been  satisfied and that same is permitted in accordance  with the terms of this
Agreement,   which   representation  and  warranty  shall  be  deemed  to  be  a representation  and  warranty  for all purposes  hereunder,  including,  without limitation, Sections 7 and 10.

            8.17 SENIOR  SUBORDINATED  NOTES.  The  Borrower  shall pay interest owing on any  outstanding  Senior  Subordinated  Notes  through the  issuance of additional  Senior  Subordinated  Notes  (and/or the  capitalization  of accrued interest on theretofore  outstanding  Senior  Subordinated  Notes as principal), rather than in cash, to the maximum extent permitted by the Senior  Subordinated
Note Documents.

            SECTION 9. NEGATIVE  COVENANTS.  The Borrower  hereby  covenants and agrees that on and after the Effective  Date and until the Total  Commitment and all Letters of Credit have  terminated and the Loans,  Notes and Unpaid Drawings
(in each case,  together with interest thereon),  Fees and all other Obligations
(other than any  indemnities  described in Section  13.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

            9.01 LIENS.  The  Borrower  will not, and will not permit any of its
Subsidiaries to, create,  incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal,  tangible or intangible) of the  Borrower  or  any of its  Subsidiaries,  whether  now  owned  or  hereafter acquired,  or sell any such property or assets  subject to an  understanding  or agreement,  contingent  or  otherwise,  to  repurchase  such  property or assets
(including sales of accounts  receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing  statement under the UCC or any other similar notice of Lien under any similar  recording or notice  statute;  provided that the provisions of this
Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following  (Liens  described  below are herein  referred to as "Permitted
Liens"):

            (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

            (ii) Liens in respect of property  or assets of the  Borrower or any of its  Subsidiaries  imposed by law,  which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate  materially  detract from the value of the Borrower's or such  Subsidiary's  property  or assets or  materially  impair  the use thereof  in  the  operation  of  the  business  of the  Borrower  or  such
      Subsidiary or (y) which are being  contested in good faith by  appropriate

                                      -55-

      proceedings,   which   proceedings  have  the  effect  of  preventing  the
      forfeiture or sale of the property or assets subject to any such Lien;

            (iii) Liens in  existence  on the Initial  Borrowing  Date which are listed, and the property subject thereto  described,  in Schedule VII, but only to the  respective  date,  if any, set forth in such Schedule VII for the removal, replacement and termination of any such Liens, plus renewals, replacements  and extensions of such Liens to the extent set forth on such
      Schedule  VII,  provided that (x) the  aggregate  principal  amount of the
      Indebtedness,  if any,  secured by such Liens does not increase  from that amount  outstanding  at the  time  of any  such  renewal,  replacement  or extension  and (y) any such  renewal,  replacement  or extension  does not encumber any additional assets or properties of the Borrower or any of its
      Subsidiaries;

            (iv) Liens created pursuant to the Security Documents;

            (v)  licenses,  sublicenses,  leases or  subleases  granted to other
      Persons not materially interfering with the conduct of the business of the
      Borrower or any of its Subsidiaries;

            (vi) Liens upon assets of the  Borrower  or any of its  Subsidiaries subject to Capitalized  Lease  Obligations to the extent such  Capitalized
      Lease  Obligations are permitted by Section  9.04(iii),  provided that (x)
      such Liens only serve to secure the payment of Indebtedness  arising under such  Capitalized  Lease Obligation and (y) the Lien encumbering the asset giving rise to the  Capitalized  Lease  Obligation  does not  encumber any other asset of the Borrower or any Subsidiary of the Borrower;

            (vii) Liens placed upon  equipment or machinery  acquired  after the
      Initial  Borrowing Date and used in the ordinary course of business of the
      Borrower  or  any of its  Subsidiaries  and  placed  at  the  time  of the acquisition  thereof by the Borrower or such  Subsidiary or within 90 days thereafter to secure Indebtedness  incurred to pay all or a portion of the purchase price thereof or to secure  Indebtedness  incurred solely for the purpose of financing the acquisition of any such equipment or machinery or extensions,  renewals or replacements of any of the foregoing for the same or a lesser  amount,  provided that (x) the  Indebtedness  secured by such
      Liens is permitted by Section  9.04(iii)  and (y) in all events,  the Lien encumbering  the  equipment or machinery so acquired does not encumber any other asset of the Borrower or such Subsidiary;

            (viii)  easements,  rights-of-way,  restrictions,  encroachments and other similar charges or encumbrances,  and minor title  deficiencies,  in each case not securing  Indebtedness  and not materially  interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

            (ix)  Liens  arising  from  precautionary  UCC  financing  statement filings regarding  operating leases entered into in the ordinary course of business;

            (x) Liens  arising out of the  existence  of  judgments or awards in respect of which the  Borrower  or any of its  Subsidiaries  shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending

                                      -56-

      such appeal or proceedings, provided that the aggregate amount of all cash
      (including the stated amount of all letters of credit) and the fair market value of all other property subject to such Liens does not exceed $250,000 at any time outstanding;

            (xi) statutory and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

            (xii) Liens (other than Liens imposed  under ERISA)  incurred in the ordinary  course of  business  in  connection  with  workers  compensation claims,  unemployment  insurance  and social  security  benefits and Liens securing the  performance  of bids,  tenders,  leases and contracts in the
      ordinary  course  of  business,   statutory  obligations,   surety  bonds,
      performance  bonds and other  obligations of a like nature incurred in the ordinary course of business and consistent  with past practice  (exclusive of  obligations  in respect of the payment for borrowed  money),  provided that the  aggregate  amount of all cash and the fair  market  value of all other property  subject to all Liens  permitted by this clause (xii) shall not at any time exceed $250,000;

            (xiii) Permitted Encumbrances; and

            (xiv) Liens on property or assets  acquired  pursuant to a Permitted
      Acquisition,  or on property or assets of a Subsidiary  of the Borrower in existence at the time such Subsidiary is acquired  pursuant to a Permitted
      Acquisition,  provided that (x) any  Indebtedness  that is secured by such
      Liens is permitted to exist under Section 9.04(vi), and (y) such Liens are not incurred in connection  with, or in  contemplation or anticipation of, such  Permitted  Acquisition  and do not attach to any other  asset of the
      Borrower or any of its Subsidiaries.

In connection  with the granting of Liens of the type described in clauses (vi),
(vii) and (xiv) of this Section 9.01 by the Borrower of any of its Subsidiaries,
the  Administrative  Agent and the Collateral  Agent shall be authorized to take any actions deemed appropriate by it in connection therewith (including, without limitation,  by  executing  appropriate  lien  releases  or  lien  subordination agreements  in favor of the  holder or  holders of such  Liens,  in either  case solely with respect to the item or items of equipment or other assets subject to such Liens).

            9.02  CONSOLIDATION,  MERGER,  PURCHASE OR SALE OF ASSETS,  ETC. The
Borrower  will not,  and will not permit any of its  Subsidiaries  to,  wind up, liquidate or dissolve its affairs or enter into any partnership,  joint venture, or transaction of merger or consolidation,  or convey,  sell, lease or otherwise dispose  of all or any  part of its  property  or  assets,  or  enter  into  any sale-leaseback  transactions,  or  purchase  or  otherwise  acquire (in one or a series of related  transactions)  any part of the property or assets (other than purchases or other  acquisitions  of  inventory,  materials and equipment in the ordinary  course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

            (i) Capital  Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 9.07;

            (ii)  Investments  may be made to the  extent  permitted  by Section
      9.05;

                                      -57-

            (iii) the Borrower and its  Subsidiaries may sell assets (other than the capital stock or other equity interests of any Subsidiary), so long as
      (v) no Default or Event of Default then exists or would result  therefrom,
      (w) each such sale is in an  arm's-length  transaction and the Borrower or the  respective  Subsidiary  receives  at  least  fair  market  value  (as determined in good faith by the Borrower or such  Subsidiary,  as the case may be), (x) the consideration received by the Borrower or such Subsidiary consists  solely  of cash and is paid at the time of the  closing  of such sale,  (y) the Net Sale  Proceeds  therefrom  are  applied  as (and to the extent)  required by Section  4.02(e) and (z) the aggregate  amount of the proceeds received from all assets sold pursuant to this clause (iii) shall not exceed $500,000 in any fiscal year of the Borrower;

            (iv) each of the Borrower and its Subsidiaries may lease (as lessee)
      or license (as  licensee)  real or personal  property (so long as any such lease or license does not create a Capitalized  Lease Obligation except to the extent permitted by Section 9.04(iii));

            (v) each of the Borrower and its  Subsidiaries may sell or discount, in each case  without  recourse  and in the  ordinary  course of business, accounts  receivable arising in the ordinary course of business,  but only in connection with the compromise or collection thereof and not as part of any financing transaction;

            (vi) each of the Borrower and its  Subsidiaries  may grant licenses,
      sublicenses,   leases  or  subleases  to  other  Persons  not   materially
      interfering with the conduct of the business of the Borrower or any of its
      Subsidiaries,  in each case so long as no such grant otherwise affects the
      Collateral  Agent's  security  interest in the asset or  property  subject thereto;

            (vii) any  Subsidiary of the Borrower may merge with and into, or be dissolved or liquidated  into, the Borrower or any  Wholly-Owned  Domestic
      Subsidiary of the Borrower which is a Subsidiary Guarantor, so long as (i)
      in the case of any such merger,  dissolution or liquidation  involving the
      Borrower,  the Borrower is the surviving  corporation  of any such merger, dissolution  or  liquidation,  (ii) in all other cases,  the  Wholly-Owned
      Domestic  Subsidiary  which is a  Subsidiary  Guarantor  is the  surviving corporation of any such merger,  dissolution or liquidation,  (iii) in all cases,  the security  interests  granted to the  Collateral  Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such  Subsidiary  shall  remain in full  force  and  effect  and perfected (to at least the same extent as in effect  immediately  prior to such merger,  dissolution or liquidation)  and (iv) in all cases, the then continuing  or  surviving  corporation  shall  have  assumed  all  of  the obligations of such Subsidiary;

            (viii) Permitted Acquisitions may be made to the extent permitted by
      Section 8.16; and

            (ix) each of the  Borrower  and its  Subsidiaries  may make sales of inventory in the ordinary course of business.

To the extent the Required  Lenders  waive the  provisions  of this Section 9.02 with  respect  to the  sale  of any  Collateral,  or any  Collateral  is sold as permitted  by this  Section  9.02  (other than to the  Borrower or a  Subsidiary

                                      -58-

thereof),  such Collateral  shall be sold free and clear of the Liens created by the Security  Documents,  and the Administrative  Agent and the Collateral Agent
shall be authorized to take any actions  deemed  appropriate  in order to effect the foregoing.

            9.03  DIVIDENDS.  The Borrower  will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the
Borrower or any of its Subsidiaries, except that:

            (i) any  Subsidiary  of the Borrower  may pay cash  Dividends to the
      Borrower or to any Wholly-Owned Subsidiary of the Borrower; and

            (ii) the  Borrower  may pay  regularly  scheduled  Dividends  on its
      Existing  Preferred  Stock pursuant to the terms thereof solely or through an increase in the aggregate liquidation  preference thereof,  rather than in cash.

            9.04 INDEBTEDNESS. The Borrower will not, and will not permit any of its  Subsidiaries  to, contract,  create,  incur,  assume or suffer to exist any
Indebtedness, except:

            (i) Indebtedness  incurred  pursuant to this Agreement and the other
      Credit Documents;

            (ii)  Indebtedness  of the Borrower under  Interest Rate  Protection
      Agreements entered into with respect to other Indebtedness permitted under this  Section  9.04 so long as the  entering  into of such  Interest  Rate
      Protection  Agreements  are bona fide hedging  activities  and are not for speculative purposes;

            (iii) Indebtedness of the Borrower and its Subsidiaries evidenced by
      Capitalized Lease Obligations (to the extent permitted pursuant to Section
      9.07) and purchase  money  Indebtedness  described  in Section  9.01(vii), provided that in no event shall the sum of the aggregate  principal amount of all  Capitalized  Lease  Obligations  and purchase  money  Indebtedness permitted by this clause (iii) exceed $2,500,000 at any time outstanding.

            (iv)  subordinated  Indebtedness  of the  Credit  Parties  under the
      Senior Subordinated Notes and the other Senior Subordinated Note Documents in an  aggregate  principal  amount  not to  exceed  $30,000,000  (as  (x)
      increased  as  a  result  of  the  issuance  of  any   additional   Senior
      Subordinated  Notes to pay-in-kind any regularly accruing interest on then outstanding Senior  Subordinated Notes in accordance with the terms of the
      Senior Subordinated Note Documents (and/or the capitalization of regularly accruing  interest  on  then  outstanding  Senior  Subordinated  Notes  as principal in  accordance  with the terms of the Senior  Subordinated  Note
      Documents)  and (y) reduced by the amount of any  repayments  of principal thereof made after the Initial Borrowing Date);

            (v) Indebtedness of a Subsidiary of the Borrower  acquired  pursuant to a  Permitted  Acquisition  (or  Indebtedness  assumed  at the time of a
      Permitted  Acquisition of an asset securing such  Indebtedness),  provided that (x) such  Indebtedness  was not incurred in  connection  with,  or in anticipation or  contemplation  of, such Permitted  Acquisition,  (y) such
      Indebtedness  does  not  constitute  debt  for  borrowed  money,  it being

                                      -59-

      understood  and agreed that  Capitalized  Lease  Obligations  and purchase money  Indebtedness  shall  not  constitute  debt for  borrowed  money for purposes of this clause (y) and (z) the aggregate  principal amount of all
      Indebtedness  permitted  by this clause (vi) shall not exceed  $500,000 at any one time outstanding;

            (vi) intercompany Indebtedness among the Borrower and the Subsidiary
      Guarantors to the extent permitted by Section 9.05(vi); and

            (vii) Existing  Indebtedness  outstanding  on the Initial  Borrowing
      Date and listed on  Schedule  V without  giving  effect to any  subsequent extension,  renewal or refinancing  thereof except to the extent set forth on  Schedule  V,  provided  that the  aggregate  principal  amount  of the
      Indebtedness to be extended,  renewed or refinanced does not increase from that  amount  outstanding  at the time of any such  extension,  renewal or refinancing.

            9.05  ADVANCES,  INVESTMENTS  AND LOANS.  The Borrower will not, and will not permit any of its Subsidiaries  to, directly or indirectly,  lend money or credit or make  advances  to any  Person,  or  purchase or acquire any stock, obligations  or  securities  of, or any other  interest  in, or make any capital contribution  to, any other  Person,  or purchase  or own a futures  contract or otherwise  become  liable  for  the  purchase  or  sale  of  currency  or  other commodities  at a future date in the nature of a futures  contract,  or hold any
cash  or  Cash  Equivalents  (each  of  the  foregoing,   an  "Investment"  and,
collectively, "Investments"), except that the following shall be permitted:

            (i) the Borrower and its  Subsidiaries may acquire and hold accounts receivables  owing to any of them,  if created or acquired in the ordinary course of  business  and  payable  or  dischargeable  in  accordance  with customary trade terms of the Borrower or such Subsidiary;

            (ii) the Borrower and its Subsidiaries may acquire and hold cash and
      Cash Equivalents,  provided that (x) the aggregate amount of cash and Cash
      Equivalents  permitted  to be held by the  Borrower  at any time shall not exceed $2,000,000 (together with any investment income earned thereon) and
      (y)  during  any  time  that  Revolving   Loans  or  Swingline  Loans  are
      outstanding,  the aggregate amount of cash and Cash Equivalents  permitted to be  held  by  the  Borrower  and  its  Subsidiaries  shall  not  exceed
      $1,500,000 for any period of five consecutive Business Days;

            (iii) the Borrower  and its  Subsidiaries  may hold the  Investments held by them on the Initial Borrowing Date and described on Schedule VIII, provided that any additional  Investments  made with respect thereto shall be permitted only if permitted under the other  provisions of this Section
      9.05;

            (iv)  the  Borrower  and  its   Subsidiaries  may  acquire  and  own
      investments  (including debt obligations)  received in connection with the bankruptcy or  reorganization of suppliers and customers and in good faith
      settlement  of  delinquent   obligations  of,  and  other  disputes  with,
      customers and suppliers arising in the ordinary course of business;

            (v) the Borrower may enter into Interest Rate Protection  Agreements to the extent permitted by Section 9.04(ii);

                                      -60-

            (vi)  the  Borrower   and  the   Subsidiary   Guarantors   may  make
      intercompany   loans  and   advances   between   and  among  one   another
      (collectively, "Intercompany Loans"), provided that each such Intercompany
      Loan shall be evidenced by an Intercompany  Note which shall be pledged to the  Collateral  Agent  pursuant  to, and to the extent  required  by, the
      Pledge Agreement;  and (vi) Permitted  Acquisitions  shall be permitted in accordance with Section 8.16.

            9.06 TRANSACTIONS  WITH AFFILIATES.  The Borrower will not, and will not permit any of its  Subsidiaries  to, enter into any transaction or series of related  transactions  with  any  Affiliate  of  the  Borrower  or  any  of  its
Subsidiaries,  other than in the  ordinary  course of business  and on terms and conditions  substantially  as favorable to the  Borrower or such  Subsidiary  as would  reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable  arm's-length  transaction  with a Person other than an  Affiliate, except that customary fees may be paid to non-officer  directors of the Borrower and its Subsidiaries.

            9.07 CAPITAL  EXPENDITURES.  (a) The Borrower will not, and will not permit any of its  Subsidiaries to, make any Capital  Expenditures,  except that
(i) during the period  from the Initial  Borrowing  Date  through and  including
September  30,  2003,  the  Borrower  and  its  Subsidiaries  may  make  Capital
Expenditures,  so  long  as  (x)  the  aggregate  amount  of  all  such  Capital
Expenditures does not exceed $3,000,000 during such period and (y) the aggregate amount of all  Capital  Expenditures  made  during  the  fiscal  quarter  of the
Borrower ended  September 30, 2003 does not exceed  $4,400,000,  and (ii) during any fiscal  quarter of the  Borrower  set forth below  (taken as one  accounting period),  the Borrower and its  Subsidiaries may make Capital  Expenditures,  so long as the aggregate amount of all such Capital Expenditures does not exceed in any  fiscal  quarter  of the  Borrower  set forth  below  the  lesser of (i) the
Consolidated  EBITDA  of the  Borrower  for the  then  previous  fiscal  quarter multiplied by the applicable  percentage  for the applicable  fiscal quarter set forth in  Schedule IX hereto or (ii) the amount set forth  opposite  such fiscal quarter below:

            Fiscal Quarter Ending                          Amount
            ---------------------                          ------
            December 31, 2003                             $4,675,000
            March 31, 2004                                $4,950,000
            June 30, 2004                                 $5,150,000
            September 30, 2004                            $4,875,000
            December 31, 2004                             $4,875,000
            March 31, 2005                                $4,875,000
            June 30, 2005                                 $4,875,000
            September 30, 2005                            $5,000,000
            December 31, 2005                             $5,000,000
            March 31, 2006                                $5,000,000
            June 30, 2006                                 $5,000,000
            September 30, 2006                            $5,100,000
            December 31, 2006                             $5,100,000
            March 31, 2007                                $5,100,000
            June 30, 2007                                 $5,100,000

                                      -61-

            Fiscal Quarter Ending                          Amount
            ---------------------                          ------
            September 30, 2007 and thereafter             $5,375,000

            (b) In  addition to the  foregoing,  in the event that the amount of
Capital  Expenditures  permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a)(ii) above in any fiscal  quarter of the Borrower  (before giving  effect to any  increase in such  permitted  Capital  Expenditure  amount pursuant to this clause (b)) is greater than the amount of Capital  Expenditures actually made by the Borrower and its  Subsidiaries  during such fiscal quarter,
50% of  such  excess  may be  carried  forward  and  utilized  to  make  Capital
Expenditures in the  immediately  succeeding  fiscal  quarter,  provided that no amounts once  carried  forward  pursuant to this Section  9.07(b) may be carried forward to any  subsequent  fiscal  quarter of the Borrower  thereafter and such amounts  may only be  utilized  after the  Borrower  and its  Subsidiaries  have utilized  in full the  permitted  Capital  Expenditure  amount  for such  fiscal quarter as provided in clause (a) above  (without  giving effect to any increase in such amount pursuant to this clause (b)).

            (c)  In  addition  to  the  foregoing,  the  Borrower  or any of its
Subsidiaries  may make  Capital  Expenditures  with the amount of Net  Insurance
Proceeds  received by the Borrower or any of its Subsidiaries  from any Recovery
Event so long as such Net Insurance  Proceeds are used to replace or restore any properties or assets in respect of which such Net  Insurance  Proceeds were paid within 90 days (or 180 days in the case of the  restoration  or  replacement  of
Real Property) following the date of receipt of such Net Insurance Proceeds from such Recovery Event, but only to the extent that such Net Insurance Proceeds are not  otherwise  required  to be  applied to repay Term Loans or reduce the Total
Revolving Loan Commitment pursuant to Section 4.02(g).

            (d) In addition to the foregoing,  the Borrower and its Wholly-Owned
Domestic Subsidiaries that are Subsidiary Guarantors may make additional Capital
Expenditures   (which  Capital   Expenditures   will  not  be  included  in  any
determination  under  Section  9.07(a))  constituting   Permitted   Acquisitions
effected in accordance with the requirements of Section 8.16.

            9.08  CONSOLIDATED  INTEREST  COVERAGE RATIO.  The Borrower will not permit the  Consolidated  Interest  Coverage Ratio for any Test Period ending on the last day of a fiscal quarter of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

            Fiscal Quarter Ending                   Ratio
            ---------------------                   -----
            September 30, 2003                     3.00:1.00
            December 31, 2003                      3.30:1.00
            March 31, 2004                         3.45:1.00
            June 30, 2004                          3.50:1.00
            September 30, 2004                     3.60:1.00
            December 31, 2004                      3.75:1.00
            March 31, 2005                         3.85:1.00
            June 30, 2005                          4.00:1.00
            September 30, 2005                     4.15:1.00

                                      -62-

            Fiscal Quarter Ending                   Ratio
            ---------------------                   -----
            December 31, 2005                      4.30:1.00
            March 31, 2006                         4.45:1.00
            June 30, 2006                          4.50:1.00
            September 30, 2006                     4.75:1.00
            December 31, 2006 and thereafter       5.00:1.00

            9.09  MINIMUM  CONSOLIDATED  EBITDA.  The  Borrower  will not permit
Consolidated  EBITDA  for any  Test  Period  ending  on the last day of a fiscal quarter  of the  Borrower  set forth  below to be less than the amount set forth opposite such fiscal quarter below:

            Fiscal Quarter Ending                     Amount
            ---------------------                     ------
            September 30, 2003                     $5,150,000
            December 31, 2003                      $5,650,000
            March 31, 2004                         $5,850,000
            June 30, 2004                          $6,150,000
            September 30, 2004                     $6,150,000
            December 31, 2004                      $6,650,000
            March 31, 2005                         $6,950,000
            June 30, 2005                          $7,200,000
            September 30, 2005                     $7,150,000
            December 31, 2005                      $7,650,000
            March 31, 2006                         $7,900,000
            June 30, 2006                          $8,100,000
            September 30, 2006                     $8,350,000
            December 31, 2006                      $8,560,000
            March 31, 2007                         $8,800,000
            June 30, 2007 and thereafter           $9,000,000

            9.10 MAXIMUM  CONSOLIDATED  SENIOR LEVERAGE RATIO. The Borrower will not permit the  Consolidated  Senior  Leverage Ratio at any time during a period set forth  below to be greater  than the ratio set forth  opposite  such  period below:

                         Period                            Ratio
                         ------                            -----
            From the Initial Borrowing Date
               through and including
               December 30, 2003                         2.10:1.00
            December 31, 2003
               through and including
               March 30, 2004                            2.00:1.00
            March 31, 2004
               through and including
               June 29, 2004                             1.90:1.00

                                      -63-

                         Period                            Ratio
                         ------                            -----
            June 30, 2004
               through and including
               September 29, 2004                        1.90:1.00
            September 30, 2004
               through and including
               December 30, 2004                         1.80:1.00
            December 31, 2004
               through and including
               March 30, 2005                            1.70:1.00
            March 31, 2005
               through and including
               June 29, 2005                             1.50:1.00
            June 30, 2005
               through and including
               September 29, 2005                        1.40:1.00
            September 30, 2005
               through and including
               December 30, 2005                         1.30:1.00
            December 31, 2005
               through and including
               March 30, 2006                            1.20:1.00
            March 31, 2006
               through and including
               June 29, 2006                             1.10:1.00
            June 30, 2006
               through and including
               September 29, 2006                        1.00:1.00
            September 30, 2006
               through and including
               December 30, 2006                         0.90:1.00
            December 31, 2006
               through and including
               March 30, 2007                            0.80:1.00
            March 31, 2007
               through and including
               June 29, 2007                             0.75:1.00
            June 30, 2007
               through and including
               September 29, 2007                        0.70:1.00
            September 30, 2007
               through and including
               December 30, 2007                         0.65:1.00
            December 31, 2007
               through and including
               March 30, 2008                            0.60:1.00

                                      -64-

                         Period                            Ratio
                         ------                            -----

            March 31, 2008
               through and including
               June 29, 2008                             0.55:1.00
            Thereafter                                   0.50:1:00

            9.11 MAXIMUM  CONSOLIDATED  TOTAL LEVERAGE RATIO.  The Borrower will not permit the Consolidated Total Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                         Period                            Ratio
                         ------                            -----
            From the Initial Borrowing Date
               through and including
               December 30, 2003                         3.50:1.00
            December 31, 2003
               through and including
               March 30, 2004                            3.30:1.00
            March 31, 2004
               through and including
               June 29, 2004                             3.25:1.00
            June 30, 2004
               through and including
               September 29, 2004                        3.25:1.00
            September 30, 2004
               through and including
               December 30, 2004                         3.10:1.00
            December 31, 2004
               through and including
               March 30, 2005                            2.95:1.00
            March 31, 2005
               through and including
               June 29, 2005                             2.80:1.00
            June 30, 2005
               through and including
               September 29, 2005                        2.60:1.00
            September 30, 2005
               through and including
               December 30, 2005                         2.50:1.00
            December 31, 2005
               through and including
               March 30, 2006                            2.35:1.00
            March 31, 2006
               through and including
               June 29, 2006                             2.20:1.00
            June 30, 2006
               through and including
               September 29, 2006                        2.10:1.00

                                      -65-

                         Period                            Ratio
                         ------                            -----
            September 30, 2006
               through and including
               December 30, 2006                         2.00:1.00
            December 31, 2006
               through and including
               March 30, 2007                            1.90:1.00
            March 31, 2007
               through and including
               June 29, 2007                             1.80:1.00
            June 30, 2007
               through and including
               September 29, 2007                        1.70:1.00
            September 30, 2007
               through and including
               December 30, 2007                         1.65:1.00
            December 31, 2007
               through and including
               March 30, 2008                            1.60:1.00
            March 31, 2008
               through and including
               June 29, 2008                             1.55:1.00
            Thereafter                                   1.50:1:00

            9.12 MINIMUM  CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The Borrower
will not permit the Consolidated Fixed Charge Coverage Ratio for any Test Period
ending on the last day of a fiscal quarter of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

            Fiscal Quarter Ending                           Ratio
            ---------------------                           -----
            September 30, 2003                            1.00:1.00
               through and including
               March 31, 2007
            June 30, 2007                                 1.05:1.00
            September 30, 2007                            1.10:1.00
            December 31, 2007                             1.20:1.00
            March 31, 2008                                1.30:1.00
            June 30, 2008                                 1.40:1.00

            9.13 MINIMUM  QUARTERLY FREE CASH FLOW. The Borrower will not permit the Free Cash  Flow for any Test  Period  ending  on the last day of any  fiscal quarter  of the  Borrower  set forth  below to be less than the amount set forth opposite such fiscal quarter below;  provided that commencing after the delivery

                                      -66-

of the financial  statements of the Borrower pursuant to Section 8.01(b) for the fiscal  quarter of the Borrower  ended  September  30, 2004  pursuant to Section
8.01(b),  if at any time the  officer's  certificate  delivered  by the Borrower pursuant to Section  8.01(f) for the fiscal  quarter or fiscal year, as the case may be,  ending on the last day of the  respective  Test  Period then last ended demonstrates  compliance  with a Consolidated  Total Leverage Ratio of less than
2.0:1.0 as at the last day of such Test Period or fiscal  year,  as the case may be, for which such  certificate is provided,  the Borrower shall not be required to comply at such time with the requirements of this Section 9.13.

            Fiscal Quarter Ending                            Amount
            ---------------------                            ------
            September 30, 2003                            $1,800,000
            December 31, 2003                             $2,100,000
            March 31, 2004                                $2,100,000
            June 30, 2004                                 $2,300,000
            September 30, 2004                            $2,390,000
            December 31, 2004                             $2,900,000
            March 31, 2005                                $3,190,000
            June 30, 2005                                 $3,400,000
            September 30, 2005                            $3,200,000
            December 31, 2005                             $3,700,000
            March 31, 2006                                $3,900,000
            June 30, 2006                                 $4,200,000
            September 30, 2006                            $4,360,000
            December 31, 2006                             $4,580,000
            March 31, 2007                                $4,810,000
            June 30, 2007 and thereafter                  $5,000,000

            9.14   LIMITATIONS  ON  PAYMENTS  OF  SENIOR   SUBORDINATED   NOTES;
MODIFICATIONS   OF  SENIOR   SUBORDINATED   NOTE   DOCUMENTS,   CERTIFICATE   OF
INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to:

            (i) make (or  give  any  notice  in  respect  of) any  voluntary  or optional  payment or prepayment on or redemption or acquisition  for value of, or any prepayment or redemption as a result of any asset sale,  change
      of  control  or  similar  event  of  (including,   in  each  case  without
      limitation,  by way of  depositing  with the trustee with respect  thereto money or  securities  before due for the purpose of paying when due),  any
      Senior  Subordinated Notes or Existing  Indebtedness of the type described in item 1 set forth on Schedule V hereto;

            (ii) amend or modify, or permit the amendment or modification of any provision of, any Senior Subordinated Note Document;

            (iii)  amend,  modify or  change  its  certificate  or  articles  of
      incorporation   (including,   without   limitation,   by  the   filing  or
      modification of any certificate or articles of  designation),  certificate of  formation,  limited  liability  company  agreement  or by-laws (or the equivalent  organizational  documents),  as  applicable,  or any agreement

                                      -67-

      entered  into by it with  respect  to its  capital  stock or other  equity interests (including any Shareholders'  Agreement),  or enter into any new agreement  with respect to its capital  stock or other  equity  interests, unless such amendment,  modification,  change or other action contemplated by this clause (iii) could not reasonably be expected to be adverse to the interests of the Lenders;

            (iv) amend,  modify or change any  provision  of (x) any  Management
      Agreement  unless  such  amendment,   modification  or  change  could  not
      reasonably  be  expected  to be adverse to the  interests  of the  Lenders
      (although no amendment, modification or change may be made to any monetary term  thereof) or (y) any Tax Sharing  Agreement or enter into any new tax sharing agreement,  tax allocation  agreement or similar agreement without the prior written consent of the Administrative Agent;

            (v) amend,  modify or change the terms of the Preferred Stock or any agreement in connection therewith;

            (vi) directly or indirectly  make (or give any notice in respect of)
      any  voluntary  or optional  payment or  prepayment  on or  redemption  or acquisition for value of, or in respect of, any B Term Loans; or

            (vii)  make any  payment on  account  on the  purchase,  redemption, conversion, exchange, retirement,  acquisition, defeasance or sinking fund payment with respect to any Indebtedness  that is junior or subordinate to any  Indebtedness  under the Credit  Documents (other than (x) payments of interest on the Senior  Subordinated Notes in accordance with the terms of the Senior  Subordinated Note Documents and (y) payments with respect to B
      Term Loan Obligations permitted pursuant to Section 14).

            9.15  LIMITATION  ON  CERTAIN  RESTRICTIONS  ON  SUBSIDIARIES.   The
Borrower will not, and will not permit any of its  Subsidiaries  to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance  or  restriction  on the ability of any such  Subsidiary  to (a) pay dividends  or make any other  distributions  on its  capital  stock or any other interest or  participation  in its profits  owned by the  Borrower or any of its
Subsidiaries,  or  pay  any  Indebtedness  owed  to the  Borrower  or any of its
Subsidiaries,  (b)  make  loans  or  advances  to  the  Borrower  or  any of its
Subsidiaries  or (c) transfer any of its properties or assets to the Borrower or any of its Subsidiaries,  except for such encumbrances or restrictions  existing under or by reason of (i)  applicable  law,  (ii) this  Agreement  and the other
Credit Documents,  (iii) the Senior Subordinated Note Documents,  (iv) customary provisions  restricting  subletting  or  assignment  of any lease  governing any leasehold  interest of the Borrower or any of its  Subsidiaries,  (v)  customary provisions  restricting  assignment  of any  licensing  agreement  (in which the
Borrower or any of its  Subsidiaries is the licensee) or other contract  entered into by the  Borrower  or any of its  Subsidiaries  in the  ordinary  course  of business,  (vi)  restrictions  on the transfer of any asset pending the close of the sale of such  asset,  and (vii)  restrictions  on the  transfer of any asset subject to a Lien permitted by Section 9.01(iii), (vi), (vii) or (xiv).

            9.16 LIMITATION ON ISSUANCE OF CAPITAL STOCK.  (a) The Borrower will not, and will not permit any of its  Subsidiaries  to,  issue (i) any  preferred stock or other preferred equity interests or (ii) any redeemable common stock or

                                      -68-

other  redeemable  common  equity  interests  other than  common  stock or other redeemable  common equity interests that is redeemable at the sole option of the
Borrower or such Subsidiary, as the case may be.

            (b) The Borrower  will not permit any of its  Subsidiaries  to issue any  capital  stock  or other  equity  interests  (including  by way of sales of
treasury  stock)  or  any  options  or  warrants  to  purchase,   or  securities
convertible  into,  capital  stock or other  equity  interests,  except  (i) for transfers and replacements of then outstanding  shares of capital stock or other equity interests,  (ii) for stock splits, stock dividends and issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock or other equity  interests of such Subsidiary,
(iii) to qualify  directors to the extent required by applicable law or (iv) for issuances by Subsidiaries of the Borrower which are newly created or acquired in accordance with the terms of this Agreement.

            9.17 BUSINESS. The Borrower will not, and will not permit any of its
Subsidiaries to, engage in any business other than the businesses  engaged in by the  Borrower  and  its  Subsidiaries  as of  the  Initial  Borrowing  Date  and
reasonable extensions thereof.

            9.18 LIMITATION ON CREATION OF SUBSIDIARIES.  The Borrower will not, and will not permit any of its  Subsidiaries  to,  establish,  create or acquire after the Initial Borrowing Date any Subsidiary,  provided that the Borrower and its Wholly Owned Domestic  Subsidiaries  that are, or are to become,  Subsidiary
Guarantors may create and/or acquire Wholly-Owned Domestic Subsidiaries pursuant to, and/or to effect, a Permitted Acquisition, so long as (i) all of the capital stock and other  equity  interests  of such new  Subsidiary  are  pledged to the
Collateral  Agent pursuant to the terms and conditions of the Pledge  Agreement,
(ii) such new Subsidiary enters into the Subsidiaries  Guaranty and executes and delivers to the Collateral Agent  counterparts of the Security Agreement and the
Pledge Agreement, (iii) such new Subsidiary enters into such Additional Security
Documents  as the  Administrative  Agent or the  Required  Lenders  may  require pursuant to Section 8.12 and (iv) such new Subsidiary  executes and delivers all other  relevant  documentation  (including  opinions  of  counsel)  of the  type described  in Section 5 as such new  Subsidiary  would have had to deliver if it were a Credit Party on the Initial Borrowing Date.

            9.19 NEGATIVE PLEDGES.  The Borrower shall not, and shall not permit any of its Subsidiaries to, agree or covenant with any Person to restrict in any way its ability to grant any Lien on its assets in favor of the Lenders or grant a Lien on its assets  (whether  now owned or  hereafter  acquired) to any Person other than the Lenders, except that this Section 9.19 shall not apply to (i) any covenants  contained  in this  Agreement  or the  Security  Documents,  (ii) the covenants  contained in Section 8.01 of the Senior  Subordinated  Note  Purchase
Agreement,  and (iii)  covenants and  agreements  made in connection  with Liens described in Section  9.01(vii) but only if such  covenant or agreement  applies solely to the  specific  machinery,  equipment or real estate to which such Lien relates.

            9.20  RESTRICTIONS  ON  ADDITIONAL  SUBORDINATED  INDEBTEDNESS.  The
Borrower  will not,  nor will it permit any of its  Subsidiaries  to,  create or suffer to exist any  Indebtedness  for borrowed money which (i) provides that it is  subordinate  in right of payment to the Loans  (other than the B Term Loans)
and (ii) is senior in right of payment to or pari passu with the B Term Loans or other B Term Loan Obligations.

                                      -69-

            SECTION 10.  EVENTS OF DEFAULT.  Upon the  occurrence  of any of the following specified events (each, an "Event of Default"):

            10.01  PAYMENTS.  The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii)  default,  and such default shall  continue  unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note,  any Unpaid  Drawing or any Fees or any
other amounts owing hereunder or under any other Credit Document; or

            10.02   REPRESENTATIONS,   ETC.  Any  representation,   warranty  or
statement  made or deemed made by any Credit Party herein or in any other Credit
Document or in any  certificate  delivered  to the  Administrative  Agent or any
Lender  pursuant  hereto or  thereto  shall  prove to be untrue in any  material respect on the date as of which made or deemed made; or

            10.03 COVENANTS.  The Borrower or any of its Subsidiaries  shall (i)
default in the due  performance  or  observance  by it of any term,  covenant or agreement contained in Section 8.01(g), 8.08, 8.11, 8.16 or 8.17 or Section 9 or
(ii)  default in the due  performance  or  observance  by it of any other  term, covenant  or  agreement  contained  in this  Agreement  or in any  other  Credit
Document  (other  than  those set forth in  Sections  10.01 and  10.02) and such default shall  continue  unremedied for a period of 30 days after written notice thereof to the  defaulting  party by the  Administrative  Agent or the  Required
Lenders; or

            10.04 DEFAULT UNDER OTHER AGREEMENTS. (i) The Borrower or any of its
Subsidiaries  shall (x) default in any payment of any  Indebtedness  (other than the Obligations)  beyond the period of grace, if any,  provided in an instrument or  agreement  under which such  Indebtedness  was created or (y) default in the observance  or  performance  of  any  agreement  or  condition  relating  to any
Indebtedness  (other than the  Obligations)  or contained in any  instrument  or agreement  evidencing,  securing or relating  thereto,  or any other event shall occur or  condition  exist,  the  effect  of  which  default  or other  event or condition is to cause,  or to permit the holder or holders of such  Indebtedness
(or a trustee or agent on behalf of such holder or holders) to cause (determined without  regard to whether any notice is  required),  any such  Indebtedness  to become due prior to its stated maturity,  or (ii) any  Indebtedness  (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable,  or required to be prepaid other than by a regularly scheduled required  prepayment,  prior to the stated maturity thereof, provided  that it shall  not be a  Default  or an Event of  Default  under  this
Section  10.04 unless the  aggregate  principal  amount of all  Indebtedness  as described in preceding clauses (i) and (ii) is at least $250,000; or

            10.05 BANKRUPTCY, ETC. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning  itself under Title 11 of the United States
Code  entitled  "Bankruptcy,"  as now or hereafter in effect,  or any  successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the
Borrower or any of its Subsidiaries, and the petition is not controverted within
10 days, or is not dismissed within 60 days, after  commencement of the case; or
a  custodian  (as defined in the  Bankruptcy  Code) is  appointed  for, or takes charge of, all or  substantially  all of the  property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization,  arrangement, adjustment of debt, relief of

                                      -70-

debtors,   dissolution,   insolvency  or  liquidation  or  similar  law  of  any
jurisdiction  whether now or hereafter in effect relating to the Borrower or any of its  Subsidiaries,  or there is commenced  against the Borrower or any of its
Subsidiaries  any such proceeding  which remains  undismissed for a period of 60 days, or the Borrower or any of its  Subsidiaries  is  adjudicated  insolvent or bankrupt;  or any  order of  relief or other  order  approving  any such case or proceeding is entered;  or the Borrower or any of its  Subsidiaries  suffers any appointment of any custodian or the like for it or any  substantial  part of its property to continue  undischarged  or unstayed for a period of 60 days;  or the
Borrower or any of its Subsidiaries  makes a general  assignment for the benefit of creditors;  or any corporate,  limited liability company or similar action is taken by the  Borrower or any of its  Subsidiaries  for the purpose of effecting any of the foregoing; or

            10.06 ERISA.  (a) Any Plan shall fail to satisfy the minimum funding standard  required  for any plan year or part thereof  under  Section 412 of the
Code or Section 302 of ERISA or a waiver of such  standard or  extension  of any amortization  period is  sought  or  granted  under  Section  412 of the Code or
Section  303 or 304  of  ERISA,  a  Reportable  Event  shall  have  occurred,  a contributing  sponsor  (as  defined in Section  4001(a)(13)  of ERISA) of a Plan subject  to  Title  IV of  ERISA  shall  be  subject  to the  advance  reporting requirement of PBGC Regulation  Section 4043.61  (without regard to subparagraph
(b)(1)  thereof) and an event  described in subsection  .62, .63, .64, .65, .66,
..67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with  respect  to such Plan  within  the  following  30 days,  any Plan which is subject  to Title IV of ERISA  shall  have had or is  likely  to have a  trustee appointed  to  administer  such  Plan,  any Plan which is subject to Title IV of
ERISA is, shall have been or is likely to be  terminated or to be the subject of termination  proceedings  under ERISA,  any Plan shall have an Unfunded  Current
Liability,  a  contribution  required  to be made  with  respect  to a Plan or a
Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the  Borrower  or any ERISA  Affiliate  has  incurred  or is likely to incur any liability to or on account of a Plan under  Section 409,  502(i),  502(l),  515,
4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29),  4971
or 4975 of the Code or on account of a group  health plan (as defined in Section
607(1)  of  ERISA,  Section  4980B(g)(2)  of the  Code  or 45  Code  of  Federal
Regulations  Section  160.103) under Section 4980B of the Code and/or the Health
Insurance  Portability and  Accountability  Acts of 1996, or the Borrower or any
Subsidiary  of the  Borrower  has  incurred  or is likely  to incur  liabilities pursuant to one or more  employee  welfare  benefit plans (as defined in Section
3(1) of ERISA)  that  provide  benefits  to retired  employees  or other  former employees  (other  than as required by Section 601 of ERISA) or Plans or Foreign
Pension  Plans,  a "default"  within the meaning of Section  4219(c)(5) of ERISA shall occur with respect to any Plan, any applicable  law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change of Law"),  or, as a result of a Change in Law, an event  occurs  following  a  Change  in Law,  with  respect  to or  otherwise affecting  any Plan;  (b) there  shall  result from any such event or events the imposition of a lien, the granting of a security  interest,  or a liability or a material risk of incurring a liability;  and (c) such lien, security interest or liability,  either  individually  and/or  in the  aggregate,  has had,  or could reasonably  be  expected  to have,  in the opinion of the  Required  Lenders,  a
Material Adverse Effect; or

            10.07 SECURITY DOCUMENTS.  Any of the Security Documents shall cease to be in full force and effect,  or shall cease to give the Collateral Agent for the benefit of the Secured  Creditors the Liens,  rights,  powers and privileges purported to be created  thereby  (including,  without  limitation,  a perfected

                                      -71-

security  interest  in,  and Lien  on,  all of the  Collateral,  in favor of the
Collateral  Agent,  superior  to and prior to the  rights  of all third  Persons
(except as permitted by Section 9.01),  and subject to no other Liens (except as permitted  by  Section  9.01),  or any  Credit  Party  shall  default in the due performance  or observance of any term,  covenant or agreement on its part to be performed or observed  pursuant to any such  Security  Document and such default shall  continue  beyond the  period of grace,  if any,  specifically  applicable thereto pursuant to the terms of such Security Document; or

            10.08  SUBSIDIARIES  GUARANTY.  The  Subsidiaries  Guaranty  or  any
provision thereof shall cease to be in full force or effect as to any Subsidiary
Guarantor,  or any Subsidiary Guarantor or any Person acting for or on behalf of such Subsidiary  Guarantor  shall deny or disaffirm such Subsidiary  Guarantor's obligations  under  the  Subsidiaries  Guaranty  to  which  it is a party or any
Subsidiary  Guarantor  shall default in the due performance or observance of any term,  covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty to which it is a party; or

            10.09  JUDGMENTS.  One or more judgments or decrees shall be entered against  the  Borrower  or any  Subsidiary  of  the  Borrower  involving  in the aggregate for the Borrower and its  Subsidiaries  a liability (not paid or fully covered by a reputable  and solvent  insurance  company) and such  judgments and decrees  either  shall be final  and  non-appealable  or shall  not be  vacated, discharged or stayed or bonded  pending  appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $250,000;
or

            10.10 CHANGE OF CONTROL. A Change of Control shall occur; or

            10.11  MATERIAL  CONTRACT.  The Borrower or any of its  Subsidiaries
defaults in the observance or performance of any Material Contract; or

            10.12  OFFICERS.  Two of (i) Michael  DeDomenico,  the President and
Chief  Executive  Officer of the Borrower,  (ii) William  Scott Wade,  the Chief
Operating  Officer  of the  Borrower,  or (iii)  Robert  R.  Galvin,  the  Chief
Financial  Officer of the Borrower  shall,  cease to function in such capacities and shall not be replaced with persons of  substantially  equal  qualifications, ability and experience  within 120 days of such individuals  ceasing to serve in such capacities; or

            10.13 MATERIAL ADVERSE EFFECT. There shall have occurred a change in the business, operations, property, assets, liabilities, condition (financial or otherwise)  or prospects of the Borrower or any of its  Subsidiaries  since June
30, 2002 that has had,  or could  reasonably  be  expected  to have,  a material adverse  effect on the  business,  operations,  property,  assets,  liabilities, condition  (financial  or  otherwise)  or  prospects  of the  Borrower  and  its
Subsidiaries taken as a whole;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing,  the Administrative Agent, upon the written request of the Required Lenders,  shall by written notice to the Borrower,  take any or all of the following actions,  without prejudice to the rights of the Administrative
Agent,  any Lender or the holder of any Note to enforce  its claims  against any
Credit Party (provided  that, if an Event of Default  specified in Section 10.05

                                      -72-

shall occur with respect to the Borrower,  the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i)
and (ii) below shall occur automatically without the giving of any such notice):
(i) declare the Total Commitment  terminated,  whereupon all Commitments of each
Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith  become due and  payable  without any other  notice of any kind;  (ii)
declare the  principal  of and any accrued  interest in respect of all Loans and the Notes and all Obligations  owing  hereunder and thereunder to be,  whereupon the same shall become,  forthwith due and payable without  presentment,  demand, protest  or other  notice of any kind,  all of which are  hereby  waived by each
Credit  Party;  (iii)  terminate any Letter of Credit which may be terminated in accordance  with its terms;  (iv) direct the  Borrower to pay (and the  Borrower agrees that upon receipt of such notice,  or upon the  occurrence of an Event of
Default specified in Section 10.05 with respect to the Borrower, it will pay) to the  Collateral  Agent at the Payment Office such  additional  amount of cash or
Cash Equivalents, to be held as security by the Collateral Agent, as is equal to the  aggregate  Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding;  (v) enforce, as Collateral Agent, all of the
Liens and security interests created pursuant to the Security Documents (subject to the provisions of Section 14); and (vi) apply any cash collateral held by the
Administrative   Agent  pursuant  to  Section  4.02  to  the  repayment  of  the
Obligations.

            SECTION 11. DEFINITIONS AND ACCOUNTING TERMS.

            11.01 DEFINED TERMS. As used in this Agreement,  the following terms shall have the following  meanings  (such  meanings to be equally  applicable to both the singular and plural forms of the terms defined):

            "A TERM LOAN" shall have the meaning provided in Section 1.01(a).

            "A TERM LOAN COMMITMENT" shall mean, for each Lender, the amount set forth  opposite  such  Lender's  name in  Schedule I  directly  below the column entitled "A Term Loan  Commitment,"  as the same may be  terminated  pursuant to
Sections 3.03 and/or 10.

            "A TERM LOAN  LENDER"  shall  mean each  Lender  with an A Term Loan
Commitment or with an outstanding A Term Loan.

            "A TERM LOAN MATURITY DATE" shall mean August 25, 2007.

            "A TERM NOTE" shall have the meaning provided in Section 1.05(a).

            "ACQUIRED  ENTITY OR  BUSINESS"  shall  mean  either  (x) the assets constituting  a business,  division or product  line of any Person not already a
Subsidiary  of the Borrower or (y) 100% of the capital stock of any such Person, which Person shall, as a result of such stock acquisition, become a Wholly-Owned
Domestic  Subsidiary  of the  Borrower  (or  shall be  merged  with and into the
Borrower  or a  Subsidiary  Guarantor,  with  the  Borrower  or such  Subsidiary
Guarantor being the surviving Person).

            "ADDITIONAL  SECURITY  DOCUMENTS" shall have the meaning provided in
Section 8.12.

                                      -73-

            "ADJUSTED  CONSOLIDATED  NET  INCOME"  shall  mean,  for any period,
Consolidated  Net Income for such  period  plus the sum of the amount of all net non-cash charges  (including,  without limitation,  depreciation,  amortization, deferred tax expense and  non-cash  interest  expense)  and net non-cash  losses which were included in arriving at Consolidated Net Income for such period, less the amount of all net non-cash gains and non-cash credits which were included in arriving at Consolidated Net Income for such period.

            "ADJUSTED  CONSOLIDATED  WORKING  CAPITAL"  shall mean, at any time,
Consolidated   Current  Assets  (but  excluding  therefrom  all  cash  and  Cash
Equivalents) less Consolidated Current Liabilities at such time.

            "ADMINISTRATIVE  AGENT" shall mean BNP  Paribas,  in its capacity as
Administrative Agent for the Lenders hereunder,  and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.

            "AFFILIATE" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person),  controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses,  directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors (or equivalent  governing  body) of such  Person  or (ii) to  direct  or  cause  the direction of the management and policies of such other Person,  whether  through the ownership of voting securities, by contract or otherwise; provided, however, that neither the Administrative Agent nor any Lender (nor any Affiliate thereof)
shall be considered an Affiliate of the Borrower or any Subsidiary thereof.

            "AGENTS"  shall mean the  Administrative  Agent and any other  agent with  respect  to the  Credit  Documents,  including,  without  limitation,  any syndication agent or documentation agent.

            "AGREEMENT"   shall  mean  this  Credit   Agreement,   as  modified,
supplemented,   amended,  restated  (including  any  amendment  and  restatement hereof), extended or renewed from time to time.

            "APPLICABLE EXCESS CASH FLOW PERCENTAGE" shall mean, with respect to any Excess Cash Flow Payment Date,  75%;  provided that so long as no Default or
Event of Default is then in existence, if on the last day of the relevant Excess
Cash Flow Payment  Period,  the  Consolidated  Total Leverage Ratio for the Test
Period then most recently ended is less than 2.50:1.00 (as established  pursuant to the officer's certificate delivered (or required to be delivered) pursuant to
Section 8.01(f)),  then the Applicable Excess Cash Flow Percentage shall instead be 50%.

            "APPLICABLE MARGIN" in respect of (a) A Term Loans,  Revolving Loans and Swingline Loans for any Margin  Reduction  Period shall mean, from and after any Start Date to and  including  the  corresponding  End Date,  the  respective percentage  per annum set forth below under the  respective  Type and Tranche of
Loans and opposite the respective  Level (i.e.,  Level 1, Level 2 or Level 3, as

                                      -74-

the case may be) indicated to have been achieved on the applicable Test Date for such  Start Date (as shown in the  respective  officer's  certificate  delivered pursuant to Section 8.01(f) or the first proviso below):

                                          A Term Loans       Swingline Loans          A Term Loans
                                          maintained as       and Revolving          maintained as       Revolving Loans
                 Consolidated Total         Base Rate        Loans maintained          Eurodollar        maintained as
Level              Leverage Ratio             Loans         as Base Rate Loans           Loans          Eurodollar Loans
-----              --------------             -----         ------------------           -----          ----------------
  1             Less than 2.50:1.00           2.50%                2.50%                  3.50%               3.50%
                Greater than or
                equal to 2.50:1.00
                but less than
  2             3.00:1.00                     2.75%                2.75%                  3.75%               3.75%
                Greater than or
  3             equal to 3.00:1.00            3.00%                3.00%                  4.00%               4.00%

;  provided,  however,  that if the  Borrower  fails to  deliver  the  financial statements  required  to  be  delivered  pursuant  to  Section  8.01(b)  or  (c)
(accompanied by the officer's  certificate  required to be delivered pursuant to
Section 8.01(f) showing the applicable  Consolidated Total Leverage Ratio on the relevant  Test  Date)  on or  prior  to the  respective  date  required  by such
Sections,  then Level 3 pricing  shall  apply  until such time,  if any,  as the financial statements required as set forth above and the accompanying  officer's certificate  have been delivered  showing the pricing for the respective  Margin
Reduction  Period is at a Level below Level 3 (it being  understood that, in the case of any late delivery of the financial statements and officer's  certificate as so required, any reduction in the Applicable Margin shall apply only from and after  the  date of the  delivery  of the  complying  financial  statements  and officer's  certificate);  provided further, (i) that Level 3 pricing shall apply at all times when any Default or Event of Default is in existence  and (ii) that for the period from the Initial  Borrowing  Date to the date of the  delivery of the Borrower's  financial  statements  (and related  officer's  certificate)  in respect of its fiscal quarter  ending closest to June 30, 2004,  Level 3 pricing shall  apply;  and (b) B Term Loans  maintained  as (i) Base Rate Loans shall be
6.50% and (ii) Eurodollar Loans shall be 7.50%.

            "ASSET SALE" shall mean any sale,  transfer or other  disposition by the  Borrower  or any of its  Subsidiaries  to any Person  (including  by way of redemption  by  such  Person)  other  than  to the  Borrower  or a  Wholly-Owned
Subsidiary  of the Borrower of any asset  (including,  without  limitation,  any capital stock or other  securities of, or equity  interests in, another  Person)
other than sales of assets pursuant to Sections 9.02 (v), (vi) and (vii).

            "ASSIGNMENT AND ASSUMPTION  AGREEMENT"  shall mean an Assignment and
Assumption  Agreement  substantially  in the form of  Exhibit  L  (appropriately completed).

            "B TERM LOAN" shall have the meaning provided in Section 1.01(b).

            "B TERM LOAN COMMITMENT" shall mean, for each Lender, the amount set forth  opposite  such  Lender's  name in  Schedule I  directly  below the column entitled "B Term Loan  Commitment,"  as the same may be  terminated  pursuant to
Sections 3.03 and/or 10.

                                      -75-

            "B TERM LOAN  LENDERS" at any time shall mean any Lender which has a
B Term Loan Commitment or any outstanding B Term Loans.

            "B TERM LOAN MATURITY DATE" shall mean August 25, 2008.

            "B TERM LOAN  OBLIGATIONS"  shall mean all Obligations  constituting the  principal  of, or interest  (including,  without  limitation,  any interest accruing  subsequent  to the  filing of a  petition  of  bankruptcy  at the rate provided  for in the  documentation  with respect  thereto,  whether or not such interest is an allowed claim under applicable law) on, B Term Loans or under the
B Term  Notes,  and any  other  amounts  owing  pursuant  to the  terms  of this
Agreement  or any  other  Credit  Document  with  respect  to  the B Term  Loans
(including,  without  limitation,  all guaranty  obligations of B Term Loans and interest thereon pursuant to the Subsidiaries Guaranty).

            "B TERM NOTE" shall have the meaning provided in Section 1.05(a).

            "BANKRUPTCY CODE" shall have the meaning provided in Section 10.05.

            "BASE  RATE" shall  mean,  at any time,  the higher of (i) the Prime
Lending Rate at such time and (ii) 1/2 of 1% in excess of the overnight  Federal
Funds Rate at such time.

            "BASE  RATE  LOAN"  shall  mean  each  Loan   designated  or  deemed
designated  as such by the  Borrower  at the time of the  incurrence  thereof or conversion thereto.

            "BENEFITTED  LENDER"  shall  have the  meaning  provided  in Section
13.06(b).

            "BNP PARIBAS" shall mean BNP Paribas,  in its  individual  capacity, and any successor corporation thereto by merger, consolidation or otherwise.

            "BORROWER"  shall have the meaning set forth in the first  paragraph of this Agreement.

            "BORROWING" shall mean the borrowing of one Type of Loan of a single
Tranche from all the Lenders having  Commitments  of the respective  Tranche (or from the  Swingline  Lender in the case of Swingline  Loans) on a given date (or resulting  from a conversion or  conversions on such date) having in the case of
Eurodollar  Loans the same  Interest  Period,  provided  that  Base  Rate  Loans incurred  pursuant to Section  1.10(b) shall be  considered  part of the related
Borrowing of Eurodollar Loans.

            "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York,  New York, a legal holiday or a day on which  banking  institutions are authorized or required by law or other  government  action to close and (ii)
with respect to all notices and  determinations in connection with, and payments of principal and interest on,  Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

                                      -76-

            "CALCULATION  PERIOD"  shall  mean,  in the  case  of any  Permitted
Acquisition,  the Test Period most recently  ended prior to the date of any such
Permitted Acquisition for which financial statements are available.

            "CAPITAL  EXPENDITURES"  shall mean, with respect to any Person, all expenditures  by such Person  which should be  capitalized  in  accordance  with generally accepted accounting principles and, without duplication, the amount of
Capitalized Lease Obligations incurred by such Person.

            "CAPITALIZED  LEASE  OBLIGATIONS"  shall mean,  with  respect to any
Person,  all rental  obligations of such Person which,  under generally accepted accounting principles, are or will be required to be capitalized on the books of such  Person,  in  each  case  taken  at the  amount  thereof  accounted  for as indebtedness in accordance with such principles.

            "CASH  EQUIVALENTS"  shall mean,  as to any Person,  (i)  securities issued or directly and fully  guaranteed  or insured by the United States or any agency or  instrumentality  thereof  (provided that the full faith and credit of the United States is pledged in support  thereof) having  maturities of not more than six months from the date of acquisition, (ii) marketable direct obligations issued by any state of the United  States or any  political  subdivision  of any such state or any public instrumentality thereof maturing within six months from the date of acquisition  thereof and, at the time of acquisition,  having one of the two highest  ratings  obtainable  from either S&P or Moody's,  (iii)  Dollar denominated  time deposits,  certificates of deposit and bankers  acceptances of any Lender or any  commercial  bank having,  or which is the  principal  banking subsidiary of a bank holding company having,  a long-term  unsecured debt rating of at least "A" or the  equivalent  thereof  from S&P or "A2" or the  equivalent thereof from Moody's with  maturities  of not more than six months from the date of acquisition by such Person,  (iv) repurchase  obligations  with a term of not more than seven days for underlying  securities of the types described in clause
(i) above  entered  into with any bank meeting the  qualifications  specified in clause (iii) above,  (v) commercial  paper issued by any Person  incorporated in the  United  States  rated at least A-1 or the  equivalent  thereof by S&P or at least P-1 or the  equivalent  thereof by Moody's and in each case  maturing  not more than six months  after the date of  acquisition  by such  Person,  and (vi)
investments  in  money  market  funds  substantially  all of  whose  assets  are comprised of securities of the types described in clauses (i) through (v) above.

            "CERCLA"  shall  mean  the  Comprehensive   Environmental  Response,
Compensation,  and  Liability  Act of 1980, as the same has been amended and may hereafter be amended from time to time, 42 U.S.C.ss. 9601 et seq.

            "CHANGE OF CONTROL"  shall mean (a) any "person" or "group"  (within the meaning of Rules 13d-3 and 13d-5 under the Securities  Exchange Act of 1934, as in  effect  on the  Effective  Date)  shall (A) have  acquired,  directly  or indirectly,  beneficial ownership of 30% or more on a fully diluted basis of the voting  and/or  economic  interest in the  Borrower's  capital  stock,  (B) have acquired,  directly or indirectly,  by purchase,  sale, lease, exchange or other transfer  (in a single  transaction  or series of related  transactions)  all or substantially  all of the  assets  of the  Borrower  or (C)  obtained  the power
(whether or not  exercised) to elect a majority of the  Borrower's  directors or

                                      -77-

(b) the Board of Directors of the Borrower  shall cease to consist of a majority of Continuing  Directors or (c) a "change of control" shall occur as provided in the Senior Subordinated Note Documents.

            "CHANGE OF LAW" shall have the meaning provided in Section 10.06.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the  regulations  promulgated  and rulings issued  thereunder.
Section  references to the Code are to the Code as in effect at the date of this
Agreement  and  any  subsequent  provisions  of  the  Code  amendatory  thereof, supplemental thereto or substituted therefor.

            "COLLATERAL"  shall mean all  property  (whether  real,  personal or otherwise)  with respect to which any security  interests  have been granted (or purported to be granted) pursuant to any Security Document,  including,  without limitation,  all Pledge Agreement Collateral, all Security Agreement Collateral,
all  Mortgaged  Properties  and all  cash  and  Cash  Equivalents  delivered  as collateral pursuant to Section 4.02 or 10.

            "COLLATERAL  AGENT"  shall mean the  Administrative  Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

            "COLLECTIVE  BARGAINING  AGREEMENTS" shall have the meaning provided in Section 5.05.

            "COMMITMENT" shall mean any of the commitments of any Lender,  i.e., whether the A Term Loan  Commitment,  the B Term Loan  Commitment or a Revolving
Loan Commitment.

            "COMMITMENT  COMMISSION"  shall have the meaning provided in Section
3.01(a).

            "CONSOLIDATED   CURRENT   ASSETS"  shall  mean,  at  any  time,  the
consolidated current assets of the Borrower and its Subsidiaries at such time.

            "CONSOLIDATED  CURRENT  LIABILITIES"  shall mean,  at any time,  the consolidated  current  liabilities of the Borrower and its  Subsidiaries at such time, but excluding the current portion of any Indebtedness under this Agreement and  the  current  portion  of any  other  long-term  Indebtedness  which  would otherwise be included therein.

            "CONSOLIDATED  EBIT" shall mean,  for any period,  Consolidated  Net
Income for such period before deducting therefrom  consolidated interest expense of the  Borrower and its  Subsidiaries  for such period (to the extent that such consolidated  interest  expense was  deducted in  arriving at  Consolidated  Net
Income  for such  period)  and  provision  for taxes  based on income  that were included  in  arriving  at  Consolidated  Net Income for such period and without giving  effect to any gains or losses from sales of assets other than from sales of inventory in the ordinary course of business.

            "CONSOLIDATED EBITDA" shall mean, for any period,  Consolidated EBIT for  such  period,  adjusted  by  (x)  adding  thereto  (i)  the  amount  of all amortization of intangibles and  depreciation  that were deducted in arriving at
Consolidated  Net  Income  for such  period,  (ii) the  amount  of all  expenses incurred in connection  with the  Transaction for such period to the extent that

                                      -78-

same were deducted in arriving at Consolidated  Net Income for such period,  and
(iii) the amount of all non-cash deferred  compensation  expense for such period to the extent that same was deducted in arriving at the  Consolidated Net Income for such period and (y) deducting  therefrom (i) the amount of all cash payments during such period that are associated with any non-cash  deferred  compensation expense that was added back to Consolidated  Net Income in a previous period and
(ii) the amount of all  consolidated  interest  income of the  Borrower  and its
Subsidiaries  for such  period;  it being  understood  that in  determining  the
Consolidated  Total Leverage Ratio and the  Consolidated  Senior  Leverage Ratio
only,  Consolidated  EBITDA for any period  shall be  calculated  on a Pro Forma
Basis to give effect to any  Acquired  Entity or Business  acquired  during such period  pursuant  to a  Permitted  Acquisition  and  not  subsequently  sold  or otherwise  disposed of by the  Borrower or any of its  Subsidiaries  during such period. Notwithstanding the foregoing, determinations of Consolidated EBITDA for purposes of Section 9.10 and 9.11 and the definition of  "Applicable  Margin" at any time prior to the first  anniversary of the Initial  Borrowing Date shall be made in  accordance  with the  requirements  of the  definition of "Test Period"
contained herein.

            "CONSOLIDATED  FIXED  CHARGE  COVERAGE  RATIO"  shall mean,  for any period,  the  ratio of Free  Cash Flow for such  period  to  Consolidated  Fixed
Charges for such period.

            "CONSOLIDATED  FIXED CHARGES"  shall mean, for any period,  the sum, without duplication,  of (i) Consolidated Interest Expense for such period, (ii)
the scheduled principal amount of all amortization  payments on all Indebtedness
(including,  without  limitation,  the Term Loans and the principal component of all  Capitalized  Lease  Obligations but excluding the repayment of Indebtedness pursuant to the  Refinancing)  of the  Borrower  and its  Subsidiaries  for such period (as determined on the first day of such period),  and (iii) the amount of all cash payments made by the Borrower and its Subsidiaries in respect of income taxes or income tax liabilities for such period.

            "CONSOLIDATED  INDEBTEDNESS"  shall  mean,  at any time,  the sum of
(without duplication) (i) all indebtedness (including principal,  interest, fees and charges) of the Borrower and its  Subsidiaries for borrowed money (including obligations  evidenced  by  bonds,  notes or  similar  instruments)  and for the deferred  purchase price of property or services  (excluding  trade payables and accrued  expenses  incurred  in the  ordinary  course  of  business),  (ii)  the aggregate  amount of all Capitalized  Lease  Obligations of the Borrower and its
Subsidiaries, (iii) all Indebtedness of the types described in clause (i), (ii),
(iv), or (v) of this definition secured by any Lien on any property owned by the
Borrower or any of its  Subsidiaries,  whether or not such Indebtedness has been assumed  by such  Person  (provided  that,  if the  Person  has not  assumed  or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount  equal to the fair market  value of the property to which such Lien relates as determined  in good faith by such  Person),  (iv) all
Contingent  Obligations of the Borrower and any of its Subsidiaries  (regardless of any contrary  treatment under GAAP), and (v) all Indebtedness of the Borrower and its  Subsidiaries  of the type  described  in clauses  (ii) and (vii) of the definition of Indebtedness contained herein;  provided that for purposes of this definition,  the  amount  of  Indebtedness  in  respect  of  the  Interest  Rate
Protection  Agreements  and Other  Hedging  Agreements  shall be at any time the unrealized net loss position,  if any, of the Borrower  and/or its  Subsidiaries thereunder on a  marked-to-marked  basis determined no more than one month prior to such time.

                                      -79-

            "CONSOLIDATED  INTEREST  COVERAGE RATIO" shall mean, for any period, the  ratio of  Consolidated  EBITDA  for such  period to  Consolidated  Interest
Expense for such period.

            "CONSOLIDATED  INTEREST EXPENSE" shall mean, for any period, the sum of the total consolidated  interest expense of the Borrower and its Subsidiaries for such period  (calculated  without  regard to any  limitations on the payment
thereof)  plus,   without   duplication,   that  portion  of  Capitalized  Lease
Obligations  of the  Borrower  and its  Subsidiaries  representing  the interest factor for such period;  provided that the  amortization of deferred  financing, legal and  accounting  costs with  respect to this  Agreement  and the  non-cash interest  expense  on the  Senior  Subordinated  Notes,  in each  case  shall be excluded from  Consolidated  Interest Expense to the extent same would otherwise have been included  therein.  Notwithstanding  the foregoing,  determinations of
Consolidated  Interest Expense for purposes of Section 9.08 at any time prior to the first anniversary of the Initial Borrowing Date, shall be made in accordance with the requirements of the definition of "Test Period" contained herein.

            "CONSOLIDATED NET INCOME" shall mean, for any period, the net income
(or loss) of the Borrower and its Subsidiaries for such period,  determined on a consolidated basis (after any deduction for minority  interests),  provided that
(i) in determining  Consolidated Net Income,  the net income of any other Person which is not a Subsidiary of the Borrower or is accounted for by the Borrower by the equity  method of  accounting  shall be  included  only to the extent of the payment of cash  dividends  or cash  distributions  by such other  Person to the
Borrower or a Subsidiary thereof during such period,  (ii) the net income of any
Subsidiary of the Borrower shall be excluded to the extent that the  declaration or payment of cash dividends or similar cash distributions by that Subsidiary of that net income is not at the date of  determination  permitted  by operation of its charter or any agreement,  instrument or law  applicable to such  Subsidiary and (iii) except for determinations expressly required to be made on a Pro Forma
Basis,  the net income (or loss) of any other Person acquired by the Borrower or a  Subsidiary  of the  Borrower in a pooling of  interests  transaction  for any period prior to the date of such acquisition shall be excluded.

            "CONSOLIDATED  SENIOR  INDEBTEDNESS"  shall mean,  at any time,  the amount  of all  Consolidated  Indebtedness  at such  time,  less  the  aggregate principal amount of the Senior Subordinated Notes outstanding at such time.

            "CONSOLIDATED  SENIOR  LEVERAGE  RATIO" shall mean, at any time, the ratio of (x) Consolidated  Senior  Indebtedness at such time to (y) Consolidated
EBITDA for the Test Period then most recently ended.

            "CONSOLIDATED  TOTAL  LEVERAGE  RATIO" shall mean, at any time,  the ratio of (x) Consolidated  Indebtedness at such time to (y) Consolidated  EBITDA for the Test Period then most recently ended.

            "CONTINGENT OBLIGATION" shall mean, as to any Person, any obligation of such Person as a result of such Person  being a general  partner of any other
Person,  unless the underlying  obligation is expressly made  non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness,  leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether

                                      -80-

directly or indirectly,  including,  without limitation,  any obligation of such
Person,  whether or not contingent,  (i) to purchase any such primary obligation or any  property  constituting  direct or indirect  security  therefor,  (ii) to advance or supply  funds (x) for the  purchase  or  payment of any such  primary obligation or (y) to maintain  working  capital or equity capital of the primary obligor or  otherwise  to  maintain  the net worth or  solvency  of the  primary obligor,  (iii) to purchase  property,  securities or services primarily for the purpose of assuring the owner of any such primary  obligation  of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof;  provided,  however,  that the term Contingent Obligation shall not  include  endorsements  of  instruments  for  deposit or  collection  in the ordinary course of business.  The amount of any Contingent  Obligation  shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation  in respect of which such  Contingent  Obligation  is made or, if not stated or determinable,  the maximum reasonably anticipated liability in respect thereof  (assuming such Person is required to perform  thereunder) as determined by such Person in good faith.

            "CONTINUING  DIRECTORS"  shall mean the directors of the Borrower on the Initial  Borrowing Date and each other director if such director's  election to, or nomination for the election to, the Board of Directors of the Borrower is recommended or approved by a majority of then continuing Directors.

            "CREDIT   DOCUMENTS"  shall  mean  this  Agreement  and,  after  the execution and delivery  thereof  pursuant to the terms of this  Agreement,  each
Note, the Subsidiaries Guaranty and each Security Document.

            "CREDIT  EVENT" shall mean the making of any Loan or the issuance of any Letter of Credit.

            "CREDIT   PARTY"  shall  mean  the  Borrower  and  each   Subsidiary
Guarantor.

            "DEBT  SUBORDINATION"  shall have the  meaning  provided  in Section
14.01(e).

            "DEFAULT"  shall mean any event,  act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

            "DEFAULTING  LENDER"  shall mean any Lender with  respect to which a
Lender Default is in effect.

            "DIVIDEND" shall mean, with respect to any Person,  that such Person has declared or paid a dividend,  distribution or returned any equity capital to
its  stockholders,   partners  or  members  or  authorized  or  made  any  other distribution,  payment or delivery of property (other than common equity of such
Person) or cash to its  stockholders,  partners or members as such, or redeemed, retired,  purchased  or  otherwise  acquired,  directly  or  indirectly,  for  a consideration any shares of any class of its capital stock or any partnership or membership interests  outstanding on or after the Effective Date (or any options or warrants  issued by such Person  with  respect to its capital  stock or other equity interests),  or set aside any funds for any of the foregoing purposes, or shall have permitted any of its  Subsidiaries  to purchase or otherwise  acquire for a  consideration  any  shares  of any  class  of the  capital  stock  or any partnership or membership  interests of such Person  outstanding on or after the

                                      -81-

Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other equity  interests).  Without  limiting the foregoing,
"Dividends"  with respect to any Person shall also include all payments  made or required  to be made by such  Person  with  respect  to any  stock  appreciation rights,  plans,  equity  incentive or achievement  plans or any similar plans or setting aside of any funds for the foregoing purposes.

            "DOCUMENTS"   shall  mean  the  Credit   Documents  and  the  Senior
Subordinated Note Documents.

            "DOLLARS"  and the sign "$"  shall  each  mean  freely  transferable lawful money of the United States.

            "DRAWING" shall have the meaning provided in Section 2.05(b).

            "EFFECTIVE DATE" shall have the meaning provided in Section 13.10.

            "ELIGIBLE  TRANSFEREE"  shall mean and include a commercial bank, an insurance  company, a finance company,  a financial  institution,  any fund that invests in loans or any other "accredited  investor" (as defined in Regulation D of  the  Securities  Act)  but in any  event  excluding  the  Borrower  and  its
Subsidiaries.

            "EMPLOYEE  BENEFIT PLANS" shall have the meaning provided in Section
5.05.

            "EMPLOYMENT  AGREEMENTS"  shall have the meaning provided in Section
5.05.

            "END DATE" shall mean, for any Margin Reduction Period, the last day of such Margin Reduction Period.

            "ENTITLED  LENDER"  shall  have  the  meaning  provided  in  Section
13.06(b).

            "ENTITLED  PROPERTY"  shall  have the  meaning  provided  in Section
13.06(b).

            "ENVIRONMENTAL  CLAIMS"  shall  mean  any  and  all  administrative, regulatory or judicial  actions,  suits,  demands,  demand letters,  directives, claims,  liens,  notices of  noncompliance or violation,  investigations  and/or proceedings  relating in any way to any  Environmental Law or any permit issued, or any approval given, under any such  Environmental Law (hereafter,  "Claims"), including,  without  limitation,  (a) any  and all  Claims  by  governmental  or regulatory authorities for enforcement,  cleanup, removal, response, remedial or other actions or damages pursuant to any applicable  Environmental  Law, and (b)
any  and  all  Claims  by  any  third  party  seeking   damages,   contribution,
indemnification,  cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

            "ENVIRONMENTAL LAW" shall mean any Federal,  state, foreign or local statute, law, rule, regulation,  ordinance, code, guideline,  policy and rule of common  law now or  hereafter  in effect  and in each case as  amended,  and any judicial or  administrative  interpretation  thereof,  including any judicial or administrative  order, consent decree or judgment,  relating to the environment,
employee  health  and  safety  or  Hazardous   Materials,   including,   without
limitation, CERCLA; the Resource Conservation and Recovery Act, 42 U.S.Css. 6901

                                      -82-

et seq.; the Federal Water Pollution Control Act, 33 U.S.C.ss. 1251 et seq.; the
Toxic Substances  Control Act, 15 U.S.C.ss.  2601 et seq.; the Clean Air Act, 42
U.S.C.ss.  7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss. 3803 et seq.;
the Oil Pollution Act of 1990, 33 U.S.C.ss. 2701 et seq.; the Emergency Planning
and the Community  Right-to-Know  Act of 1986, 42 U.S.C.ss.  11001 et seq.;  the
Hazardous   Material   Transportation   Act,  49   U.S.C.ss.1801  et  seq.;  the
Occupational  Safety and Health Act, 29 U.S.C.ss.  651 et seq.;  the Clean Water
Act, 33 U.S.C.ss.  1251 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

            "ERISA" shall mean the Employee  Retirement  Income  Security Act of
1974, as amended from time to time, and the regulations  promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this  Agreement  and any  subsequent  provisions  of  ERISA,  amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA AFFILIATE" shall mean each person (as defined in Section 3(9)
of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single  employer"  (i) within the meaning of Section  414(b),
(c),  (m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

            "EURODOLLAR LOAN" shall mean each Loan (other than a Swingline Loan)
designated  as such by the  Borrower  at the time of the  incurrence  thereof or conversion thereto.

            "EURODOLLAR   RATE"  shall  mean  (a)  the  offered   quotation   to
first-class   banks  in  the  New  York  interbank   Eurodollar  market  by  the
Administrative  Agent for Dollar  deposits of amounts in  immediately  available funds  comparable to the outstanding  principal amount of the Eurodollar Loan of the  Administrative  Agent  (in  its  capacity  as  a  Lender)  with  maturities comparable to the Interest Period  applicable to such Eurodollar Loan commencing two Business Days  thereafter as of 10:00 A.M. (New York time) on the applicable
Interest  Determination Date, divided (and rounded upward to the nearest 1/16 of
1%) by (b) a percentage  equal to 100% minus the then stated maximum rate of all reserve requirements (including,  without limitation,  any marginal,  emergency, supplemental,  special or other reserves  required by applicable law) applicable to any member  bank of the  Federal  Reserve  System in respect of  Eurocurrency funding or liabilities as defined in Regulation D (or any successor  category of liabilities under Regulation D).

            "EVENT OF DEFAULT" shall have the meaning provided in Section 10.

            "EXCESS CASH FLOW" shall mean, for any period,  the remainder of (a)
the sum of, without duplication,  (i) Adjusted  Consolidated Net Income for such period and (ii) the decrease,  if any, in Adjusted  Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of, without duplication,  (i) the aggregate amount of all Capital  Expenditures  made by the
Borrower  and  its   Subsidiaries   during  such  period   (other  than  Capital
Expenditures to the extent financed with equity  proceeds,  Asset Sale proceeds,

                                      -83-

insurance  proceeds  or  Indebtedness),  (ii) the  aggregate  amount of all cash payments  made in  respect  of all  Permitted  Acquisitions  consummated  by the
Borrower and its  Subsidiaries  during such period (other than any such payments to the extent  financed with equity  proceeds,  Asset Sale  proceeds,  insurance proceeds or  Indebtedness),  (iii) the aggregate  amount of permanent  principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries during such period (other than (A) repayments of the Existing  Credit  Agreement and Existing Senior Subordinated Loan Agreement pursuant to the Refinancing, (B)
repayments  to the  extent  made with  Asset  Sale  proceeds,  equity  proceeds, insurance  proceeds or Indebtedness  and (C) repayments of Loans,  provided that repayments  of Loans shall be deducted  in  determining  Excess Cash Flow to the extent such  repayments were (x) required as a result of a Scheduled A Repayment under  Section  4.02(b) or (y) made as a voluntary  prepayment  with  internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or
Swingline Loans, only to the extent accompanied by a voluntary  reduction to the
Total  Revolving Loan  Commitment in an amount equal to such  prepayment)),  and
(iv) the increase,  if any, in Adjusted  Consolidated  Working  Capital from the first day to the last day of such period.

            "EXCESS  CASH FLOW  PAYMENT  DATE" shall mean the date  occurring 90 days after the last day of each fiscal year of the Borrower (commencing with the fiscal year of the Borrower ended June 30, 2004).

            "EXCESS CASH FLOW PAYMENT  PERIOD"  shall mean,  with respect to any
Excess Cash Flow  Payment  Date,  (i) in the case of the first  Excess Cash Flow
Payment Date  occurring  after the Initial  Borrowing  Date, the period from and including August 25, 2003 to and including June 30, 2004 and (ii) in the case of each subsequent Excess Cash Payment Flow Date, the immediately  preceding fiscal year of the Borrower.

            "EXISTING  CREDIT  AGREEMENT"  shall  mean the  Second  Amended  and
Restated  Revolving Credit Agreement,  dated as of September 24, 2001, among the
Borrower,  the lenders party thereto,  SunTrust Bank, as  administrative  agent, issuing bank and swingline lender, Heller Financial, Inc., as syndication agent, and BNP Paribas,  as documentation  agent, as amended,  modified or supplemented through the Initial Borrowing Date.

            "EXISTING  INDEBTEDNESS"  shall have the meaning provided in Section
7.21.

            "EXISTING  INDEBTEDNESS  AGREEMENTS" shall have the meaning provided in Section 5.05(viii).

            "EXISTING  PREFERRED STOCK" shall mean 5,000,000 shares of preferred stock, no par value, of the Borrower,  of which are outstanding (i) 5,000 shares of Series A 8% cumulative  convertible  preferred stock, no par value, issued to
J.P.  Morgan  Partners  (BHCA),  L.P.,  and (ii)  2,500  shares  of  Series B 8%
cumulative  convertible  preferred stock, no par value,  issued to Paribas North
America, Inc.

            "EXISTING SENIOR  SUBORDINATED LOAN AGREEMENT" shall mean the Senior
Subordinated  Note Purchase  Agreement,  dated as of October 31, 1997, among the
Borrower,  the  subsidiary  guarantors  party  thereto and the  investors  party thereto,  as amended,  modified or  supplemented  through the Initial  Borrowing
Date.

            "FACING FEE" shall have the meaning provided in Section 3.01(c).

                                      -84-

            "FEDERAL  FUNDS  RATE" shall mean,  for any  period,  a  fluctuating interest  rate equal for each day during such period to the weighted  average of the rates on overnight  Federal Funds  transactions  with members of the Federal
Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next  preceding  Business Day) by the
Federal  Reserve Bank of New York,  or, if such rate is not so published for any day which is a Business Day, the average of the  quotations for such day on such transactions  received  by the  Administrative  Agent from three  Federal  Funds brokers of recognized standing selected by the Administrative Agent.

            "FEES" shall mean all amounts payable  pursuant to or referred to in
Section 3.01.

            "FOREIGN PENSION PLAN" shall mean any plan, fund (including, without limitation,  any  superannuation  fund) or other similar program  established or maintained  outside the United  States by the Borrower or any one or more of its
Subsidiaries  primarily  for the benefit of  employees  of the  Borrower or such
Subsidiaries  residing  outside the United  States,  which  plan,  fund or other similar program provides, or results in, retirement income, a deferral of income in  contemplation  of  retirement  or  payments to be made upon  termination  of employment, and which plan is not subject to ERISA or the Code.

            "FREE CASH FLOW" shall mean, for any period, Consolidated EBITDA for such  period  minus  Capital  Expenditures  incurred  by the  Borrower  and  its
Subsidiaries  during such period (other than Capital  Expenditures made pursuant to Section 9.07(c)).

            "HAZARDOUS  MATERIALS"  shall mean (a) any  petroleum  or  petroleum products,  explosive or radioactive  materials,  asbestos in any form that is or could become  friable,  urea  formaldehyde  foam  insulation,  dielectric  fluid
containing  levels  of  polychlorinated   biphenyls,  and  radon  gas;  (b)  any
chemicals,  materials or substances  defined as or included in the definition of
"hazardous  substances,"  "hazardous waste," "hazardous  materials,"  "extremely hazardous substances,"  "restricted hazardous waste," "toxic substances," "toxic pollutants,"  "contaminants," or "pollutants," or words of similar import, under any  applicable  Environmental  Law;  and (c) any other  chemical,  material  or substance,  the  exposure  to, or  Release  of which is  prohibited,  limited or regulated by any governmental authority.

            "INDEBTEDNESS"  shall mean, as to any Person,  without  duplication,
(i) all indebtedness  (including principal,  interest, fees and charges) of such
Person for  borrowed  money or for the  deferred  purchase  price of property or services,  (ii) the maximum  amount  available  to be drawn under all letters of credit,  bankers'  acceptances and similar obligations issued for the account of such  Person and all  unpaid  drawings  in  respect  of such  letters of credit, bankers'  acceptances  and similar  obligations,  (iii) all  Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property  owned by such  Person,  whether or not such
Indebtedness  has been assumed by such Person  (provided that, if the Person has not assumed or otherwise  become  liable in respect of such  Indebtedness,  such
Indebtedness  shall be deemed to be in an amount  equal to the fair market value of the property to which such Lien relates as  determined  in good faith by such
Person),  (iv) the aggregate amount of all Capitalized Lease Obligations of such
Person, (v) all obligations of such Person to pay a specified purchase price for goods or services,  whether or not delivered or accepted,  i.e., take-or-pay and similar obligations,  (vi) all Contingent  Obligations of such Person, and (vii)

                                      -85-

all obligations under any Interest Rate Protection Agreement,  any Other Hedging
Agreement or under any similar type of agreement. Notwithstanding the foregoing,
Indebtedness  shall not include trade payables and accrued expenses  incurred by any Person in accordance with customary  practices and in the ordinary course of business of such Person.

            "INITIAL  BORROWING  DATE" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Loans occurs.

            "INSOLVENCY  PROCEEDINGS" shall have the meaning provided in Section
14.01(c).

            "INTELLECTUAL  PROPERTY" shall have the meaning  provided in Section
7.20.

            "INTERCOMPANY  LOAN"  shall  have the  meaning  provided  in Section
9.05(vi).

            "INTERCOMPANY  NOTE" shall mean a  promissory  note,  in the form of
Exhibit I, evidencing Intercompany Loans.

            "INTEREST  DETERMINATION  DATE"  shall  mean,  with  respect  to any
Eurodollar  Loan,  the  second  Business  Day prior to the  commencement  of any
Interest Period relating to such Eurodollar Loan.

            "INTEREST PERIOD" shall have the meaning provided in Section 1.09.

            "INTEREST RATE  PROTECTION  AGREEMENT"  shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

            "INVESTMENTS" shall have the meaning provided in Section 9.05.

            "ISSUING LENDER" shall mean each of BNP Paribas (except as otherwise provided in Section  12.09) and any other Lender  reasonably  acceptable  to the
Administrative  Agent which  agrees to issue  Letters of Credit  hereunder.  Any
Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by one or more Affiliates of such issuing Lender.

            "L/C  SUPPORTABLE  OBLIGATIONS"  shall mean (i)  obligations  of the
Borrower or any of its Subsidiaries with respect to workers compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its  Subsidiaries  as are  reasonably  acceptable  to the respective Issuing Lender and otherwise permitted to exist pursuant to the terms of this Agreement (other than obligations in respect of the Senior  Subordinated
Notes).

            "LEAD  ARRANGER"  shall mean BNP  Paribas,  in its  capacity as Lead
Arranger and Book Manager and any successor thereto.

            "LEASEHOLDS"  of any  Person  shall  mean all the  right,  title and interest  of such  Person  as  lessee or  licensee  in,  to and under  leases or licenses of land, improvements and/or fixtures.

                                      -86-

            "LENDER" shall mean each financial institution listed on Schedule I, as well as any Person that becomes a "Lender" hereunder pursuant to Section 1.13 or 13.04(b).

            "LENDER  DEFAULT"  shall  mean (i) the  refusal  (which has not been retracted)  or the  failure  of a Lender to make  available  its  portion of any
Borrowing  (including  any  Mandatory  Borrowing)  or to fund its portion of any unreimbursed  payment under Section  2.04(c) or (ii) a Lender having notified in writing the Borrower and/or the  Administrative  Agent that such Lender does not intend to comply with its obligations under Section 1.01(a),  1.01(b),  1.01(c),
1.01(e) or 2.

            "LETTER  OF  CREDIT"  shall  have the  meaning  provided  in Section
2.01(a).

            "LETTER OF CREDIT  FEE" shall have the  meaning  provided in Section
3.01(b).

            "LETTER OF CREDIT  OUTSTANDINGS" shall mean, at any time, the sum of
(i) the  Stated  Amount  of all  outstanding  Letters  of  Credit  and  (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

            "LETTER  OF CREDIT  REQUEST"  shall  have the  meaning  provided  in
Section 2.03(a).

            "LIEN" shall mean any mortgage, pledge,  hypothecation,  assignment,
deposit  arrangement,   encumbrance,  lien  (statutory  or  other),  preference,
priority  or  other  security   agreement  of  any  kind  or  nature  whatsoever
(including,  without  limitation,  any conditional sale or other title retention agreement,  any financing or similar  statement or notice filed under the UCC or
any  other  similar   recording  or  notice   statute,   and  any  lease  having
substantially the same effect as any of the foregoing).

            "LIEN ENFORCEMENT ACTION" means (i) any action by the Administrative
Agent  or the  Collateral  Agent to  foreclose  on the  Liens on the  Collateral granted to secure the Obligations,  (ii) any action by the Administrative  Agent or the  Collateral  Agent to take  possession  of (other  than for  purposes  of perfection  of  security  interests  or to take  exclusive  control  of  deposit accounts),  sell or otherwise realize (judicially or non-judicially) upon any of the Collateral granted to secure the Obligations (including, without limitation, by setoff or notification of account debtors),  and/or (iii) the commencement by the  Administrative  Agent  or the  Collateral  Agent of any  legal  proceedings against or with respect to the Collateral to facilitate the actions described in
(i) and (ii) above.

            "LIEN  SUBORDINATION"  shall have the  meaning  provided  in Section
14.01(e).

            "LOAN"  shall  mean each Term  Loan,  each  Revolving  Loan and each
Swingline Loan.

            "LOAN OBLIGATIONS" shall mean all Loans,  reimbursement  obligations and all other amounts owing to the  Administrative  Agent, the Collateral Agent, any Issuing Lender,  the Swingline Lender or any Lender pursuant to the terms of this Agreement.

            "MANAGEMENT  AGREEMENTS"  shall have the meaning provided in Section
5.05.

                                      -87-

            "MANDATORY  BORROWING"  shall have the  meaning  provided in Section
1.01(e).

            "MARGIN  REDUCTION  PERIOD"  shall  mean  each  period  which  shall commence  on the  date  upon  which  the  respective  officer's  certificate  is delivered  pursuant to Section  8.01(f)  (together  with the  related  financial statements  pursuant  to Section  8.01(b) or (c),  as the case may be) and which shall  end on the date of  actual  delivery  of the next  officer's  certificate pursuant to Section  8.01(f) (and related  financial  statements)  or the latest date on which such next officer's certificate (and related financial statements)
is  required  to be so  delivered;  it being  understood  that the first  Margin
Reduction  Period shall commence with the delivery of the  Borrowers'  financial statements (and related officer's  certificate) in respect of its fiscal quarter of the Borrower ended June 30, 2004.

            "MARGIN STOCK" shall have the meaning provided in Regulation U.

            "MATERIAL  ADVERSE EFFECT" shall mean (i) a material  adverse effect on the business, operations, property, projections, assets, liabilities (whether contractual,  environmental or otherwise), condition (financial or otherwise) or prospects  of the  Borrower  and its  Subsidiaries  taken  as a whole  or (ii) a material  adverse  effect (x) on the rights or  remedies  of the  Lenders or the
Administrative  Agent hereunder or under any other Credit Document or (y) on the ability of any Credit  Party to perform  its  obligations  to the Lenders or the
Administrative Agent hereunder or under any other Credit Document.

            "MATERIAL  CONTRACT"  shall mean any  contract  or other  agreement, written or oral, of the Borrower or its  Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

            "MATURITY DATE" shall mean, with respect to the relevant  Tranche of
Loans,  the A Term Loan  Maturity  Date,  the B Term  Loan  Maturity  Date,  the
Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be.

            "MAXIMUM SWINGLINE AMOUNT" shall mean $1,000,000.

            "MINIMUM   BORROWING   AMOUNT"   shall  mean  (i)  for  Term  Loans,
$10,000,000,  (ii) for Revolving Loans, $500,000, and (iii) for Swingline Loans,
$100,000.

            "MOODY'S" shall mean Moody's Investors Service, Inc.

            "MORTGAGE" shall mean a mortgage, leasehold mortgage, deed of trust, leasehold deed of trust,  deed to secure debt,  leasehold deed to secure debt or similar security instrument.

            "MORTGAGE  POLICY" shall mean a mortgage title insurance policy or a binding commitment with respect thereto.

            "MORTGAGED PROPERTY" shall mean any Real Property owned or leased by the Borrower or any of its  Subsidiaries  which is encumbered (or required to be encumbered) by a Mortgage.

            "NAIC"   shall   mean  the   National   Association   of   Insurance
Commissioners.

                                      -88-

            "NET DEBT  PROCEEDS"  shall mean,  with respect to any incurrence of
Indebtedness  for  borrowed  money,  the  cash  proceeds  (net  of  underwriting discounts and  commissions  and other  reasonable  costs  associated  therewith)
received  by the  respective  Person  from  the  respective  incurrence  of such
Indebtedness for borrowed money.

            "NET EQUITY  PROCEEDS"  shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, the
cash  proceeds  (net  of  underwriting   discounts  and  commissions  and  other
reasonable  costs  associated  therewith)  received  by  such  Person  from  the respective  sale or  issuance  of its  equity  or from  the  respective  capital contribution.

            "NET INSURANCE  PROCEEDS"  shall mean,  with respect to any Recovery
Event,  the cash  proceeds  (net of  reasonable  costs  and  taxes  incurred  in connection  with such  Recovery  Event)  received  by the  respective  Person in connection with such Recovery Event.

            "NET SALE  PROCEEDS"  shall mean, for any Asset Sale, the gross cash proceeds  (including any cash received by way of deferred  payment pursuant to a promissory  note,  receivable  or  otherwise,  but  only as and  when  received)
received  from such sale of  assets,  net of the  reasonable  costs of such sale
(including fees and commissions,  payments of unassumed  liabilities relating to
the  assets  sold  and  required  payments  of  any  Indebtedness   (other  than
Indebtedness secured pursuant to the Security Documents) which is secured by the respective assets which were sold), and the incremental taxes paid or payable as a result of such Asset Sale.

            "NON-COMPETE  AGREEMENTS" shall have the meaning provided in Section
5.05.

            "NON-DEFAULTING  LENDER" and  "Non-Defaulting  RL Lender" shall mean and  include  each  Lender  or RL  Lender,  as the  case  may be,  other  than a
Defaulting Lender.

            "NOTE" shall mean each A Term Note, each B Term Note, each Revolving
Note and the Swingline Note.

            "NOTICE OF  BORROWING"  shall have the  meaning  provided in Section
1.03(a).

            "NOTICE OF CONVERSION/CONTINUATION"  shall have the meaning provided in Section 1.06.

            "NOTICE OFFICE" shall mean (i) for credit notices, the office of the
Administrative  Agent located at 787 Seventh  Avenue,  New York, New York 10019,
Attention:  Sima Davis, Telephone No.: (212) 841-2000, and Telecopier No.: (212)
841-2861,  and (ii) for operational  notices,  the office of the  Administrative
Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Sophia
Crown,  Telephone No.: (212) 841-2000,  and Telecopier  No.: (212) 471-6697,  or
such other office or person as the Administrative  Agent may hereafter designate in writing as such to the other parties hereto.

            "OBLIGATIONS" shall mean all Obligations (as defined in the Security
Agreement)  owing by any Credit Party to any Secured Creditor and shall include, without  limitation,  all now existing or hereafter arising debts,  obligations, covenants,  and duties of  payment  or  performance  of every  kind,  matured or unmatured, direct or contingent,  owing, arising, due, or payable to any Secured

                                      -89-

Creditor by any Credit Party  arising out of this  Agreement or any other Credit
Document,  including,  without limitation, all obligations to repay principal or interest on the Loans and all obligations  related to Letters of Credit,  and to pay interest,  fees, costs, charges,  expenses,  professional fees, and all sums chargeable  to the  Borrower or for which the  Borrower is liable as  indemnitor under  the  Credit  Documents,  whether  or not  evidenced  by any note or other instrument.

            "OTHER  HEDGING   AGREEMENTS"   shall  mean  any  foreign   exchange
contracts,  currency  swap  agreements,  commodity  agreements  or other similar arrangements,  or  arrangements  designed  to protect  against  fluctuations  in currency values or commodity prices.

            "PARTICIPANT" shall have the meaning provided in Section 2.04(a).

            "PAYMENT OFFICE" shall mean the office of the  Administrative  Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Sophia Crown
or such other  office as the  Administrative  Agent may  hereafter  designate in writing as such to the other parties hereto.

            "PBGC"  shall  mean  the  Pension   Benefit   Guaranty   Corporation
established pursuant to Section 4002 of ERISA, or any successor thereto.

            "PERMITTED  ACQUISITION"  shall mean the acquisition by the Borrower or a  Wholly-Owned  Domestic  Subsidiary  of the Borrower  which is a Subsidiary
Guarantor of an Acquired Entity or Business  (including by way of merger of such
Acquired  Entity or Business with and into the Borrower (so long as the Borrower is the  surviving  corporation)  or a  Wholly-Owned  Domestic  Subsidiary of the
Borrower which is a Subsidiary Guarantor (so long as the Subsidiary Guarantor is the surviving corporation)),  provided that (in each case) (A) the consideration paid or to be paid by the  Borrower  or such  Wholly-Owned  Domestic  Subsidiary consists  solely of cash  (including  proceeds of  Revolving  Loans or Swingline
Loans),  the  issuance or  incurrence  of  Indebtedness  otherwise  permitted by
Section 9.04 and the  assumption/acquisition  of any Indebtedness (calculated at face value) which is  permitted to remain  outstanding  in  accordance  with the requirements  of Section 9.04, (B) in the case of the acquisition of 100% of the capital  stock or other  equity  interests  of any Person  (including  by way of merger), such Person shall own no capital stock or other equity interests of any other Person  (excluding de minimis amounts) unless such Person owns 100% of the capital  stock or other equity  interests of such other  Person,  (C) all of the business, division or product line acquired pursuant to the respective Permitted
Acquisition,  or the business of the Person acquired  pursuant to the respective
Permitted  Acquisition and its  Subsidiaries  taken as a whole, is in the United
States,  (D) the Acquired Entity or Business acquired pursuant to the respective
Permitted  Acquisition  is in a business  permitted  by Section 9.17 and (E) all applicable  requirements of Sections 8.16, 9.02 and 9.18 applicable to Permitted
Acquisitions are satisfied.  Notwithstanding  anything to the contrary contained in the immediately  preceding sentence,  an acquisition which does not otherwise
meet  the   requirements  set  forth  above  in  the  definition  of  "Permitted
Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the
Required Lenders agree in writing,  prior to the consummation thereof, that such acquisition  shall  constitute  a  Permitted  Acquisition  for  purposes of this
Agreement.

                                      -90-

            "PERMITTED  ACQUISITION  BASKET  AMOUNT" shall mean, for each fiscal year of the  Borrower,  $2,000,000  (or,  in the case of the fiscal  year of the
Borrower  ending  June  30,  2004,  $3,000,000,  but  only  to the  extent  such incremental  $1.0  million  over the  annual  basket  provided  above is used to
acquire   the  assets  of   Coca-Cola   Enterprises   pursuant  to  a  Permitted
Acquisition).

            "PERMITTED  ENCUMBRANCE"  shall mean,  with respect to any Mortgaged
Property,  such  exceptions  to title as are set  forth in the  Mortgage  Policy delivered with respect  thereto,  all of which  exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

            "PERMITTED LIENS" shall have the meaning provided in Section 9.01.

            "PERSON"  shall mean any  individual,  partnership,  joint  venture, firm,  corporation,  association,  limited  liability  company,  trust  or other enterprise or any government or political subdivision or any agency,  department or instrumentality thereof.

            "PLAN"  shall mean any  pension  plan as defined in Section  3(2) of
ERISA,  which  is  maintained  or  contributed  to by (or to  which  there is an obligation to contribute  of) the Borrower or a Subsidiary of the Borrower or an
ERISA  Affiliate  and  each  such  plan  for the five  year  period  immediately following the latest date on which the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

            "PLEDGE AGREEMENT" shall have the meaning provided in Section 5.10.

            "PLEDGE AGREEMENT COLLATERAL" shall mean all "Collateral" as defined in the Pledge Agreement.

            "PLEDGEE" shall have the meaning provided in the Pledge Agreement.

            "PRIME  LENDING  RATE" shall mean the rate which the  Administrative
Agent  announces  from time to time as its prime lending rate, the Prime Lending
Rate to change when and as such prime  lending rate  changes.  The Prime Lending
Rate is a reference rate and does not  necessarily  represent the lowest or best rate actually  charged to any customer by the  Administrative  Agent,  which may make commercial loans or other loans at rates of interest at, above or below the
Prime Lending Rate.

            "PRO FORMA BASIS" shall mean, in connection  with any calculation of compliance  with any  financial  covenant or  financial  term,  the  calculation thereof  after giving  effect on a pro forma basis to (x) the  incurrence of any
Indebtedness  (other than revolving  Indebtedness,  except to the extent same is incurred to refinance other  outstanding  Indebtedness or to finance a Permitted
Acquisition)  after the first day of the relevant  Calculation Period as if such
Indebtedness  had been incurred (and the proceeds  thereof applied) on the first day of the  relevant  Calculation  Period,  (y) the  permanent  repayment of any
Indebtedness (other than revolving Indebtedness except to the extent accompanied by a corresponding  permanent  commitment  reduction) after the first day of the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant  Calculation  Period  and/or (z) the  Permitted
Acquisition,  if any,  then  being  consummated  as well as any other  Permitted
Acquisition  consummated after the first day of the relevant  Calculation Period

                                      -91-

and on or prior to the date of the respective  Permitted  Acquisition then being effected,  as the case may be, with the  following  rules to apply in connection therewith:

            (i) all Indebtedness (x) (other than revolving Indebtedness,  except to the extent same is incurred to refinance other outstanding Indebtedness or to finance a Permitted  Acquisition) incurred or issued after the first day of the  relevant  Calculation  Period  (whether  incurred to finance a
      Permitted  Acquisition,  to refinance  Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds  thereof applied)
      on  the  first  day  of  the  respective  Calculation  Period  and  remain outstanding  through  the  date  of  determination  and  (y)  (other  than revolving Indebtedness except to the extent accompanied by a corresponding permanent commitment reduction)  permanently retired or redeemed after the first day of the relevant  Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective  Calculation Period and remain retired through the date of determination;

            (ii)  all  Indebtedness   assumed  to  be  outstanding  pursuant  to
      preceding  clause  (i) shall be deemed to have borne  interest  at (x) the rate applicable thereto, in the case of fixed rate indebtedness, or (y) at the rate which would have been  applicable  thereto on the last day of the respective  Calculation  Period, in the case of floating rate Indebtedness
      (although  interest  expense with respect to any  Indebtedness for periods while same was actually  outstanding during the respective period shall be calculated  using the  actual  rates  applicable  thereto  while  same was actually outstanding); and

            (iii) in making any determination of Consolidated  EBITDA, pro forma effect shall be given to any Permitted Acquisition  consummated during the periods described above, with such Consolidated EBITDA to be determined as if such  Permitted  Acquisition  was  consummated  on the first day of the relevant Calculation Period, but without taking into account any pro forma cost savings and expenses.

            "PROJECTIONS"  shall mean the projections,  dated June 2, 2003, that were  provided at the annual bank  meeting and were  prepared by or on behalf of
the  Borrower  in  connection   with  the   Transaction  and  delivered  to  the
Administrative Agent and the Lenders prior to the Initial Borrowing Date.

            "PURCHASE DATE" shall have the meaning provided in Section 14.01(h).

            "PURCHASE  NOTICE"  shall  have  the  meaning  provided  in  Section
14.01(h).

            "PURCHASING  LENDER"  shall  have the  meaning  provided  in Section
14.01(h).

            "QUARTERLY  PAYMENT  DATE" shall mean the last  Business Day of each
September,  December, March and June occurring after the Initial Borrowing Date, commencing on September 30, 2003.

            "REAL  PROPERTY" of any Person  shall mean all the right,  title and interest of such Person in and to land,  improvements  and  fixtures,  including
Leaseholds.

                                      -92-

            "RECOVERY  EVENT"  shall mean the receipt by the  Borrower or any of its Subsidiaries of any cash insurance  proceeds or condemnation  awards payable
(i) by reason of theft, loss, physical destruction,  damage, taking or any other similar  event with  respect to any property or assets of the Borrower or any of its  Subsidiaries  and  (ii)  under  any  policy  of  insurance  required  to be maintained under Section 8.03.

            "REFINANCING"  shall mean the repayment of all outstanding loans and all  other  obligations  (and the  termination  of all  commitments)  under  the
Existing Credit Agreement and Existing Senior  Subordinated  Loan Agreement,  as
described in Section 5.07.

            "REGISTER" shall have the meaning provided in Section 13.15.

            "REGULATION D" shall mean  Regulation D of the Board of Governors of the Federal  Reserve  System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

            "REGULATION T" shall mean  Regulation T of the Board of Governors of the Federal  Reserve  System as from time to time in effect and any successor to all or a portion thereof.

            "REGULATION U" shall mean  Regulation U of the Board of Governors of the Federal  Reserve  System as from time to time in effect and any successor to all or a portion thereof.

            "REGULATION X" shall mean  Regulation X of the Board of Governors of the Federal  Reserve  System as from time to time in effect and any successor to all or a portion thereof.

            "RELEASE" shall mean actively or passively  disposing,  discharging, injecting,  spilling, pumping, leaking, leaching,  dumping, emitting,  escaping, emptying,  pouring,  seeping,  migrating  or the like,  into or upon any land or water or air, or otherwise entering into the indoor or outdoor environment.

            "REPLACED LENDER" shall have the meaning provided in Section 1.13.

            "REPLACEMENT  LENDER"  shall have the  meaning  provided  in Section
1.13.

            "REPORTABLE  EVENT" shall mean an event described in Section 4043(c)
of ERISA with  respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day  notice  period is waived  under  subsection
..22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

            "REQUIRED B TERM LOAN LENDERS"  shall mean  Non-Defaulting  Lenders, the sum of whose  outstanding B Term Loans (or, if prior to the  termination  of the Total B Term Loan Commitment,  B Term Loan Commitments)  represent an amount greater than 50% of the sum of all outstanding B Term Loans (or, if prior to the termination of the Total B Term Loan Commitment, the B Term Loan Commitments) of
all Non-Defaulting Lenders.

                                      -93-

            "REQUIRED  LENDERS"  shall mean  Non-Defaulting  Lenders  the sum of whose  outstanding  Term  Loans and  Revolving  Loan  Commitments  (or after the termination  thereof,  outstanding  Revolving  Loans and RL  Percentages  of (x)
outstanding Swingline Loans and (y) Letter of Credit Outstandings)  represent an amount  greater  than  55% of the  sum of (i)  all  outstanding  Term  Loans  of
Non-Defaulting  Lenders and (ii) the Total  Revolving Loan  Commitment  less the
Revolving Loan  Commitments of all Defaulting  Lenders (or after the termination thereof,  the sum of then total  outstanding  Revolving Loans of  Non-Defaulting
Lenders and the aggregate RL  Percentages of all  Non-Defaulting  Lenders of the
total  outstanding  Swingline  Loans and Letter of Credit  Outstandings  at such time).

            "REQUIRED SENIOR LENDERS" shall mean Non-Defaulting  Lenders the sum of whose  outstanding A Term Loans and Revolving Loan  Commitments (or after the termination  thereof ,  outstanding  Revolving  Loans and RL  Percentages of (x)
outstanding  Swingline Loans and (y) Letter of Credit Oustandings)  represent an amount  greater  than 662/3% of the sum of (i) all  outstanding  A Term Loans of
Non-Defaulting  Lenders and (ii) the Total  Revolving Loan  Commitment  less the
Revolving  Loan  Commitment  of all  Defaulting  Lenders  and the  aggregate  RL
Percentages of all  Non-Defaulting  Lenders of the total  outstanding  Swingline
Loans and Letter of Credit  Outstandings at such time).  If an action  specified herein  requires the approval of the Required  Senior Lenders at a time when the
Senior Loans have been repaid in full and all  Commitments  regarding the Senior
Loans have terminated,  then the action shall be deemed to require, instead, the approval of the Required Lenders.

            "RETURNS" shall have the meaning provided in Section 7.09.

            "REVOLVING LOAN" shall have the meaning provided in Section 1.01(c).

            "REVOLVING LOAN COMMITMENT" shall mean, for each Lender,  the amount set forth  opposite such  Lender's name in Schedule I directly  below the column entitled  "Revolving  Loan  Commitment," as same may be (x) reduced from time to time or terminated pursuant to Sections 3.02, 3.03 and/or 10, as applicable,  or
(y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

            "REVOLVING LOAN MATURITY DATE" shall mean August 25, 2007.

            "REVOLVING NOTE" shall have the meaning provided in Section 1.05(a).

            "RL LENDER" shall mean each Lender with a Revolving Loan  Commitment or with outstanding Revolving Loans.

            "RL  PERCENTAGE"  of any RL Lender at any time shall mean a fraction
(expressed  as a  percentage)  the  numerator  of  which is the  Revolving  Loan
Commitment  of such RL Lender at such time and the  denominator  of which is the
Total Revolving Loan Commitment at such time, provided that if the RL Percentage of any RL Lender is to be determined  after the Total  Revolving Loan Commitment has  been  terminated,  then  the RL  Percentages  of such RL  Lender  shall  be determined immediately prior (and without giving effect) to such termination.

                          "S&P" shall mean Standard & Poor's Ratings Services, a
division of the McGraw Hill Company, Inc., and any successor owner of such division.

                                      -94-

            "SCHEDULED A REPAYMENT"  shall have the meaning  provided in Section
4.02(b).

            "SCHEDULED  A REPAYMENT  DATE"  shall have the  meaning  provided in
Section 4.02(b).

            "SEC" shall have the meaning provided in Section 8.01(h).

            "SEC DOCUMENTS" shall have the meaning provided in Section 7.05(g).

            "SECTION 4.04(b)(ii) CERTIFICATE" shall have the meaning provided in
Section 4.04(b)(ii).

            "secured creditors" shall have the meaning assigned that term in the respective Security Documents.

            "SECURITIES  ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "SECURITIES  EXCHANGE ACT" shall mean the Securities Exchange Act of
1934, as amended, and the rules and regulations promulgated thereunder.

            "SECURITY  AGREEMENT"  shall have the  meaning  provided  in Section
5.11.

            "SECURITY  AGREEMENT  COLLATERAL"  shall  mean all  "Collateral"  as defined in the Security Agreement.

            "SECURITY  DOCUMENT"  shall mean and  include  each of the  Security
Agreement,  the Pledge  Agreement,  each Mortgage  and,  after the execution and delivery thereof, each Additional Security Document.

            "SENIOR  CREDITORS"  shall mean and include  each  Secured  Creditor other than a B Term Loan Lender.

            "SENIOR  LENDERS"  shall mean,  collectively,  the RL  Lenders,  the
Swingline Lender and the A Term Loan Lenders.

            "SENIOR LOAN MATURITY DATE" shall mean August 25, 2007.

            "SENIOR   LOAN   OBLIGATIONS"   shall  mean  all  Loan   Obligations
constituting Senior Obligations.

            "SENIOR  LOANS"  shall mean,  together,  the  Revolving  Loans,  the
Swingline Loans and the A Term Loans.

            "SENIOR  OBLIGATIONS" shall mean all Obligations that are not B Term
Loan Obligations.

            "SENIOR   SUBORDINATED   NOTE  DOCUMENTS"   shall  mean  the  Senior
Subordinated Note Purchase  Agreement,  the Senior  Subordinated  Notes and each

                                      -95-

other  document  or  agreement  (including,   without  limitation  any  and  all
guaranties  and  warrant  agreements)  relating  to the  issuance  of the Senior
Subordinated Notes.

            "SENIOR  SUBORDINATED NOTE PURCHASE AGREEMENT" shall mean the Senior
Subordinated  Note Purchase  Agreement,  dated as of August 25, 2003,  among the
Borrower and the investors named therein,  as in effect on the Initial Borrowing
Date and as the same may be amended,  modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "SENIOR  SUBORDINATED  NOTES" shall mean the Borrower's 16.3% Senior
Subordinated  Notes  due  February  27,  2009  issued  pursuant  to  the  Senior
Subordinated  Note Purchase  Agreement,  bearing interest at a rate of 16.3% per annum (12% of which  shall be payable in cash and 4.3% of which shall be payable in kind), as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof and thereof.

            "SHAREHOLDERS'  AGREEMENTS"  shall  have  the  meaning  provided  in
Section 5.05.

            "START  DATE"  shall  mean,  with  respect to any  Margin  Reduction
Period, the first day of such Margin Reduction Period.

            "STATED  AMOUNT" of each Letter of Credit  shall mean,  at any time, the maximum amount  available to be drawn  thereunder  (in each case  determined without regard to whether any conditions to drawing could then be met).

            "SUBSIDIARIES  GUARANTY" shall mean the Subsidiaries Guaranty in the form of Exhibit M, as amended, modified,  restated and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "SUBSIDIARY"  shall mean, as to any Person, (i) any corporation more than 50% of whose  stock of any class or  classes  having  by the terms  thereof ordinary  voting power to elect a majority of the directors of such  corporation
(irrespective  of  whether  or not at the time  stock of any class or classes of such  corporation  shall  have or  might  have  voting  power by  reason  of the happening of any  contingency) is at the time owned by such Person and/or one or more  Subsidiaries of such Person and (ii) any  partnership,  limited  liability company, association,  joint venture or other entity in which such Person and/or one or more  Subsidiaries  of such Person has more than a 50% equity interest at the time.

            "SUBSIDIARY  GUARANTOR"  shall mean each  Subsidiary of the Borrower established, created or acquired after the Initial Borrowing Date.

            "SWINGLINE  EXPIRY DATE" shall mean that date which is five Business
Days prior to the Revolving Loan Maturity Date.

            "SWINGLINE LENDER" shall mean BNP Paribas for so long as BNP Paribas is the  Administrative  Agent hereunder and thereafter  shall mean the successor
Administrative Agent in its individual capacity.

            "SWINGLINE LOAN" shall have the meaning provided in Section 1.01(d).

                                      -96-

            "SWINGLINE NOTE" shall have the meaning provided in Section 1.05(a).

            "SYNDICATION   DATE"   shall   mean  that   date   upon   which  the
Administrative  Agent  determines  in its  sole  discretion  (and  notifies  the
Borrower) that the primary  syndication  (and  resultant  addition of Persons as
Lenders pursuant to Section 13.04(b)) has been completed.

            "TAX SHARING  AGREEMENTS" shall have the meaning provided in Section
5.05.

            "TAXES" shall have the meaning provided in Section 4.04(a).

            "TERM LOAN" shall mean the A Term Loans and B Term Loans.

            "TEST DATE" shall mean, with respect to any Start Date, the last day of the most recent fiscal  quarter of the Borrower  ended  immediately  prior to such Start Date.

            "TEST  PERIOD"  shall mean each  period of four  consecutive  fiscal quarters of the Borrower  then last ended (in each case taken as one  accounting period);  provided  however  that  (i)  for  purposes  of any  determination  of compliance  with Section  9.09 or 9.13,  the term "Test  Period"  shall mean the fiscal quarter of the Borrower then last ended (taken as one accounting  period)
and (ii) for purposes of any  determination  of compliance  with Section 9.12 at any time on or prior to June 30, 2004, the period commencing on July 1, 2003 and ending on the last day of the  fiscal  quarter of the  Borrower  then last ended
(taken as one  accounting  period).  Notwithstanding  anything  to the  contrary contained  above or in Section  13.07 or  otherwise  required  by United  States generally  accepted  accounting  principles,  for purposes of any calculation of
Consolidated  Interest Expense pursuant to Section 9.08 and Consolidated  EBITDA
required  in  determining   the   Consolidated   Total  Leverage  Ratio  or  the
Consolidated  Senior  Leverage  Ratio at any time on or prior to  September  30,
2004, the term "Test Period" shall mean a one-year period ending on the last day of the fiscal quarter then last ended, with any calculations of (x) Consolidated
Interest Expense required in determining compliance with Section 9.08 to be made on a pro forma basis in  accordance  with,  and to the extent  provided  in, the
immediately   succeeding  sentence  and  (y)  Consolidated  EBITDA  required  in determining the Consolidated  Total Leverage Ratio and the  Consolidated  Senior
Leverage Ratio (including for purposes of the Applicable Margin) to be made on a pro forma basis in accordance  with,  and to the extent  provided in, the second succeeding  sentence.  To the extent the respective Test Period (i) includes the fiscal quarter of the Borrower ended  December 31, 2002,  Consolidated  Interest
Expense for such fiscal quarter shall be deemed to be $1,873,000,  (ii) includes the fiscal quarter of the Borrower ended March 31, 2003,  Consolidated  Interest
Expense for such fiscal quarter shall be deemed to be $1,766,000, (iii) includes the fiscal  quarter of the Borrower ended June 30, 2003,  Consolidated  Interest
Expense  for such  fiscal  quarter  shall be  deemed to be  $1,738,000  and (iv)
includes  the  fiscal  quarter  of  the  Borrower  ended   September  30,  2003,
Consolidated  Interest  Expense  shall be determined  using actual  Consolidated
Interest  Expense for such period  determined in accordance  with the definition thereof.  To the extent the  respective  Test  Period  (i)  includes  the fiscal quarter of the Borrower  ended December 31, 2002,  Consolidated  EBITDA for such fiscal  quarter  shall be deemed to be  $4,421,000,  (ii)  includes  the  fiscal quarter of the  Borrower  ended  March 31,  2003,  Consolidated  EBITDA for such fiscal  quarter  shall be deemed to be  $5,436,000,  (iii)  includes  the fiscal quarter of the Borrower ended June 30, 2003, Consolidated EBITDA for such fiscal quarter shall be deemed to be $6,285,000 and (iv) includes the fiscal quarter of

                                      -97-

the Borrower ended September 30, 2003,  Consolidated  EBITDA shall be determined using actual  Consolidated  EBITDA for such period determined in accordance with the definition thereof; provided that any additional adjustments required by the definition of Pro Forma Basis for occurrences  after the Initial  Borrowing Date shall also be made.  "Total A Term Loan Commitment" shall mean, at any time, the sum of the A Term Loan Commitments of each of the Lenders at such time.

            "TOTAL B TERM LOAN  COMMITMENT"  shall mean, at any time, the sum of the B Term Loan Commitments of each of the Lenders at such time.

            "TOTAL  COMMITMENT"  shall  mean,  at  any  time,  the  sum  of  the
Commitments of each of the Lenders at such time.

            "TOTAL REVOLVING LOAN  COMMITMENT"  shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders at such time.

            "TOTAL  UNUTILIZED  REVOLVING  LOAN  COMMITMENT"  shall mean, at any time,  an  amount  equal  to the  remainder  of (x)  the  Total  Revolving  Loan
Commitment then in effect less (y) the sum of the aggregate  principal amount of all Revolving  Loans and  Swingline  Loans then  outstanding  plus the aggregate amount of all Letter of Credit Outstandings.

            "TRANCHE"  shall  mean  the  respective   facility  and  commitments
utilized in making Loans  hereunder,  with there being four  separate  Tranches,
i.e., A Term Loans, B Term Loans, Revolving Loans and Swingline Loans. ----

            "TRANSACTION"  shall  mean,  collectively,  (i) the  issuance of the
Senior Subordinated  Notes, (ii) the consummation of the Refinancing,  (iii) the entering into of the Credit Documents and the incurrence of Loans on the Initial
Borrowing Date and (iv) the payment of all fees and expenses in connection  with the foregoing.

            "TRIGGERING  EVENT"  shall  mean  any  of  the  following:  (i)  the acceleration of the Loan Obligations,  (ii) any failure of the Borrower to repay the Senior Loan  Obligations  on the Senior  Loan  Maturity  Date,  or (iii) the
taking by the  Administrative  Agent or Collateral Agent of any Lien Enforcement
Action.

            "TRIGGERING  EVENT  NOTICE"  shall  mean  any  notice  given  by the
Administrative  Agent or the  Collateral  Agent  to the  Lenders  regarding  the occurrence of a Triggering Event.

            "TYPE"  shall mean the type of Loan  determined  with  regard to the interest  option  applicable  thereto,  i.e.,  whether  a Base  Rate  Loan  or a
Eurodollar Loan.

            "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

            "UNFUNDED  CURRENT  LIABILITY" of any Plan shall mean the amount, if any,  by which  the  value  of the  accumulated  plan  benefits  under  the Plan determined on a plan termination basis in accordance with actuarial  assumptions at such time  consistent  with  those  prescribed  by the PBGC for  purposes  of

                                      -98-

Section  4044 of  ERISA,  exceeds  the fair  market  value  of all  plan  assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contribution).

            "UNITED  STATES"  AND "U.S."  shall  each mean the United  States of
America.

            "UNPAID DRAWING" shall have the meaning provided in Section 2.05(a).

            "UNUTILIZED  REVOLVING LOAN COMMITMENT"  shall mean, with respect to any Lender at any time,  such Lender's  Revolving  Loan  Commitment at such time less the sum of (i) the aggregate  outstanding principal amount of all Revolving
Loans made by such Lender at such time and (ii) such  Lender's RL  Percentage of the Letter of Credit Outstandings at such time.

            "WARN ACT" shall have the meaning provided in Section 7.19.

            "WHOLLY-OWNED DOMESTIC SUBSIDIARY" shall mean, as to any Person, any
Wholly-Owned Subsidiary of such Person which is incorporated or organized in the
United States or any State thereof.

            "WHOLLY-OWNED  SUBSIDIARY"  shall mean,  as to any  Person,  (i) any corporation  100% of whose  capital  stock is at the time  owned by such  Person and/or  one or more  Wholly-Owned  Subsidiaries  of such  Person  and  (ii)  any partnership,  association,  joint  venture or other  entity in which such Person and/or one or more  Wholly-Owned  Subsidiaries  of such Person has a 100% equity interest at such time.

            SECTION 12. THE ADMINISTRATIVE AGENT.

            12.01  APPOINTMENT.  The Lenders  hereby  irrevocably  designate and appoint BNP Paribas as Administrative Agent (for purposes of this Section 12 and
Section 13.01, the term "Administrative Agent" also shall include BNP Paribas in its capacity as Collateral  Agent pursuant to the Security  Documents) to act as specified  herein  and  in  the  other  Credit  Documents.  Each  Lender  hereby irrevocably  authorizes,  and each holder of any Note by the  acceptance of such
Note shall be deemed irrevocably to authorize,  the Administrative Agent to take such action on its behalf  under the  provisions  of this  Agreement,  the other
Credit Documents and any other instruments and agreements  referred to herein or therein and to exercise  such powers and to perform  such duties  hereunder  and thereunder as are  specifically  delegated to or required of the  Administrative
Agent by the terms  hereof and thereof and such other  powers as are  reasonably incidental thereto.  The Administrative  Agent may perform any of its respective duties  hereunder by or through its officers,  directors,  agents,  employees or affiliates.

            12.02 NATURE OF DUTIES. The Administrative  Agent shall not have any duties or  responsibilities  except those  expressly set forth in this Agreement and in the other Credit Documents.  Neither the Administrative  Agent nor any of
its officers, directors, agents, employees or affiliates shall be liable for any action  taken or  omitted  by it or them  hereunder  or under any  other  Credit
Document or in connection  herewith or therewith,  unless caused by its or their gross  negligence or willful  misconduct  (as determined by a court of competent jurisdiction  in a  final  and  non-appealable  decision).  The  duties  of  the

                                      -99-

Administrative  Agent shall be  mechanical  and  administrative  in nature;  the
Administrative  Agent  shall not have by reason of this  Agreement  or any other
Credit Document a fiduciary  relationship in respect of any Lender or the holder of any Note;  and nothing in this  Agreement  or in any other  Credit  Document, expressed or implied,  is intended to or shall be so construed as to impose upon the  Administrative  Agent any  obligations  in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

            12.03 LACK OF RELIANCE ON THE  ADMINISTRATIVE  AGENT.  Independently
and without reliance upon the  Administrative  Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make  (i) its own  independent  investigation  of the  financial  condition  and affairs of the Borrower and its  Subsidiaries  in connection with the making and the  continuance  of the Loans and the  taking  or not  taking of any  action in connection  herewith and (ii) its own appraisal of the  creditworthiness  of the
Borrower  and  its  Subsidiaries  and,  except  as  expressly  provided  in this
Agreement,  the Administrative  Agent shall not have any duty or responsibility, either  initially or on a continuing  basis, to provide any Lender or the holder of any Note with any credit or other  information with respect thereto,  whether coming  into its  possession  before  the  making of the Loans or at any time or times  thereafter.  The  Administrative  Agent shall not be  responsible  to any
Lender or the  holder  of any Note for any  recitals,  statements,  information, representations  or warranties  herein or in any document,  certificate or other writing  delivered in connection  herewith or for the execution,  effectiveness, genuineness, validity, enforceability,  perfection, collectibility,  priority or sufficiency  of this  Agreement  or any other Credit  Document or the  financial condition of the Borrower or any of its  Subsidiaries or be required to make any inquiry  concerning  either the  performance  or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document,  or the financial  condition of the Borrower or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

            12.04  Certain   RIGHTS  OF  THE   ADMINISTRATIVE   AGENT.   If  the
Administrative  Agent  requests  instructions  from the  Required  Lenders  with respect to any act or action (including  failure to act) in connection with this
Agreement  or any other  Credit  Document,  the  Administrative  Agent  shall be entitled to refrain  from such act or taking  such  action  unless and until the
Administrative Agent shall have received instructions from the Required Lenders;
and the  Administrative  Agent shall not incur liability to any Lender by reason of so refraining.  Without  limiting the  foregoing,  neither any Lender nor the holder  of any Note  shall  have any  right of  action  whatsoever  against  the
Administrative  Agent  as  a  result  of  the  Administrative  Agent  acting  or refraining  from  acting  hereunder  or  under  any  other  Credit  Document  in accordance with the instructions of the Required Lenders.

            12.05 RELIANCE.  The Administrative Agent shall be entitled to rely, and shall be fully  protected in relying,  upon any note,  writing,  resolution,
notice,   statement,   certificate,   telex,  teletype  or  telecopier  message,
cablegram,  radiogram, order or other document or telephone message signed, sent or made by any Person that the  Administrative  Agent  believed to be the proper
Person,  and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties  hereunder and thereunder,  upon advice of counsel selected by the Administrative Agent.

                                     -100-

            12.06  INDEMNIFICATION.  To the extent the Administrative  Agent (or any affiliate  thereof) is not reimbursed and  indemnified by the Borrower,  the
Lenders will reimburse and indemnify the Administrative Agent (and any affiliate thereof) in proportion to their  respective  "percentage" as used in determining the Required Lenders (determined as if there were no Defaulting Lenders) for and against  any and  all  liabilities,  obligations,  losses,  damages,  penalties, claims, actions,  judgments, costs, expenses or disbursements of whatsoever kind or  nature  which  may be  imposed  on,  asserted  against  or  incurred  by the
Administrative  Agent  (or any  affiliate  thereof)  in  performing  its  duties hereunder  or under any  other  Credit  Document  or in any way  relating  to or arising out of this  Agreement or any other Credit  Document;  provided  that no
Lender shall be liable for any portion of such liabilities, obligations, losses, damages,  penalties,  claims,  actions,  judgments,  suits,  costs,  expenses or disbursements  resulting from the  Administrative  Agent's (or such affiliate's)
gross  negligence or willful  misconduct  (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            12.07 THE  ADMINISTRATIVE  AGENT IN ITS  INDIVIDUAL  CAPACITY.  With
respect to its  obligation to make Loans,  or issue or participate in Letters of
Credit, under this Agreement, the Administrative Agent shall have the rights and powers  specified  herein for a "Lender"  and may  exercise  the same rights and powers as though it were not performing  the duties  specified  herein;  and the term "Lender,"  "Required  Lenders," "Required Senior Lenders," "Required B Term
Loan Lenders," "holders of Notes" or any similar terms shall, unless the context clearly indicates otherwise,  include the Administrative Agent in its respective individual  capacities.  The Administrative  Agent and its affiliates may accept deposits  from,  lend money to,  and  generally  engage in any kind of  banking, investment  banking,  trust or other business  with, or provide debt  financing, equity capital or other services (including  financial advisory services) to any
Credit Party or any  Affiliate  of any Credit Party (or any Person  engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not  performing  the duties  specified  herein,  and may  accept  fees and other consideration  from any Credit  Party or any  Affiliate  of any Credit Party for
services in  connection  with this  Agreement and  otherwise  without  having to account for the same to the Lenders.

            12.08 HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner  thereof  for all  purposes  hereof  unless and until a written notice of the assignment,  transfer or endorsement  thereof, as the case may be,  shall have been  filed  with the  Administrative  Agent.  Any  request, authority  or consent of any Person who,  at the time of making such  request or giving such authority or consent,  is the holder of any Note shall be conclusive and binding on any subsequent holder,  transferee,  assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

            12.09   RESIGNATION   BY   THE   ADMINISTRATIVE   AGENT.   (a)   The
Administrative  Agent may  resign  from the  performance  of all its  respective functions and duties  hereunder  and/or under the other Credit  Documents at any time by giving 15 Business Days' prior written notice to the Lenders and, unless a Default or an Event of Default under Section 10.05 then exists,  the Borrower.
Any such resignation by an Administrative  Agent hereunder shall also constitute its resignation as an Issuing Lender and the Swingline Lender, in which case the resigning  Administrative  Agent (x) shall not be  required to issue any further
Letters of Credit or make any additional Swingline Loans hereunder and (y) shall maintain all of its rights as Issuing  Lender or Swingline  Lender,  as the case

                                     -101-

may be, with respect to any Letters of Credit  issued by it, or Swingline  Loans made by it, prior to the date of such  resignation.  Such resignation shall take effect upon the  appointment  of a successor  Administrative  Agent  pursuant to clauses (b) and (c) below or as otherwise provided below.

            (b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower,  which acceptance shall not be unreasonably withheld or delayed
(provided  that the  Borrower's  approval  shall not be  required if an Event of
Default then exists).

            (c) If a  successor  Administrative  Agent  shall  not have  been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower  (which  consent shall not be  unreasonably  withheld or delayed,  provided that the Borrower's consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative  Agent hereunder or thereunder until such time, if any,  as the  Required  Lenders  appoint  a  successor  Administrative  Agent as provided above.

            (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th  Business  Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's
resignation  shall become  effective and the Required  Lenders shall  thereafter perform all the duties of the  Administrative  Agent hereunder  and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

            (e) Upon a resignation of the Administrative  Agent pursuant to this
Section 12.09, the  Administrative  Agent shall remain indemnified to the extent provided in this Agreement and the other Credit  Documents and the provisions of this Section 12 shall  continue in effect for the benefit of the  Administrative
Agent for all of its actions and inactions  while serving as the  Administrative
Agent.

            12.10 SYNDICATION AGENT AND DOCUMENTATION AGENT. Notwithstanding any
provision to the contrary contained  elsewhere in this Agreement or in any other
Credit  Document,  neither The Royal Bank of Scotland plc solely in its capacity as Syndication Agent hereunder nor Merrill Lynch Capital,  a division of Merrill
Lynch Business  Financial Services Inc., solely in its capacity as Documentation
Agent  hereunder,  shall  have any duties or  responsibilities  under the Credit
Documents,  nor shall any such  Person  have or be deemed to have any  fiduciary relationship with any Lender in respect of the Credit Documents,  and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this  Agreement  or any other Credit  Document or  otherwise  exist against any such Person in respect of such capacities.

            SECTION 13. MISCELLANEOUS.

            13.01 PAYMENT OF EXPENSES,  ETC. The Borrower  hereby agrees to: (i)
whether or not the transactions  herein  contemplated  are consummated,  pay all
reasonable   out-of-pocket  costs  and  expenses  of  the  Administrative  Agent
(including, without limitation, the reasonable fees and disbursements of White &
Case LLP and the  Administrative  Agent's  other  counsel  and  consultants)  in

                                     -102-

connection  with the  preparation,  execution and delivery of this Agreement and the other Credit Documents and the documents and instruments  referred to herein and therein and any amendment,  waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of the  Administrative  Agent and, after the occurrence of an Event of Default,  each of the Issuing  Lenders and the Lenders in connection with the  enforcement of this  Agreement and the other Credit  Documents and the documents and  instruments  referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements  provided under this
Agreement  in the  nature of a  "work-out"  or  pursuant  to any  insolvency  or
bankruptcy  proceedings  (including,  in  each  case  without  limitation,   the
reasonable   fees  and   disbursements   of  counsel  and  consultants  for  the
Administrative  Agent and, after the occurrence of an Event of Default,  counsel for each of the Issuing Lenders and the Lenders);  (ii) pay and hold each of the
Agents,  each of the Issuing Lenders,  each of the Lenders and the Lead Arranger harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the  Agents,  each of the  Issuing  Lenders,  each of the  Lenders  and the Lead
Arranger  harmless from and against any and all  liabilities  with respect to or resulting from any delay or omission  (other than to the extent  attributable to such Agent,  such Issuing Lender,  such Lender or the Lead Arranger) to pay such taxes; and (iii) indemnify each of the Agents,  each Issuing Lender, each Lender and the  Lead  Arranger,  and  each of  their  respective  officers,  directors, employees, representatives, agents, affiliates, trustees and investment advisors from and hold each of them harmless against any and all liabilities, obligations
(including removal or remedial actions),  losses,  damages,  penalties,  claims,
actions,   judgments,   suits,  costs,  expenses  and  disbursements  (including
reasonable  attorneys' and  consultants'  fees and  disbursements)  incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related  to, or by reason of, (a) any  investigation,  litigation  or other proceeding  (whether or not any Agent,  any Issuing Lender,  any Lender or
the Lead  Arranger is a party  thereto  and  whether or not such  investigation, litigation  or other  proceeding is brought by or on behalf of any Credit Party)
related to the entering into and/or  performance  of this Agreement or any other
Credit  Document or the use of any Letter of Credit or the proceeds of any Loans hereunder  or the  consummation  of the  Transaction  or any other  transactions contemplated  herein or in any other  Credit  Document or the exercise of any of their rights or remedies  provided herein or in the other Credit  Documents,  or
(b) the actual or alleged  presence of Hazardous  Materials in the air,  surface water or groundwater or on the surface or subsurface of any Real Property at any time owned,  leased or operated by the Borrower or any of its Subsidiaries,  the generation, storage, transportation, handling or disposal of Hazardous Materials by the  Borrower  or any of its  Subsidiaries  at any  location,  whether or not owned,  leased or  operated  by the  Borrower  or any of its  Subsidiaries,  the
non-compliance by the Borrower or any of its Subsidiaries with any Environmental
Law (including  applicable permits thereunder)  applicable to any Real Property,
or  any  Environmental   Claim  asserted  against  the  Borrower,   any  of  its
Subsidiaries  or any Real Property at any time owned,  leased or operated by the
Borrower  or  any  of  its  Subsidiaries,   including,  in  each  case,  without
limitation,   the  reasonable  fees  and  disbursements  of  counsel  and  other consultants  incurred in connection with any such  investigation,  litigation or other  proceeding  (but excluding any losses,  liabilities,  claims,  damages or expenses  to the extent  incurred by reason of the gross  negligence  or willful misconduct  of the  Person  to be  indemnified  (as  determined  by a  court  of competent jurisdiction in a final and non-appealable  decision)).  To the extent

                                     -103-

that the undertaking to indemnify,  pay or hold harmless any Agent,  any Issuing
Lender,  any Lender or the Lead Arranger set forth in the preceding sentence may be  unenforceable  because  it is  violative  of any law or public  policy,  the
Borrower shall make the maximum  contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

            13.02 RIGHT OF SETOFF.  In  addition to any rights now or  hereafter granted under  applicable law or otherwise,  and not by way of limitation of any such  rights,  upon the  occurrence  and during the  continuance  of an Event of
Default, the Administrative Agent, each Issuing Lender and each Lender is hereby authorized  at any  time or from  time to  time,  without  presentment,  demand, protest or other notice of any kind to any Credit Party or to any other  Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits  (general or special) and any other  Indebtedness  at any time held or owing by the Administrative  Agent, such Issuing Lender or such
Lender  (including,   without  limitation,  by  branches  and  agencies  of  the
Administrative Agent, such Issuing Lender or such Lender wherever located) to or for the credit or the account of the Borrower or any of its Subsidiaries against and on account of the  Obligations  and liabilities of the Credit Parties to the
Administrative Agent, such Issuing Lender or such Lender under this Agreement or under any of the other Credit  Documents,  including,  without  limitation,  all interests in Obligations  purchased by such Lender pursuant to Section 13.06(b), and all other  claims of any nature or  description  arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Administrative Agent, such Issuing Lender or such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

            13.03 NOTICES.  Except as otherwise  expressly  provided herein, all notices and other  communications  provided  for  hereunder  shall be in writing
(including  telegraphic,  telex,  telecopier or cable communication) and mailed, telegraphed,  telexed, telecopied,  cabled or delivered: if to any Credit Party, at the address  specified  opposite its signature below or in the other relevant
Credit Documents; if to any Lender, at its address specified on Schedule II; and
if to the Administrative Agent, at the Notice Office; or, as to any Credit Party
or the  Administrative  Agent,  at such other  address as shall be designated by such  party in a written  notice to the other  parties  hereto  and,  as to each
Lender, at such other address as shall be designated by such Lender in a written notice to the  Borrower  and the  Administrative  Agent.  All such  notices  and communications shall, when mailed, telegraphed,  telexed,  telecopied, or cabled or  sent by  overnight  courier,  be  effective  when  deposited  in the  mails, delivered to the telegraph company,  cable company or overnight courier,  as the case  may  be,  or  sent  by  telex  or  telecopier,  except  that  notices  and communications  to the  Administrative  Agent  and  the  Borrower  shall  not be effective  until received by the  Administrative  Agent or the Borrower,  as the
case may be.

            13.04 BENEFIT OF AGREEMENT;  ASSIGNMENTS;  PARTICIPATIONS.  (a) This
Agreement  shall be binding upon and inure to the benefit of and be  enforceable by the  respective  successors  and  assigns of the  parties  hereto;  provided, however, the Borrower may not assign or transfer any of its rights,  obligations or interest  hereunder  without the prior  written  consent of the Lenders  and, provided  further,  that,  although  any  Lender may  transfer,  assign or grant participations in its rights hereunder,  such Lender shall remain a "LENDER" for all purposes hereunder (and may not transfer or assign all or any portion of its
Commitments  hereunder except as provided in Sections 1.13 and 13.04(b)) and the transferee,  assignee or participant, as the case may be, shall not constitute a

                                     -104-

"Lender" hereunder and, provided further, that no Lender shall transfer or grant any  participation  under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit  Document except to the  extent  such  amendment  or waiver  would (i)  extend  the final  scheduled maturity of any Loan,  Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such  participant is  participating,  or reduce the rate or extend the time of payment of interest or Fees thereon  (except in  connection  with a waiver of  applicability  of any post-default  increase in interest rates) or reduce the principal amount thereof
(it  being  understood  that any  amendment  or  modification  to the  financial definitions  in this  Agreement or to Section  13.07(a)  shall not  constitute a reduction  in the rate of interest or Fees payable  hereunder),  or increase the amount of the participant's participation over the amount thereof then in effect
(it being  understood  that a waiver of any  Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such  participation,  and that an  increase in any  Commitment  (or the available portion thereof) or Loan shall be permitted without the consent of any participant  if the  participant's  participation  is not  increased as a result thereof),  (ii) consent to the  assignment or transfer by the Borrower of any of its  rights  and  obligations  under  this  Agreement  (iii)  except  during the continuance  of an Event of  Default  (at  which  time  the  Collateral  release provisions  shall  instead be governed  by the  provisions  of Section  14.02(a)
hereof) or as otherwise  expressly provided in the Security  Documents,  release all or  substantially  all of the  Collateral  under all the Security  Documents supporting the Loans or Letters of Credit hereunder in which such participant is participating,  (iv) amend,  modify or waive any  provision of Section  4.02(h),
Section 13.06(d),  Section 13.12 or Section 14 (except for technical  amendments with respect to additional extensions of credit pursuant to this Agreement which afford  the  protections  to such  additional  extensions  of credit of the type provided to the A Term Loans, B Term Loans and/or the Revolving Loan Commitments
on the Effective Date), (v) except during the continuance of an Event of Default
(at which time the  Subsidiaries  Guaranty  release  provisions shall instead be governed by the provisions of Section  14.02(b)),  release all or  substantially all of the  Subsidiary  Guarantors  from  the  Subsidiaries  Guaranty,  or  (vi)
contractually  subordinate  the right of payment of any Lender to any principal, interest  (other than the  difference  between the standard rate of interest and the default rate of interest) or fees payable by the Borrower for the account of such Lender to any other  Indebtedness of the Borrower,  supporting the Loans or
Letters of Credit hereunder in which such participant is  participating.  In the case of any such participation,  the participant shall not have any rights under this Agreement or any of the other Credit  Documents (the  participant's  rights against  such Lender in respect of such  participation  to be those set forth in the  agreement  executed  by such  Lender in favor of the  participant  relating thereto) and all amounts  payable by the Borrower  hereunder shall be determined as if such Lender had not sold such participation.

            (b)  Notwithstanding  the  foregoing,  any  Lender  (or  any  Lender together with one or more other  Lenders) may (x) assign all or a portion of its
Commitments and related  outstanding  Obligations  (or, if the Commitments  with respect  to the  relevant  Tranche  have  terminated,  outstanding  Obligations)
hereunder to (i)(A) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (B) to one or more other  Lenders or any  affiliate  of any such other Lender which is at least 50%
owned by such other Lender or its parent  company  (provided  that any fund that invests in loans and is managed  or  advised by the same  investment  advisor of another fund which is a Lender (or by an Affiliate of such  investment  advisor)
shall be treated as an  affiliate  of such other Lender for the purposes of this

                                     -105-

sub-clause  (x)(i)(B)),  or (ii) in the case of any  Lender  that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the  same  investment  advisor  of any  Lender  or by an  Affiliate  of  such investment advisor or (y) assign all, or if less than all, a portion equal to at least $1,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding  Obligations (or, if the Commitments with respect to the relevant Tranche have terminated,  outstanding  Obligations)
hereunder to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that  invests in loans and is managed or advised by the same  investment  advisor  of such fund or by an  Affiliate  of such  investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption
Agreement,  provided that (i) at such time,  Schedule I shall be deemed modified to reflect the Commitments and/or outstanding Loans, as the case may be, of such new Lender and of the existing Lenders,  (ii) upon the surrender of the relevant
Notes by the assigning Lender (or, upon such assigning Lender's indemnifying the
Borrower for any lost Note  pursuant to a customary  indemnification  agreement)
new Notes will be issued, at the Borrower's  expense,  to such new Lender and to the  assigning  Lender upon the request of such new Lender or assigning  Lender, such new Notes to be in conformity  with the  requirements of Section 1.05 (with
appropriate   modifications)  to  the  extent  needed  to  reflect  the  revised
Commitments  and/or  outstanding  Loans,  as the case may be,  (iii)  subject to
Section  14.01(b),  the consent of the  Administrative  Agent and, so long as no
Default or Event of Default then exists,  the consent of the Borrower  shall (in either  case) be required in  connection  with any such  assignment  pursuant to clause (y) above (other than any such assignment by the Administrative  Agent or any of its Affiliates  prior to the Syndication  Date) (which  consents,  in any
such  case,   shall  not  be  unreasonably   withheld  or  delayed),   (iv)  the
Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable  assignment fee of
$3,500 and (v) no such transfer or assignment  will be effective  until recorded by the  Administrative  Agent on the Register  pursuant to Section 13.15. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its  obligations  hereunder  with  respect to its  assigned
Commitments  and outstanding  Loans. At the time of each assignment  pursuant to this Section  13.04(b) to a Person which is not already a Lender  hereunder  and which  is not a United  States  person  (as  such  term is  defined  in  Section
7701(a)(30)  of the  Code) for  Federal  income  tax  purposes,  the  respective assignee Lender shall,  to the extent legally  entitled to do so, provide to the
Borrower the appropriate  Internal Revenue Service Forms (and, if applicable,  a
Section  4.04(b)(ii)  Certificate)  described in Section 4.04(b).  To the extent that an assignment of all or any portion of a Lender's  Commitments  and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such  assignment,  result in increased  costs under Section 1.10,
2.06 or 4.04 from those being charged by the respective  assigning  Lender prior to such  assignment,  then  the  Borrower  shall  not be  obligated  to pay such increased costs  (although the Borrower,  in accordance with and pursuant to the other  provisions  of this  Agreement,  shall  be  obligated  to pay  any  other increased  costs of the type  described  above  resulting from changes after the date of the respective assignment).

            (c) Nothing in this  Agreement  shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with prior notification  to the  Administrative  Agent  (but  without  the  consent  of the
Administrative Agent or the Borrower), any Lender which is a fund may pledge all

                                     -106-

or any  portion of its Loans and Notes to its trustee or to a  collateral  agent providing  credit or credit support to such Lender in support of its obligations to such trustee,  such collateral agent or a holder of such obligations,  as the case may be. No pledge  pursuant to this clause (c) shall release the transferor
Lender from any of its obligations hereunder.

            13.05 NO  WAIVER;  REMEDIES  CUMULATIVE.  No failure or delay on the part of the  Administrative  Agent, the Collateral  Agent, any Issuing Lender or
any Lender in exercising  any right,  power or privilege  hereunder or under any other Credit Document and no course of dealing between the Borrower or any other
Credit Party and the  Administrative  Agent,  the Collateral  Agent, any Issuing
Lender or any Lender shall operate as a waiver thereof;  nor shall any single or partial exercise of any right,  power or privilege  hereunder or under any other
Credit Document  preclude any other or further  exercise thereof or the exercise of any other right,  power or privilege  hereunder  or  thereunder.  The rights, powers and remedies  herein or in any other Credit Document  expressly  provided are  cumulative  and not exclusive of any rights,  powers or remedies  which the
Administrative  Agent,  the Collateral  Agent,  any Issuing Lender or any Lender
would  otherwise  have.  No notice to or demand on any Credit  Party in any case shall  entitle  any  Credit  Party to any other or  further  notice or demand in similar  or other  circumstances  or  constitute  a waiver of the  rights of the
Administrative  Agent, the Collateral Agent, any Issuing Lender or any Lender to
any other or further action in any circumstances without notice or demand.

            13.06  PAYMENTS PRO RATA.  (a) Except as otherwise  provided in this
Agreement,  the  Administrative  Agent agrees that promptly after its receipt of each  payment  from or on behalf of the  Borrower in respect of any  Obligations hereunder, the Administrative Agent shall distribute such payment to the Lenders entitled  thereto  (other than any Lender that has consented in writing to waive its pro rata share of any such  payment)  pro rata  based upon their  respective shares,  if any,  of the  Obligations  with  respect to which such  payment  was received.

            (b) If any Lender (herein the "BENEFITED LENDER"), by exercising any right of set-off, counterclaim or foreclosure,  receives payment (whether in the form of cash or other  property) of principal or interest or other amount due on any Obligation (other than payments  distributed to such Benefited Lender by the
Administrative Agent in accordance with the provisions of Section 13.06(d)) (the
"ENTRUSTED  PROPERTY"),   such  Benefited  Lender  shall  promptly  deliver  the
Entrusted  Property  to  the   Administrative   Agent  for  application  to  the
Obligations  in accordance  with the provisions of Section  13.06(d);  provided, that, until such Entrusted Property is so delivered to the Administrative Agent, it shall be deemed to be held in trust by such Benefited  Lender for the benefit of the Administrative Agent and the Entitled Lenders (defined hereafter). If any
Benefited  Lender  fails  to  promptly  turn  over  Entrusted  Property  to  the
Administrative  Agent,  such Benefited  Lender shall be deemed to have purchased
(from all  Lenders who would be entitled  to a  distribution  of such  Entrusted
Property from the Administrative Agent pursuant to Section 13.06(d);  herein the
"Entitled Lenders") participations in the applicable Loans held by such Entitled
Lenders  (and such other  adjustments  shall be made as may be required) so that all such  Entrusted  Property  shall be  effectively  attributed to the Entitled
Lenders in accordance with the provisions of Section 13.06(d);  provided,  that, if all or any portion of such Entrusted  Property is thereafter  recovered from, or must  otherwise be restored  by, the  Benefited  Lender,  or is repaid by the
Benefited Lender in good faith  settlement of a pending or threatened  avoidance claim,  the purchase of such  participation  shall be rescinded and the purchase

                                     -107-

price restored to the extent of such recovery,  but without  interest being paid by such  Benefited  Lender.  If under any applicable  bankruptcy,  insolvency or other  similar law, any Benefited  Lender  receives a secured claim in lieu of a set-off to which this Section would apply,  such Benefited  Lender shall, to the extent  practicable,  exercise its rights in respect of such secured  claim in a manner  consistent with the rights provided herein of the Entitled  Lenders,  as directed by the  Administrative  Agent. Each Credit Party agrees that any Lender purchasing  a  participation  from any other  Lender  pursuant  to this  Section
13.06(b) may, to the fullest extent  permitted by law, and  notwithstanding  the provisions of Section  13.04,  exercise all of its rights of payment  (including the right of set-off)  with  respect to such  participation  as fully as if such purchasing Lender were the direct creditor of such Credit Party in the amount of such participation.

            (c)  Notwithstanding  anything to the contrary contained herein, the provisions  of the preceding  Sections  13.06(a) and (b) shall be subject to the express  provisions  of this  Agreement  which  require,  or  permit,  differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

            (d) So long as the Senior Loan Maturity  Date has not occurred,  the
Obligations  have not been  accelerated  and no Default or Event of Default  has occurred under Section 10.05, the Credit Parties, the Administrative  Agent, the
Collateral  Agent and each other  Secured  Creditor  agree that all  payments on account of the Obligations  (including all collections on any Collateral)  shall be  applied  to the  payment  of the then due and  payable  amount of the Senior
Obligations  and of  the  then  due  and  payable  amount  of  the B  Term  Loan
Obligations,  pro rata in accordance with their respective  amounts then due and payable.  Upon the occurrence of the Senior Loan Maturity Date, the acceleration of the  Obligations  or the occurrence of a Default or an Event of Default under
Section 10.05,  the Credit Parties,  the  Administrative  Agent,  the Collateral
Agent and each other Secured  Creditor agree that all payments on account of the
Obligations  (including  all  collections  on any  Collateral)  shall be applied pursuant to Section 7.4 of the Security Agreement.

            13.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished  to the  Lenders  pursuant  hereto  shall  be  made  and  prepared  in accordance with generally  accepted  accounting  principles in the United States consistently applied throughout the periods involved (except as set forth in the notes  thereto);  provided that, (i) except as otherwise  specifically  provided herein,  all computations of Excess Cash Flow and the Applicable Margin, and all
computations  and  all  definitions   (including   accounting   terms)  used  in
determining  compliance  with Sections  8.18 and 9.07 through  9.13,  inclusive,
shall  utilize  generally  accepted   accounting   principles  and  policies  in
conformity  with those used to prepare the audited  financial  statements of the
Borrower  referred to in Section  7.05(a)  for the fiscal  year of the  Borrower ended June 30, 2002 and (ii) to the extent expressly  provided  herein,  certain calculations shall be made on a Pro Forma Basis .

            (b) All  computations of interest,  Commitment  Commission and other
Fees  hereunder  shall be made on the basis of a year of 360 days for the actual number of days  (including the first day but excluding the last day; except that in the case of Letter  of Credit  Fees and  Facing  Fees,  the last day shall be included) occurring in the period for which such interest, Commitment Commission or Fees are payable.

                                     -108-

            13.08 GOVERNING LAW;  SUBMISSION TO JURISDICTION;  VENUE;  WAIVER OF
JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER  SHALL,  EXCEPT AS OTHERWISE
PROVIDED IN THE  MORTGAGES,  BE CONSTRUED IN ACCORDANCE  WITH AND BE GOVERNED BY
THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO
THIS AGREEMENT OR ANY OTHER CREDIT  DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE
STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK,
IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK,  AND, BY EXECUTION AND
DELIVERY OF THIS  AGREEMENT OR ANY OTHER CREDIT  DOCUMENT,  THE BORROWER  HEREBY
IRREVOCABLY  ACCEPTS FOR ITSELF AND IN RESPECT OF ITS  PROPERTY,  GENERALLY  AND
UNCONDITIONALLY,  THE JURISDICTION OF THE AFORESAID COURTS.  THE BORROWER HEREBY
FURTHER  IRREVOCABLY  WAIVES  ANY  CLAIM  THAT ANY  SUCH  COURTS  LACK  PERSONAL
JURISDICTION  OVER THE BORROWER,  AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL
ACTION  PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT  DOCUMENTS
BROUGHT IN ANY OF THE  AFOREMENTIONED  COURTS,  THAT SUCH COURTS  LACK  PERSONAL
JURISDICTION OVER THE BORROWER. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE
SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR
PROCEEDING BY THE MAILING OF COPIES  THEREOF BY  REGISTERED  OR CERTIFIED  MAIL,
POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE
BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER
HEREBY  IRREVOCABLY  WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER
IRREVOCABLY  WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING
COMMENCED  HEREUNDER OR UNDER ANY OTHER CREDIT  DOCUMENT THAT SERVICE OF PROCESS
WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF
THE ADMINISTRATIVE  AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS
IN ANY  OTHER  MANNER  PERMITTED  BY LAW OR TO  COMMENCE  LEGAL  PROCEEDINGS  OR
OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

            (b) THE BORROWER  HEREBY  IRREVOCABLY  WAIVES ANY OBJECTION WHICH IT
MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS
OR PROCEEDINGS  ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER
CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY
FURTHER  IRREVOCABLY  WAIVES  AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT
THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN
AN INCONVENIENT FORUM.

            (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY  IRREVOCABLY WAIVES
ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION,  PROCEEDING OR COUNTERCLAIM  ARISING
OUT OF OR  RELATING  TO  THIS  AGREEMENT,  THE  OTHER  CREDIT  DOCUMENTS  OR THE
TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                                     -109-

            13.09 COUNTERPARTS.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts,  each of which when so executed and delivered  shall be an original,  but all of which shall together  constitute one and the same  instrument.  A set of  counterparts executed by all the parties  hereto  shall be lodged with the  Borrower  and the
Administrative Agent.

            13.10  EFFECTIVENESS.  This Agreement shall become  effective on the date (the "Effective Date") on which the Borrower,  the Administrative Agent and each of the Lenders shall have signed a counterpart  hereof (whether the same or different  counterparts) and shall have delivered the same to the Administrative
Agent at the Notice  Office or, in the case of the Lenders,  shall have given to the  Administrative  Agent telephonic  (confirmed in writing),  written or telex notice  (actually  received)  at such  office  that the same has been signed and mailed to it. The  Administrative  Agent will give the  Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

            13.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            13.12  AMENDMENT OR WAIVER;  ETC. (a) Neither this Agreement nor any other Credit  Document  nor any terms hereof or thereof may be changed,  waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the  respective  Credit Parties party hereto or thereto and the Required Lenders (although  additional  parties may be added to (and annexes may be modified to reflect such  additions)  the  Subsidiaries  Guaranty and the
Security  Documents in accordance with the provisions hereof and thereof without the consent of the other Credit Parties party thereto or the Required  Lenders), provided that no such change,  waiver,  discharge or termination shall,  without the consent of each Lender (other than a Defaulting  Lender)  (with  Obligations being  directly  affected  in the case of  following  clause (i) or (vii)),  (i)
extend  the final  scheduled  maturity  of any Loan or Note or extend the stated
expiration date of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment  of  interest  or Fees  thereon
(except in  connection  with the  waiver of  applicability  of any  post-default increase in interest  rates),  or reduce the principal  amount thereof (it being understood that any amendment or  modification  to the financial  definitions in this  Agreement or to Section  13.07(a)  shall not constitute a reduction in the rate of interest  or Fees for the  purposes  of this  clause  (i)),  (ii) except during  the  continuance  of an Event of Default  (at which time the  Collateral release  provisions  shall  instead be  governed  by the  provisions  of Section
14.02(a) hereof) or as otherwise  expressly provided in the Security  Documents, release  all or  substantially  all of the  Collateral  under  all the  Security
Documents,  (iii)  amend,  modify or waive any  provision  of  Section  4.02(h),
Section  13.06(d),  this  Section  13.12 or  Section 14  (except  for  technical amendments  with respect to  additional  extensions  of credit  pursuant to this
Agreement which afford the  protections to such additional  extensions of credit of the type provided to the A Term Loans, B Term Loans and/or the Revolving Loan
Commitments on the Effective Date), (iv) modify the percentage  specified in the definition of Required  Lenders (it being  understood  that, with the consent of

                                     -110-

the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the  determination  of the Required  Lenders on substantially the same basis as the  extensions of Term Loans and Revolving  Loan  Commitments are included on the Effective  Date),  (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement,  (vi)
except  during  the  continuance  of an  Event of  Default  (at  which  time the
Subsidiaries  Guaranty  release  provisions  shall  instead be  governed  by the provisions  of  Section  14.02(b)),  release  all  or  substantially  all of the
Subsidiary  Guarantors from the Subsidiaries  Guaranty,  or (vii)  contractually subordinate the right of payment of any Lender to any principal, interest (other than the  difference  between the standard rate of interest and the default rate of  interest)  or fees payable by the Borrower for the account of such Lender to any other Indebtedness of the Borrower,  provided further,  that no such change, waiver,  discharge or  termination  shall (1) increase  the  Commitments  of any
Lender over the amount thereof then in effect without the consent of such Lender
(it being  understood  that waivers or  modifications  of conditions  precedent, covenants,  Defaults  or Events of Default or of a  mandatory  reduction  in the
Total  Commitment  shall not  constitute  an increase of the  Commitment  of any
Lender,  and that an increase in the available  portion of any Commitment of any
Lender shall not constitute an increase of the  Commitment of such Lender),  (2)
without the consent of each Issuing Lender, amend, modify or waive any provision of  Section 2 or alter its  rights or  obligations  with  respect  to Letters of
Credit,  (3) without the consent of the  Swingline  Lender,  alter the Swingline
Lender's rights or obligations  with respect to Swingline Loans, (4) without the consent of the  Administrative  Agent,  amend,  modify or waive any provision of
Section 12 or any other  provision as same relates to the rights or  obligations of the Administrative Agent, (5) without the consent of Collateral Agent, amend, modify or waive any  provision  relating  to the  rights or  obligations  of the
Collateral  Agent,  (6) without the consent of the Required B Term Loan Lenders, increase the  principal  amount of the Senior Loans above  $48,000,000  (as such amount is reduced on a dollar-for-dollar basis by any principal payments made on the A Term Loans and by any permanent  reduction or termination of the Revolving
Loan  Commitments  made  pursuant  to  Section  3.02,  3.03,  4.01 or  4.02,  as applicable),  or amend or waive the  provisions  of Section  9.20, or extend the final  stated  maturity  of any Loan (other than the B Term Loans) or reduce the percentage specified in the definition of Required B Term Loan Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the
Required  Senior  Lenders on  substantially  the same basis as the extensions of
Term Loans and Revolving Loan  Commitments are included on the Effective  Date),
(7) without the consent of each Senior Lender,  reduce the percentage  specified in the definition of Required Senior Lenders, (8) without the written consent of each B Term Loan Lender,  reduce the  percentage  specified in the definition of
Required B Term Loan  Lenders or (9) without the written  consent of each Senior
Lender,  amend,  modify or waive the provisions of Section  4.01(v),  unless all
Senior Loan Obligations have been indefeasibly paid in full in cash.

            (b) If, in connection with any proposed change, waiver, discharge or termination  of any of the  provisions  of this  Agreement  as  contemplated  by clauses (i) through (v),  inclusive,  of the first proviso to Section  13.12(a), the consent of the  Required  Lenders is obtained but the consent of one or more of such other  Lenders  whose  consent is  required  is not  obtained,  then the
Borrower  shall  have the right,  so long as all  non-consenting  Lenders  whose individual consent is required are treated as described in either clauses (A) or
(B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement  Lenders pursuant to Section 1.13 so long as at the time of such  replacement,  each such  Replacement  Lender  consents to the  proposed

                                     -111-

change,  waiver,  discharge or termination or (B) terminate such  non-consenting
Lender's  Commitments  and/or  repay each Tranche of  outstanding  Loans of such
Lender in accordance with Sections 3.02(b) and/or 4.01(b), provided that, unless the  Commitments  that are terminated,  and Loans repaid,  pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new  Lenders or the  increase of the  Commitments  and/or  outstanding  Loans of existing Lenders (who in each case must specifically  consent thereto),  then in the case of any action  pursuant to preceding  clause (B) the  Required  Lenders
(determined  after giving  effect to the  proposed  action)  shall  specifically consent thereto, provided further, that in any event the Borrower shall not have the right to  replace a Lender,  terminate  its  Commitments  or repay its Loans solely as a result of the exercise of such Lender's  rights (and the withholding of any  required  consent by such  Lender)  pursuant  to the  second  proviso to
Section 13.12(a).

            13.13 SURVIVAL. All indemnities set forth herein including,  without limitation,  in Sections 1.10,  1.11,  2.06, 4.04, 12.06 and 13.01 shall survive the execution,  delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

            13.14  DOMICILE  OF LOANS.  Each Lender may  transfer  and carry its
Loans at, to or for the account of any office,  Subsidiary  or Affiliate of such
Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans  pursuant to this Section  13.14 would,  at the time of such transfer,  result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective  Lender prior to such transfer,  then the Borrower  shall not be obligated to pay such increased  costs  (although the
Borrower  shall  be  obligated  to pay any  other  increased  costs  of the type described  above  resulting  from  changes  after  the  date  of the  respective transfer).

            13.15 REGISTER.  The Borrower hereby  designates the  Administrative
Agent to serve as its agent,  solely for  purposes  of this  Section  13.15,  to maintain a register  (the  "REGISTER")  on which it will record the  Commitments from time to time of each of the Lenders,  the Loans made by each of the Lenders and each  repayment  in  respect  of the  principal  amount of the Loans of each
Lender. Failure to make any such recordation,  or any error in such recordation, shall not affect the  Borrower's  obligations  in  respect of such  Loans.  With respect to any Lender,  the transfer of the  Commitments  of such Lender and the rights to the  principal  of, and  interest  on, any Loan made  pursuant to such
Commitments  shall not be  effective  until such  transfer  is  recorded  on the
Register  maintained  by the  Administrative  Agent with respect to ownership of such  Commitments  and Loans and prior to such  recordation all amounts owing to the transferor with respect to such  Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any
Commitments  and Loans  shall be  recorded  by the  Administrative  Agent on the
Register  only upon the  acceptance  by the  Administrative  Agent of a properly executed and delivered  Assignment and Assumption  Agreement pursuant to Section
13.04(b).  Coincident  with the delivery of such an  Assignment  and  Assumption
Agreement  to the  Administrative  Agent  for  acceptance  and  registration  of assignment  or  transfer  of all or  part of a Loan,  or as soon  thereafter  as practicable,  the  assigning or transferor  Lender shall  surrender the Note (if any)  evidencing  such  Loan,  and  thereupon  one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender at the request of any such Lender.  The Borrower agrees to indemnify the Administrative Agent from and against any and all losses,  claims,

                                     -112-

damages and  liabilities of whatsoever  nature which may be imposed on, asserted against or incurred by the  Administrative  Agent in performing its duties under this Section 13.15.

            13.16  CONFIDENTIALITY.  (a) Subject to the provisions of clause (b)
of this  Section  13.16,  each  Lender  agrees  that it will use its  reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if such Lender or such Lender's  holding or parent  company in its sole  discretion  determines that any such  party  should  have  access to such  information,  provided  such
Persons  shall be subject to the  provisions  of this Section  13.16 to the same extent as such  Lender) any  information  with respect to the Borrower or any of its  Subsidiaries  which  is now or in the  future  furnished  pursuant  to this
Agreement or any other Credit  Document,  provided  that any Lender may disclose any such information (i) as has become  generally  available to the public other than by virtue of a breach of this Section  13.16(a) by the  respective  Lender,
(ii) as may be required or  appropriate  in any report,  statement  or testimony submitted to any municipal,  state or Federal regulatory body having or claiming to have  jurisdiction  over such Lender or to the Federal  Reserve  Board or the
Federal Deposit Insurance Corporation or similar  organizations  (whether in the
United  States or elsewhere)  or their  successors,  (iii) as may be required or appropriate  in respect to any  summons or subpoena  or in  connection  with any litigation,  (iv) in order to comply with any law,  order,  regulation or ruling applicable to such Lender,  (v) to the  Administrative  Agent or the  Collateral
Agent,  (vi) to any direct or  indirect  contractual  counterparty  in any swap,
hedge  or  similar   agreement  (or  to  any  such  contractual   counterparty's
professional  advisor),  so long  as  such  contractual  counterparty  (or  such professional  advisor)  agrees  to be bound by the  provisions  of this  Section
13.16,  and (vii) to any  prospective  or actual  transferee or  participant  in connection with any  contemplated  transfer or participation of any of the Notes or  Commitments  or any  interest  therein by such  Lender,  provided  that such prospective  transferee  agrees  to be bound by the  confidentiality  provisions contained in this Section 13.16.

            (b) The Borrower hereby acknowledges and agrees that each Lender may share  with any of its  affiliates,  and such  affiliates  may  share  with such
Lender,  any  information  related to the  Borrower  or any of its  Subsidiaries
(including,  without limitation,  any non-public customer information  regarding the  creditworthiness  of the  Borrower  and its  Subsidiaries),  provided  such
Persons  shall be subject to the  provisions  of this Section  13.16 to the same extent as such Lender.

            (c) The Borrower  hereby  represents and  acknowledges  that, to the best of its  knowledge,  neither any Agent nor any Lender,  nor any employees or agents of, or other  persons  affiliated  with,  any Agent or any  Lender,  have directly or indirectly  made or provided any statement  (oral or written) to the
Borrower or to any of its employees or agents, or other persons  affiliated with or related to the Borrower  (or, so far as the  Borrower is aware,  to any other person), as to the potential tax consequences of the Transaction.

            (d) Neither the Agents nor the Lenders  provide  accounting,  tax or legal advice.  Notwithstanding  any express or implied  claims of exclusivity or proprietary  rights,  the Borrower,  each Agent and each Lender hereby agree and acknowledge  that the  Borrower,  each Agent and each  Lender (and each of their employees,  representatives  or other agents) are  authorized to disclose to any and all persons,  beginning  immediately upon  commencement of their discussions and without  limitation of any kind,  the tax treatment and tax structure of the

                                     -113-

Transaction,  and all  materials  of any kind  (including  opinions or other tax analyses) that are provided to the Borrower, any Agent or any Lender relating to such tax treatment and tax structure.  In this regard, the Borrower,  each Agent and each Lender  acknowledge  and agree that the disclosure of the tax treatment and tax structure of the  Transaction is not limited in any way by an express or implied  understanding  or  agreement,  oral or  written  (whether  or not  such
understanding   or  agreement  is  legally   binding).   For  purposes  of  this
authorization,  "tax" means United States  Federal  income tax, "tax  treatment"
means the purported or claimed Federal income tax treatment of the  transaction, and "tax  structure"  means any fact that may be relevant to  understanding  the purported  or claimed  Federal  income tax  treatment of the  transaction.  This paragraph is intended to reflect the  understanding of the Borrower,  each Agent and each Lender that the Transaction is not a "confidential transaction" as that phrase  is used in  Treasury  Regulation  ss.  1.6011-4(b)(3)(i),  and  shall be interpreted  in a manner  consistent  therewith.  Nothing  herein is intended to imply that any of the  Borrower,  each Agent and each  Lender made or provided a statement,  oral or written,  to, or for the benefit of, any of each other as to any  potential  tax  consequences  that are related to, or may result from,  the
Transaction.

            13.17 POST CLOSING ACTIONS. Notwithstanding anything to the contrary contained in this  Agreement or the other Credit  Documents,  the parties hereto acknowledge and agree that:

            1. REAL  PROPERTY.  To the extent not  completed  on or prior to the
Initial  Borrowing Date, the actions relating to the Mortgages and Real Property of the Borrower and its  Subsidiaries  pursuant to Section 5.12 (and the related opinion pursuant to Section 5.03) shall be completed no later than 45 days after the Initial Borrowing Date.

            2. UCC FILINGS;  FILINGS WITH RESPECT TO INTELLECTUAL PROPERTY; ETC.
(i) The Borrower and its Subsidiaries  were not required to have filed (or cause to have filed) on or prior to the Initial  Borrowing Date  Financing  Statements
(Form UCC-1) or any filings with the United States  Patent and Trademark  Office or the United States Copyright Office necessary to perfect the security interest purported  to be created by the Security  Agreement.  Not later than the 5th day after the Initial  Borrowing Date, the Borrower and its Subsidiaries  shall have filed (or cause to have filed) all of such Financing Statements (Form UCC-1) and any filings with the United  States  Patent and  Trademark  Office or the United
States Copyright Office necessary to perfect the security interest  purported to be created by the Security Agreement.

All  provisions  of  this  Credit  Agreement  and  the  other  Credit  Documents
(including,  without  limitation,  all  conditions  precedent,  representations, warranties,  covenants,  events of  default  and  other  agreements  herein  and therein)  shall be  deemed  modified  to the  extent  necessary  to  effect  the foregoing  (and to permit the taking of the actions  described  above within the time periods  required  above,  rather than as otherwise  provided in the Credit
Documents);  provided  that (x) to the extent any  representation  and  warranty would not be true  because the  foregoing  actions were not taken on the Initial
Borrowing Date the respective  representation  and warranty shall be required to be true and correct in all material  respects at the time the respective  action is taken  (or was  required  to be  taken)  in  accordance  with  the  foregoing provisions  of this Section  13.16 and (y) all  representations  and  warranties relating to the  Security  Documents  shall be  required to be true  immediately after the actions required to be taken by this Section 13.16 have been taken (or were required to be taken).  The acceptance of the benefits of each Credit Event shall constitute a covenant and agreement by the Borrower to each of the Lenders

                                     -114-

that the actions required  pursuant to this Section 13.17 will be, or have been, taken within the relevant  time  periods  referred to in this Section  13.17 and that, at such time, all representations and warranties  contained in this Credit
Agreement and the other Credit  Documents shall then be true and correct without any modification  pursuant to this Section 13.17. The parties hereto acknowledge and agree that the failure to take any of the actions required above, within the relevant time periods  required above,  shall give rise to an immediate Event of
Default pursuant to this Agreement.

            SECTION  14.  SPECIAL   PROVISIONS  WITH  RESPECT  TO  B  TERM  LOAN
OBLIGATIONS.

            14.01   Subordination  of  B  Term  Loan   Obligations;   Bankruptcy
Provisions.  Notwithstanding  anything to the contrary in this  Agreement or any other Credit Document,  the Credit Parties,  the Lenders,  the Collateral Agent,
the  Administrative  Agent  and the  other  Senior  Creditors  hereby  agree and acknowledge as follows:

            (a) The claims of the B Term Loan Lenders with respect to the B Term
      Loan  Obligations  shall be junior and  subordinate in right of payment to the claims of the Senior Creditors with respect to the Senior  Obligations to the extent,  and in the manner,  provided in this Section 14. Until the
      Senior Obligations have been indefeasibly paid in full in cash, the B Term
      Loan  Obligations  shall not be paid,  and no  payment  or  prepayment  on account  thereof  shall be made or given by any Credit  Party or received, accepted  or  retained  by the B Term  Loan  Lenders;  provided,  however,
      --------  -------  that so long as the Senior Loan  Maturity  Date has not occurred,  the Obligations  have not been  accelerated,  and no Default or
      Event of Default  under Section  10.05  exists,  (i)  regularly  scheduled payments of interest may be made with respect to the B Term Loans,  (ii) B
      Term Loan  Obligations may be paid in connection with the repayment of the
      Obligations of a non-consenting Lender pursuant to, and in accordance with the  requirements of, Sections 3.02(b) and 4.01(b) and (iii) amendment and consent  fees may be paid to B Term Loan  Lenders in  connection  with the requirements of Section 13.12(a).  Should any payment be received by any B
      Term Loan  Lender as  prohibited  herein,  such B Term Loan  Lender  shall forthwith  deliver the same to the  Administrative  Agent in precisely the form  received  (but  with the  endorsement  (although  without  recourse, representation or warranty) of such B Term Loan Lender where necessary for the collection thereof by the Administrative Agent) for application to the
      Senior  Obligations in accordance with the provisions of Section  13.06(d)
      of this Agreement,  and such B Term Loan Lender each agree that,  until so delivered,  the same shall be deemed  received by the B Term Loan  Lenders for the benefit of the Senior  Creditors and such payment shall be held in trust by such B Term Loan Lender for such purpose.

            (b) The Liens on any of the Collateral securing the Obligations that are granted to the Collateral Agent or any other Secured Creditor pursuant to any Credit  Document or under  applicable  law shall  (subject  only to
      Permitted  Liens) be (i) first  priority Liens for the purpose of securing the Senior Obligations and (ii) prior to the indefeasible  payment in full in cash of the Senior  Obligations,  second priority Liens for the purpose of  securing  the B Term Loan  Obligations  (and,  after the  indefeasible payment in full in cash of the Senior  Obligations,  first  priority Liens for the purpose of securing the B Term Loan  Obligations).  In  perfecting such Liens,  the Collateral  Agent may file financing  statements (or make other  filings or take other  action)  noting its capacity as  "collateral

                                     -115-

      agent" without making reference to the differing  interests of the various
      Secured  Creditors  and without  regard to the relative  priorities of the
      Liens securing the Senior  Obligations  and those securing the B Term Loan
      Obligations;   provided,  however,  that  the  Collateral  Agent  is  also authorized,  if it so  elects,  to  indicate  at any time  such  differing interests and relative  priorities in  connection  with the  perfection of such Liens.

            (c)  In  any  receivership,  insolvency  or  bankruptcy  proceeding, assignment  for the benefit of  creditors  or any other  proceeding  by or against any Credit Party for any relief under any bankruptcy or insolvency
      law  or  laws  relating  to  the  relief  of  debtors,   readjustment   of
      indebtedness,  reorganizations,  compositions or extensions  (collectively
      "INSOLVENCY  PROCEEDINGS")  which may be brought by or against  any Credit
      Party, the Administrative  Agent,  acting at the direction of the Required
      Senior  Lenders (and  without the consent of, and despite any  disapproval of, any other  Lender or any other  category of  Lenders),  shall have the sole power and authority (with respect to all of the  Obligations) to: (i)
      request  relief from the  automatic  stay to pursue  remedies  against the
      Collateral;  (ii) consent or object to any use of cash  collateral;  (iii)
      consent or object to any request for approval of  post-petition  financing and the imposition of Liens with respect to such  post-petition  financing
      (including  Liens  which may be given  priority  over those  securing  the
      Obligations); (iv) consent or object to the sale of any of the Collateral, including,  without  limitation,  to  sales  free and  clear of the  Liens securing the Obligations (so long as such sale is approved, and determined to be reasonable,  by a court of competent jurisdiction,  and any proceeds from  such  sale  that  are  approved  by the  court  for  payment  of any
      Obligations are applied to repay the Obligations in the order specified in
      Section  13.06(d));   (v)  request  adequate  protection  of  the  Secured
      Creditors' respective interests in the Obligations;  (vi) request, support or oppose the  appointment  of a trustee;  and (vii)  request,  support or oppose the conversion of a bankruptcy case from one chapter of the federal
      Bankruptcy Code to another.  With respect to clauses (ii) and (iii) of the preceding  sentence,  each of the  holders of the B Term Loan  Obligations agrees that (i) notice  received two Business  Days' prior to the entry of an order  approving such usage of cash  collateral and five Business Days'
      prior to the entry of an order  approving such financing shall be adequate notice;  and (ii)  provided it receives a Lien in any property  arising or
      acquired  after  the   commencement  of  such  proceeding   which  may  be
      substituted for the Collateral  subject to such usage under Section 363 or which  secures  such  financing  under  Section  364 (which  Lien shall be subordinated  to any  Lien in  such  property  held by the  Administrative
      Agent, the Collateral Agent, or the Lenders,  as the case may be, on terms substantially the same as the terms set forth in this Section 14), it will raise no  objection  to such usage or  financing  on the grounds  that its junior Lien  position  with respect to any  Collateral  is not  adequately protected. Without the prior written consent of the Required Lenders, none of the Secured Creditors shall file or join in (with respect to all of the
      Obligations)  any  involuntary  petition  in  any  Insolvency  Proceedings against any Credit  Party.  In the event that any Secured  Creditor  shall fail  to  file a  proof  of  claim  with  respect  to the  portion  of the
      Obligations owed to such Secured Creditor prior to the date that is thirty
      (30)  days  before  the  deadline  for  filing  proofs  of  claim  in such
      Insolvency   Proceedings,   the  Secured   Creditors  hereby   irrevocably
      authorize, empower and appoint the Administrative Agent as their agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim
      (but the Administrative Agent shall have no obligation to file such proofs of claim and may elect to do so, or to refrain  from doing so, in its sole

                                     -116-

      discretion).  Notwithstanding the foregoing, each of the Secured Creditors shall retain the right to independently  vote its respective  interests in the Obligations in any approval or rejection of any plan of reorganization in any  Insolvency  Proceedings  of any Credit Party.  The  Administrative
      Agent may file a copy of this Agreement with any court,  tribunal or other decision-making body to evidence the authority of the Administrative Agent to act on behalf of the Secured Creditors as specified in this Agreement.

            (d) In the  event  of any  distribution,  division  or  application, partial or  complete,  voluntary  or  involuntary,  by operation of law or otherwise,  of all or any part of the  assets of any  Credit  Party or the proceeds  thereof,  in whatever form, to creditors of any Credit Party, or upon any  indebtedness of any Credit Party, by reason of the  liquidation, dissolution or other winding up of any Credit Party or its business, or by reason of any sale or Insolvency  Proceeding,  then and in any such event, any  payment or  distribution  of any kind or  character,  either in cash, securities or other property,  which shall be payable or deliverable  upon or  with  respect  to any or all  of the  Obligations  (including  without limitation  any such  payment  or  distribution  which may be  payable  or deliverable  by  virtue  of the  provisions  of any  securities  which are subordinate  and  junior in right of  payment  of any of the  Obligations)
      shall  be paid or  delivered  directly  to the  Administrative  Agent  for application to the payment of the  Obligations  in the order  specified in
      Section 13.06(d).  All of the Obligations shall be entitled to accrue, and the Secured Creditors shall be entitled to recover, post-petition interest in any  Insolvency  Proceedings  regarding  any  Credit  Party;  provided, however,  that insofar as the relative rights of the Senior  Creditors and the B Term Loan Lenders inter se are concerned, the Senior Creditors shall be  entitled  to  receive  post-petition  interest  accrued  on all Senior
      Obligations prior to the receipt by the B Term Loan Lenders of any payment or property with respect to the B Term Loan Obligations.

            (e)  The  provisions  of  this  Agreement   regarding  the  relative
      priorities  of  the  claims  of,  and  Liens  securing,   the  Obligations
      constitute   a  continuing   agreement,   and  this   Agreement   and  the
      subordination of the B Term Loan  Obligations  (the "DEBT  SUBORDINATION")
      and the Liens with respect thereto (the "LIEN SUBORDINATION") provided for herein  shall  remain in full force and effect  regardless  of whether the
      Senior Obligations are from time to time reduced and thereafter  increased or entirely  extinguished and thereafter reincurred or incurred anew. This
      Agreement,  the Debt Subordination and the Lien Subordination shall remain in full force and effect and shall be irrevocable  until the  indefeasible payment in full in cash of all Senior Obligations.  To the extent that the
      Administrative  Agent or any other Senior Creditor receives any payment on account of any of the Senior Obligations, and any such payment or any part
      thereof  is  subsequently  invalidated,   declared  to  be  fraudulent  or
      preferential,  set  aside,  subordinated  or  required  to be  repaid to a trustee, receiver or any other person or entity (except as a result of the
      Administrative  Agent's or a Senior  Lender's gross  negligence or willful misconduct)  (whether in  connection  with any  Insolvency  Proceeding  or otherwise)  then,  to the  extent of such  payment  received,  the  Senior
      Obligations  or part  thereof  intended  to be  satisfied  and any and all subordination  obligations  and  agreements  of  the B Term  Loan  Lenders hereunder with respect to the B Term Loan Obligations  created or existing in favor of the  Administrative  Agent or the other Senior Creditors shall

                                     -117-

      be revived and  continue in full force and effect,  as if such payment had not been received by the Administrative  Agent or the Senior Creditors and
      applied  on account of the Senior  Obligations.  No notice  purporting  to terminate this Agreement, the Debt Subordination or the Lien Subordination
      which  is  received  by  the  Administrative  Agent  or the  other  Senior
      Creditors  at any time when  this  Agreement  is still in effect  shall be effective,  in any manner or at any time  whatsoever,  to  terminate  this
      Agreement, the Debt Subordination or the Lien Subordination.  The relative priorities  of the Liens  securing the Senior  Obligations  and the B Term
      Loan  Obligations  shall  not be  altered  or  otherwise  affected  by any amendment, modification,  supplement, extension, renewal or restatement of the Senior  Obligations or the B Term Loan Obligations,  nor by any action which the Administrative Agent or any of the Secured Creditors may take or fail to take in respect of the  Collateral.  Each Secured  Creditor agrees that it will not contest (or support any other Person in  contesting)  the validity,  perfection,  priority  (as  established  by  Section  14.01) or enforceability  of any Lien  created  by the  Credit  Documents  (or under applicable law) securing any of the Obligations or the priority,  validity or enforceability of the Obligations (it being understood,  however,  that the Secured Creditors shall be entitled to assert the relative  priorities as between the Senior Obligations and the B Term Loan Obligations, created pursuant to this  Section 14 and the relevant  provisions  of the Security
      Documents.

            (f)   This   Agreement,   the  Debt   Subordination   and  the  Lien
      Subordination shall continue to be effective regardless of the solvency or insolvency of any Credit Party or any B Term Loan Lender;  the liquidation or  dissolution  of  any  Credit  Party  or any B Term  Loan  Lender;  the
      institution  by or against  any Credit  Party or any B Term Loan Lender of any Insolvency Proceeding, or any change in the ownership,  composition or nature of any Credit Party or any B Term Loan Lender.

            (g) Nothing in this Section 14.01 shall impair the rights granted to the  Required  Senior  Lenders  under  Section  14.02  to  deal  with  the
      Collateral,  which rights the parties  hereby agree shall continue in full force and effect (i)  notwithstanding  any  insolvency of any Credit Party and (ii) during and after any Insolvency  Proceedings regarding any Credit
      Party.

            (h) Should any Triggering Event occur, the Administrative Agent will endeavor to promptly give each Lender a Triggering  Event Notice,  but the failure to timely give any  Triggering  Event  Notice shall not affect the validity of any Triggering Event (including, without limitation, rendering any Lien  Enforcement  Action  invalid) or result in any  liability of the
      Administrative  Agent to the  Lenders,  the  Credit  Parties  or any other
      Person.  At any time within fifteen (15) Business Days after a B Term Loan
      Lender  shall be deemed  to have  received  any  Triggering  Event  Notice
      (pursuant to the notice  provisions  of Section  13.03),  such B Term Loan
      Lender shall have the option to give written notice (a "PURCHASE  NOTICE")
      to the Administrative  Agent (which notice the Administrative  Agent shall forward  to the  Senior  Lenders)  that  such B Term Loan  Lender  (either individually,  or with other B Term Loan  Lenders)  will purchase all (but not  less  than  all) of the  Senior  Loan  Obligations  from  the  Senior
      Creditors  (each B Term Loan  Lender  delivering  a  Purchase  Notice is a
      "PURCHASING   LENDER").   Any  Purchase  Notice,   once  given,  shall  be
      irrevocable. If there is more than one Purchasing Lender, then (unless all

                                     -118-

      such Purchasing Lenders agree to the contrary in a joint written direction delivered  to the  Administrative  Agent) such  Purchasing  Lenders  shall purchase  the Senior  Loan  Obligations  pro rata based on their  relative holdings of the outstanding principal of the B Term Loans determined as of the date that the first Purchase Notice was received by the Administrative
      Agent.  The date (the  "Purchase  Date") on which the  Purchasing  Lenders shall purchase the Senior Loan  Obligations  shall be twenty (20) Business
      Days after the date the  Administrative  Agent  receives  the first of any such  Purchase  Notices (and the  Administrative  Agent shall  confirm the
      Purchase Date by written notice to the  Purchasing  Lenders and all Senior
      Lenders). On the Purchase Date, the Purchasing Lenders shall remit by wire transfer  immediately  available funds to the Administrative  Agent at the
      Payment Office in an amount equal to the sum of (i) the full amount of all outstanding  principal,  accrued but unpaid interest and accrued by unpaid fees on the Senior Loans;  (ii) all expenses  (including  attorneys' fees)
      incurred by the Senior Lenders that have not been reimbursed by the Credit
      Parties;  and  (iii)  cash  collateral  in the  amount of 102% of the face amount of any issued and  outstanding  Letters  of Credit  (including  any
      Letters  of  Credit  provided  by third  parties  in  accordance  with the provisions of the Credit Documents). The portion of the funds delivered to the  Administrative  Agent  pursuant  to  clauses  (i)  and  (ii)  of  the immediately  preceding  sentence shall be promptly delivered to the Senior
      Lenders.  The portion of the funds delivered to the  Administrative  Agent pursuant to clause (iii) of the  immediately  preceding  sentence shall be held by the Administrative Agent until such time as either (a) any drawing is made under the Letter of Credit to which  such funds  relate,  in which case such funds shall be promptly  thereafter  delivered to the respective
      Issuing  Lender or (b) the  Letter of Credit to which  such  funds  relate expires by its terms or is surrendered  without  drawing to the respective
      Issuing  Lender,  in which case such funds  shall be  promptly  thereafter returned to the Purchasing Lenders according to their respective interests in the purchased Senior Loans). In addition,  the Purchasing Lenders shall
      (severally  in proportion  to their  respective  shares of the Senior Loan
      Obligations  purchased by them on the Purchase  Date),  upon demand by the
      Administrative  Agent at the request of any Senior Lender,  reimburse each
      Senior  Lender  for:  (i) any loss,  cost,  damage or  expense  (including reasonable  attorneys'  fees and  legal  expenses)  it may  have  incurred
      (whether  before  or after  the  Purchase  Date) by any  Senior  Lender in connection with the sale of the Senior Loan  Obligations to the Purchasing
      Lenders  (including without  limitation,  any claims made by third parties against  any Senior  Lender);  (ii) any costs or  expenses  related to any issued and  outstanding  Letters of Credit;  and (iii) any checks or other payments  provisionally  recited against the Senior Loan Obligations or as to which the  Senior  Lenders  have not yet  received  final  payment.  In connection with such purchase of the Senior Loans,  each Senior Lender and the  Purchasing  Lenders shall  execute and deliver to the  Administrative
      Agent such Assignment and Assumption  Agreements as may be required by the
      Administrative Agent (and, notwithstanding anything to the contrary herein or in any other Credit  Document,  no consent of any Credit Party shall be required in connection therewith).  Notwithstanding the sale of the Senior
      Loans as contemplated by this Section 14.01(h),  all indemnities under any
      Credit Documents that,  pursuant to the terms thereof,  are to survive any termination of this  Agreement  shall continue to apply after the Purchase
      Date to the Senior  Lenders  whose  loans have been sold  pursuant  to the provisions hereof.

                                     -119-

            14.02   Senior   Lenders   to   Control    Collateral    Matters.(a)
Notwithstanding  anything  to the  contrary  in any Credit  Document,  until the
Senior Loans have been  indefeasibly  repaid in full in cash, the Senior Lenders shall have the exclusive right to administer,  perform and enforce (or elect not to enforce) the terms of the Credit  Documents  with  respect to all  Collateral
(other than with respect to any release of Collateral, which instead is governed by the provisions of the immediately  succeeding  sentence and Sections 14.01(c)
and 13.12) and to exercise  and  enforce (or not  enforce)  all  privileges  and rights  thereunder with respect to the Collateral,  at their sole discretion (by directing the Collateral  Agent to take or refrain from taking such actions by a vote of the Required Senior Lenders);  provided, that, absent direction from the
Required  Senior  Lenders,  the  Collateral  Agent  shall be entitled to take or refrain from taking action as the Collateral Agent may determine is appropriate.
In addition,  but not in limitation of the foregoing  provisions of this Section
14.02,  notwithstanding anything to the contrary in any Credit Document,  during the continuance of any Event of Default,  the Required Senior Lenders shall have the exclusive  authority to authorize the release of the Liens granted  pursuant to the Credit  Documents on any or all of the Collateral in connection  with the sale or other  disposition  thereof  (provided  that the proceeds of the sale of such Collateral shall  nevertheless be required to be distributed to the Secured
Creditors in accordance with Section 13.06(d), and no such release of Liens with respect to the Collateral  shall extend to or otherwise affect any rights of any
Secured  Creditor to receive the proceeds from any sale or other  disposition of the  Collateral  except to the extent such  proceeds are applied to repayment of the  Obligations  as provided in Section  13.06(d)) in connection  with: (i) any judicial or non-judicial foreclosure or similar actions or proceedings regarding any of the  Collateral;  (ii)  any  transfer  of  any of the  Collateral  to the
Collateral  Agent  in lieu of  foreclosure;  and  (iii)  any  sale of any of the
Collateral  including,  without  limitation,  any sale by (a) any of the  Credit
Parties  (whether  outside  of  bankruptcy  or as  debtor-in-possession),  (b) a receiver  for any of the  Credit  Parties,  (c) a trustee  for any of the Credit
Parties or (d) the Administrative  Agent or the Collateral Agent pursuant to the terms of the Credit Documents or applicable law, provided,  however, that (x) in connection  with any sale of the  Collateral  made  during the  pendency  of any
Insolvency  Proceedings,  such  sale  must  be  approved  and  determined  to be reasonable by a court of competent  jurisdiction  and (y) in connection with any sale of the Collateral  made during a time when  Insolvency  Proceedings are not pending,  such sale  must be  conducted  in a  commercially  reasonable  manner.
Nothing in any Credit  Document  shall be  construed  to  prohibit  any  Secured
Creditor from bidding at any private or judicial sale of any Collateral.

            (b) Notwithstanding anything to the contrary in any Credit Document, during the  continuance  of any Event of Default,  the Required  Senior  Lenders
shall have the exclusive  authority to authorize  the release of any  Subsidiary
Guarantor from the  Subsidiaries  Guaranty in connection  with the sale or other disposition of the equity  interests of such  Subsidiary  Guarantor,  so long as such  sale or other  disposition  is made  (and  the  proceeds  of such  sale or disposition  are  applied) in  accordance  with the  requirements  of the second sentence of Section 14.02(a).

            14.03 WAIVER OF LIABILITY  FOR ACTIONS  TAKEN WITH RESPECT TO B TERM
LOAN OBLIGATIONS AND COLLATERAL.  Subject to clause (y) of the proviso appearing in the  penultimate  sentence of Section  14.02(a),  neither the  Administrative
Agent, the Collateral Agent nor any Secured Creditor shall have any liability to the holder of any B Term Loan  Obligations (in its capacity as such), and each B
Term  Loan  Lender  (in its  capacity  as such),  on  behalf  of itself  and its successors and assigns,  hereby waives to the extent permitted by applicable law any claim,  right,  action or cause of action which it may now or hereafter have

                                     -120-

against the  Administrative  Agent,  the  Collateral  Agent or any other Secured
Creditor (including,  without limitation, any and all claims, rights, actions or causes of action  that any B Term Loan  Lender may  otherwise  have  against the
Administrative  Agent,  the Collateral Agent or any other Secured Creditor under
Sections 9-207, 9-609, 9-610, 9-611, 9-615, 9-617 and 9-625 to 9-628, inclusive, of the UCC) arising out of, any and all actions which the Administrative  Agent, the  Collateral  Agent or any other Secured  Creditor,  in good faith,  takes or omits to take with respect to the  Obligations,  any obligor with respect to the
Senior Obligations or any Collateral,  including,  without  limitation,  actions with respect to: the creation,  perfection or continuation of Liens with respect to any Collateral; any Lien Enforcement Action or disposition of any Collateral;
the release of any Collateral; the custody, valuation, protection, preservation, use or depreciation of any Collateral;  the realizing upon or failure to realize upon any Collateral;  or the collection of the  Obligations.  To the extent that any of the foregoing  waivers is not  permitted by applicable  law, it is agreed that the applicable standard by which any non-waivable rights,  duties or claims are to be  measured  shall  be  that  none  of  the  Administrative  Agent,  the
Collateral  Agent or any other  Secured  Creditor  shall have any  liability  or responsibility to any holder of any B Term Loan Obligations,  for any actions or omissions by the  Administrative  Agent,  the  Collateral  Agent or such Secured
Creditor other than actions or omissions constituting gross negligence or wilful misconduct of the  respective  such Person as determined by a court of competent jurisdiction in a final and non-appealable decision.

            14.04  FURTHER  ASSURANCES.  Each of the  holders of the B Term Loan
Obligations  agrees to take such further action and shall execute and deliver to the  Administrative  Agent,  the Collateral  Agent and the Senior Creditors such additional  documents and instruments (in recordable  form, if requested) as the
Administrative   Agent,  the  Collateral  Agent  or  the  Senior  Creditors  may
reasonably  request to effectuate the terms of, and the  priorities  established by, this Section 14. Each Secured Creditor (by its acceptance of the benefits of the Credit  Documents  of which it is a  beneficiary)  acknowledges,  agrees and accepts the provisions of this Section 14.

                                      * * *

                                     -121-

            IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  their duly authorized  officers to execute and deliver this  Agreement as of the date first above written.

Address:

2800 SE Market Place                        NUCO2 INC.
Stuart, Florida  34997
Attention:  Robert R. Galvin
Tel. No.:  (772) 221-1754                   By: /s/ Robert R. Galvin
                                                --------------------------------
Fax No.:  (772) 221-1690                        Name: Robert R. Galvin
                                                Title: Chief Financial Officer

                                            BNP PARIBAS,
                                             Individually and as Administrative Agent

                                            By: /s/ Ross A. Catlin
                                                --------------------------------
                                                Name: Ross A. Catlin
                                                Title: Director

                                            By: /s/ M. Finkelman
                                                --------------------------------
                                                Name: M. Finkelman
                                                Title: Managing Director

                                            BANK OF AMERICA, N.A.

                                            By: /s/ Brian K. Keeney
                                                --------------------------------
                                                Name: Brian K. Keeney
                                                Title: Senior Vice President

                                            MERRILL LYNCH CAPITAL,
                                             a division of MERRILL LYNCH BUSINESS
                                             FINANCIAL SERVICES, INC.

                                            By: /s/ Francois Delangle
                                                --------------------------------
                                                Name: Francois Delangle
                                                Title: Vice President

                                            THE ROYAL BANK OF SCOTLAND PLC

                                            By: /s/ Matthew Headington
                                                --------------------------------
                                                Name: Matthew Headington
                                                Title: Director